UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

First Trust Horizon Managed Volatility Developed International ETF (HDMV)

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

Annual Report
For the Year Ended
July 31, 2022

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the Managed Volatility Funds of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2022.
When it comes to investing one’s capital, it is natural to want to find some analyst, economist, or other pundit who claims to know exactly where the securities markets are headed at any given time. You can find them if you search hard enough, but watch your step. Relying on someone else’s crystal ball predictions, even if they have been fortunate enough to have made a celebrated market call or two in the past, is a fool’s errand, in my opinion. It is tough to reproduce such success. I am, as I have been for my entire career in the financial services industry, an advocate for individual investors seeking out professional assistance to help them meet their goals. If anything, the endless amounts of information flowing through the financial media via the internet and cable channels these days is likely making things more confusing for the average investor looking to get ahead. While some individuals may be adept at sifting through the noise to find those timely nuggets of information that can potentially move the markets, most are not, and one’s financial future is too important to gamble on meme stocks and black swans, in my opinion.
Having said all that, for those investors who do want to steer their own ship, there are now a plethora of packaged products available to meet almost any need or strategy, such as mutual funds, unit investment trusts and exchange-traded funds. With respect to equities, investors can choose from portfolios featuring style investing (growth and value), sectors, subsectors (i.e., Semiconductors are a subsector of the Technology sector), long/short strategies, dividend strategies and many more. There are products out there for both bullish and bearish investors. Again, for those individuals that are not savvy when it comes to investing, know that financial representatives have more of these, and other tools, at their disposal than ever before.
The markets have moved up and down in dramatic fashion in 2022. The stock market, as measured by the S&P 500® Index, declined in price by 20.80% from the close on March 23, 2022 through June 16, 2022, only to reverse course and rise by 17.41% from the close on June 16, 2022 through August 16, 2022, according to data from Bloomberg. So much for the adage “the trend is your friend.” The action in the bond market has been just as frantic. In the U.S. Treasury market, the yield on the 10-Year Treasury Note (“T-Note”) rose 114 basis points (“bps”) from the close on March 31, 2022 through June 14, 2022, only to reverse course and drop by 90 bps from the close on June 14, 2022 through August 1, 2022, according to data from Bloomberg. Suffice it to say that yield swings of this magnitude are not all that common. What is driving these divergent trading patterns? Robust inflation. The Consumer Price Index stood at 8.5% year-over-year in July 2022. A level not seen since the early 1980s. In the hopes of reducing it, the Federal Reserve (the “Fed”) is in the process of hiking interest rates and, in September, is expected to reduce the size of its balance sheet to the tune of $95 billion per month. The concern in the markets is whether or not the Fed’s tightening of monetary policy will push the U.S. economy into a serious recession. Some economists and others in the financial media believe the U.S. is already in a recession. We expect this battle (fight inflation at the expense of economic growth) to continue to play out over the coming months. Keep an eye on the 10-Year T-Note. If the yield rises moving forward, expect the stock and bond markets to struggle and vice versa. If you have not already, I encourage you to forge an investment plan and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
The investment objective of First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HUSV.” The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 7/31/22	5 Years Ended 7/31/22	Inception (8/24/16) to 7/31/22	5 Years Ended 7/31/22	Inception (8/24/16) to 7/31/22
Fund Performance
NAV	1.82%	10.11%	10.46%	61.88%	80.51%
Market Price	1.82%	10.09%	10.46%	61.73%	80.51%
Index Performance
S&P 500® Index	-4.64%	12.83%	13.46%	82.85%	111.56%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Domestic ETF (HUSV) (Continued)
Sector Allocation	% of Total Investments
Consumer Staples	16.4%
Information Technology	15.1
Utilities	15.1
Health Care	13.9
Industrials	12.4
Financials	11.7
Real Estate	5.4
Consumer Discretionary	4.8
Materials	2.8
Communication Services	1.4
Energy	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Jack Henry & Associates, Inc.	2.9%
Automatic Data Processing, Inc.	2.9
McDonald’s Corp.	2.7
PepsiCo, Inc.	2.5
Teledyne Technologies, Inc.	2.5
Hershey (The) Co.	2.5
International Business Machines Corp.	2.5
Coca-Cola (The) Co.	2.5
Johnson & Johnson	2.5
Paychex, Inc.	2.4
Total	25.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The investment objective of First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The term “developed market companies” means those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) with a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. The Sub-Advisor considers Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed market countries. However, this list may change in response to market and geopolitical events. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol  “HDMV.” The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 7/31/22	5 Years Ended 7/31/22	Inception (8/24/16) to 7/31/22	5 Years Ended 7/31/22	Inception (8/24/16) to 7/31/22
Fund Performance
NAV	-8.50%	0.01%	2.04%	0.03%	12.71%
Market Price	-8.67%	-0.08%	2.02%	-0.39%	12.60%
Index Performance
MSCI EAFE Index	-14.32%	2.61%	4.80%	13.78%	32.10%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV) (Continued)
Sector Allocation	% of Total Investments
Financials	17.3%
Real Estate	15.1
Industrials	14.6
Communication Services	13.2
Consumer Staples	12.6
Utilities	11.9
Health Care	5.8
Consumer Discretionary	4.9
Information Technology	2.9
Materials	1.4
Energy	0.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Ascendas Real Estate Investment Trust	2.2%
Singapore Technologies Engineering Ltd.	2.0
UOL Group Ltd.	2.0
MTR Corp., Ltd.	2.0
McDonald’s Holdings Co., Japan Ltd.	1.9
Power Assets Holdings Ltd.	1.9
Swisscom AG	1.8
CLP Holdings, Ltd.	1.8
Link REIT	1.7
Singapore Exchange Ltd.	1.7
Total	19.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The investment objective of First Trust Horizon Managed Volatility Small/Mid ETF (the “Fund”) is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HSMV.” The first day of secondary market trading in shares of the Fund was April 7, 2020.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/22	Inception (4/6/20) to 7/31/22	Inception (4/6/20) to 7/31/22
Fund Performance
NAV	-2.11%	20.93%	55.33%
Market Price	-2.11%	20.91%	55.28%
Index Performance
S&P 1000® Index	-5.86%	29.66%	82.58%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV) (Continued)
Sector Allocation	% of Total Investments
Industrials	21.6%
Financials	18.6
Real Estate	16.7
Utilities	9.6
Information Technology	8.2
Health Care	6.3
Consumer Discretionary	6.2
Consumer Staples	5.9
Materials	5.6
Communication Services	1.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Hubbell, Inc.	0.7%
Encore Capital Group, Inc.	0.7
UniFirst Corp.	0.7
Sonoco Products Co.	0.7
California Water Service Group	0.7
Essential Utilities, Inc.	0.7
Medical Properties Trust, Inc.	0.7
American States Water Co.	0.6
RPM International, Inc.	0.6
Woodward, Inc.	0.6
Total	6.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Horizon Managed Volatility Domestic ETF (“HUSV”), the First Trust Horizon Managed Volatility Developed International ETF (“HDMV”), and the First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) serves as the investment sub-advisor to the Funds.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Michael Dickson, PhD, Head of Research and Product Development and Portfolio Manager of Horizon
Scott Ladner, Chief Investment Officer and Portfolio Manager of Horizon
Steven Clark, PhD, Portfolio Manager of Horizon
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Each portfolio manager has served as part of the portfolio management team of the Funds since each Fund’s inception.
Commentary
First Trust Horizon Managed Volatility Domestic ETF (“HUSV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2022, the S&P 500® Index fell 4.64%. During the period, low volatility as a factor led the S&P 500® Index, as the S&P 500® Low Volatility Index returned 4.50%.
During the same period, the S&P 500® Index experienced a moderate decline as macroeconomic and geopolitical risks weighed on sentiment and, to some extent, on corporate earnings and profitability. Labor market imbalances, unresolved supply chain stressors, and the prosecution of Russia’s war in Ukraine all coalesced to first persist and then increase inflationary dynamics. Despite the maintenance of accommodative fiscal and monetary policy at the onset of the 12-month period ended July 31, 2022, these inflationary dynamics proved the transitory characterization inaccurate, at least in the short term.
In November 2021, the Federal Reserve (“Fed”) announced that it was dropping the “transitory” characterization of inflation, signaling that it would soon pivot in a more hawkish direction by increasing short term interest rates and adjusting quantitative easing to tighten financial conditions, and hopefully, curb inflation. It took the financial markets some time to process the implications of the Fed’s hawkish pivot, with equities broadly rallying into calendar year end and surging to all-time highs in the first week of January 2022.
Shortly after reaching all-time highs, the S&P 500® Index rapidly sold off as market participants began repricing risk assets in accordance with this new, much more hawkish, Fed stance. From the start of the calendar year through April 2022, the U.S. 2-Year yield increased by nearly 200 basis points (“bps”) as the markets digested the expected interest rate hikes that began in March 2022. In just a few weeks, the S&P 500® Index found itself nearly 10% off all-time high levels, bottoming nearly 24% off highs by mid-June 2022. These surging short term interest rate expectations necessitated a rerating of valuation multiples.
As measured by the price to earnings ratio, most of the sell-off in both January 2022 and through the market bottom was driven by multiple compression. From peak to trough over this same period, twelve-month blended forward price to earnings fell by roughly 6 points, or 27%. Although macroeconomic conditions deteriorated, the U.S. consumer remained resilient, supporting corporate revenues and earnings. This broad market pullback that hit companies with lower quality fundamentals the hardest, also provided a boost to the more defensive posture of lower volatility stocks, contributing to their strong relative return over the period.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On a net asset value (“NAV”) basis for the 12-month period ended July 31, 2022, the Fund provided a total return of 1.82%, including the reinvestment of dividends. The S&P 500® Index returned -4.64% and the S&P 500® Low Volatility Index returned 4.50% over this same time period.
Stocks selected within the Utilities, Consumer Staples, and Industrials sectors contributed the most to the Fund’s return, whereas stocks selected within Information Technology, Communication Services, and Materials sectors detracted the most from the Fund’s return.
Single stock positions in Jack Henry & Associates Inc., The Hershey Co., and Automatic Data Processing, Inc. contributed the most to the Fund’s return for the same period. Single stock positions in VeriSign, Inc., Cisco Systems, Inc, and Cognizant Technology Solutions detracted the most from the Fund’s return for the same period.
During the 12-month period ended July 31, 2022, the Fund realized lower volatility than the S&P 500® Index and had volatility in line with the S&P 500® Low Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks of domestic companies based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. Due to the long-term defensive tilt of the strategy, it is expected that the Fund will underperform in strong positive markets and outperform in strong negative markets. For the same period, this was the case and these tilts contributed largely to the relative performance for the period.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2022, Horizon believes that overall corporate and economic fundamental conditions have deteriorated and that risks to financial markets and the global economy skew towards the downside. Additionally, as the Fed has clearly indicated their policy path is sensitive to each new economic data point, we believe this set up supports periods of elevated volatility. Despite this, we do believe that there are some paths for either rapid or moderately paced normalization in economic conditions, most all of which are dependent on inflation rolling over.
During time periods of persistent volatility, Horizon believes it is important to continue to be responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use active management approach when managing the Fund that provides the flexibility to limit sector concentration and business risk, without being limited to static rebalance requirements.
First Trust Horizon Managed Volatility Developed International ETF (“HDMV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2022, the MSCI EAFE Index fell 14.32%. During the same period, low volatility outperformed the broad MSCI EAFE Index as the MSCI EAFE Minimum Volatility Index fell 13.06%.
During the period, the MSCI EAFE Index experienced a moderate decline as macroeconomic and geopolitical risks weighed on sentiment and, to some extent, on corporate earnings and profitability. Labor market imbalances, unresolved supply chain stressors, and the prosecution of Russia’s war in Ukraine all coalesced to first persist and then increase inflationary dynamics. Despite the maintenance of accommodative fiscal and monetary policy at the onset of the fiscal year, these inflationary dynamics proved the transitory characterization inaccurate, at least in the short term.
In November 2021, the Fed announced that it was dropping the “transitory” characterization of inflation, signaling that it would soon pivot in a more hawkish direction by increasing short term interest rates and adjusting quantitative easing to tighten financial conditions, and hopefully, curb inflation. It took the financial markets some time to process the implications of the Fed’s hawkish pivot, with global equities broadly rallying into calendar year-end and nearing all-time highs in the first week of January 2022.
Shortly after nearing all-time highs, the MSCI EAFE Index rapidly sold off as market participants began repricing risk assets in accordance with this new, much more hawkish, stance by central banks. To highlight this we reference the Fed as the U.S. Central Bank

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
policy is relevant internationally due to the U.S. Dollar’s preeminent position in global financial markets. From the start of the calendar year through April 2022, the U.S. 2-Year yield increased by nearly 200 bps as the markets digested the expected interest rate hikes that began in March 2022. As Russia’s war in Ukraine exacerbated risks in international markets, by mid-March 2022, the MSCI EAFE Index found itself nearly 16% off all-time high levels, bottoming nearly 24% off highs by mid-June 2022. These surging short term interest rate expectations necessitated a rerating of valuation multiples.
As measured by the price to earnings ratio, most of the sell-off in both January 2022 and through the market bottom was driven by multiple compression. From peak to trough over this same period, twelve-month blended forward price to earnings for the MSCI EAFE Index fell by roughly 4 points, or 28%. As macroeconomic conditions deteriorated Internationally more acutely than the U.S. due to the risks of Russia’s war in Ukraine, this setup provided a boost to the more defensive posture of lower volatility stocks, contributing to their strong relative return over the period.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, in selecting securities for the Fund from a portfolio of eligible securities, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On a NAV basis for the 12-month period ended July 31, 2022, the Fund provided a total return of -8.50%, including the reinvestment of dividends. During the same period, low volatility outperformed the broad MSCI EAFE Index of -14.32% as the MSCI EAFE Minimum Volatility Index fell 13.06%. The Fund substantially outperformed both the MSCI EAFE and MSCI EAFE Minimum Volatility Indices.
For countries with an average allocation greater than 1%, stocks selected within United Kingdom, Australia, and Switzerland detracted the least from the Fund’s return, whereas stocks selected within Germany, Sweden, and the Netherlands detracted the most from the Fund’s return during the same period.
Single stock positions in Hongkong Land Holdings Ltd., AusNet Services Ltd., and United Overseas Bank Ltd. contributed the most to the Fund’s return for the same period. Single stock positions in Hong Kong & China Gas Co., Ltd., McDonald’s Holdings Co., Japan Ltd., and CLP Holdings, Ltd. detracted the most from the Fund’s return for the same period.
During the same period, the Fund realized lower volatility than the MSCI EAFE Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks and depositary receipts of large and mid-cap securities across developed markets based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. Due to the long-term defensive tilt of the strategy, it is expected that the Fund will underperform in strong positive markets and outperform in strong negative markets. For the 12-month period ended July 31, 2022, this was the case and these tilts contributed largely to the relative performance for the period.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2022, Horizon believes that overall corporate and economic fundamental conditions have deteriorated and that risks to financial markets and the global economy skew towards the downside. Additionally, we believe there are several unresolved factors that support periods of elevated volatility internationally. These include the uncertain path of global central banks, Russia’s war in Ukraine, and China’s policies related to COVID-19. Despite this, we do believe that there are some paths for either rapid or moderately paced normalization in economic conditions, most of which are dependent on inflation rolling over and the resolution of these risk factors.
During time periods of persistent volatility, Horizon believes it is important to continue to be more responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks when exposed to these risk factors. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use active management

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
approach when managing the Fund that provides the flexibility to limit sector and country concentration and business risk, without being limited to static rebalance requirements.
First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2022, the S&P 1000® Index fell 5.86%. During the same period, low volatility as a factor led the S&P 1000® Total Return Index, as the S&P 400® Low Volatility Index gained 2.19%.
During the same period, the S&P 1000® Index experienced a moderate decline as macroeconomic and geopolitical risks weighed on sentiment and, to some extent, on corporate earnings and profitability. Labor market imbalances, unresolved supply chain stressors, and the prosecution of Russia’s war in Ukraine all coalesced to first persist and then increase inflationary dynamics. Despite the maintenance of accommodative fiscal and monetary policy at the onset of the fiscal year, these inflationary dynamics proved the transitory characterization inaccurate, at least in the short term.
In November 2021, the Fed announced that it was dropping the “transitory” characterization of inflation, signaling that it would soon pivot in a more hawkish direction by increasing short term interest rates and adjusting quantitative easing to tighten financial conditions, and hopefully, curb inflation. It took the financial markets some time to process the implications of the Fed’s hawkish pivot, with equities broadly rallying into calendar year-end and nearing all-time highs in the first week of January 2022.
Shortly after nearing all-time highs, the S&P 1000® Index rapidly sold off as market participants began repricing risk assets in accordance with this new, much more hawkish, Fed stance. From the start of the calendar year through April 2022, the U.S. 2-Year yield increased by nearly 200 bps as the markets digested the expected interest rate hikes that began in March 2022. In just a few weeks, the S&P 1000® Index found itself nearly 10% off all-time high levels, bottoming nearly 24% off highs by mid-June 2022. These surging short term interest rate expectations necessitated a rerating of valuation multiples.
As measured by the price to earnings ratio, most of the sell-off in both January 2022 and through the market bottom was driven by multiple compression. From peak to trough over this same period, twelve-month blended forward price to earnings of the S&P 1000® Index fell by roughly 6 points, or 36%. Although macroeconomic conditions deteriorated, the U.S. consumer remained resilient, supporting corporate revenues and earnings. This broad market pullback that hit companies with lower quality fundamentals the hardest, also provided a boost to the more defensive posture of lower volatility stocks, contributing to their strong relative return over the period.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On a NAV basis for the 12-month period ended July 31, 2022, the Fund provided a total return of -2.11%, including the reinvestment of dividends. The S&P 1000® Index fell 5.86%. During the same period, low volatility as a factor led the S&P 1000® Index, as the S&P 400® Low Volatility Index gained 2.19%.
Stocks selected within the Consumer Staples, Financials, and Utilities sectors contributed the most to the Fund’s return, while stocks selected within the Health Care, Industrials, and Information Technology sectors detracted the most from the Fund’s return for the same period.
Single stock positions in Murphy USA, Inc., H&R Block, Inc., and Carlisle Cos., Inc. contributed the most to the Fund’s return for the same period. Single stock positions in Masimo Corp., Helen of Troy, Ltd., and Stericycle, Inc. detracted the most from the Fund’s return since inception.
Since the Fund’s inception on April 6, 2020, the Fund realized lower volatility than the S&P 1000® Index and higher volatility than the S&P 400® Low Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
stocks of small and mid-cap domestic companies based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. Due to the long-term defensive tilt of the strategy, it is expected that the Fund will underperform in strong positive markets and outperform in strong negative markets. For the fiscal year this was the case and these tilts contributed largely to the relative performance for the period.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2022, Horizon believes that overall corporate and economic fundamental conditions have deteriorated and that risks to financial markets and the global economy skew towards the downside. Additionally, as the Fed has clearly indicated their policy path is sensitive to each new economic data point, we believe this set up supports periods of elevated volatility. Despite this, we do believe that there are some paths for either rapid or moderately paced normalization in economic conditions, most all of which are dependent on inflation rolling over.
During time periods of persistent volatility, Horizon believes it is important to continue to be responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use active management approach when managing the Fund that provides the flexibility to limit sector concentration and business risk, without being limited to static rebalance requirements.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2022 (Unaudited)
As a shareholder of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF or First Trust Horizon Managed Volatility Small/Mid ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Actual	$1,000.00	$981.90	0.70%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Actual	$1,000.00	$934.60	0.80%	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	0.80%	$4.01
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Actual	$1,000.00	$987.90	0.80%	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	0.80%	$4.01

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2022 through July 31, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
July 31, 2022
Shares	Description	Value
COMMON STOCKS – 94.4%
	Aerospace & Defense – 4.1%
9,192	General Dynamics Corp.	$2,083,551
2,326	Lockheed Martin Corp.	962,522
11,459	Raytheon Technologies Corp.	1,068,093
		4,114,166
	Beverages – 5.0%
38,236	Coca-Cola (The) Co.	2,453,604
14,464	PepsiCo, Inc.	2,530,622
		4,984,226
	Biotechnology – 5.1%
7,180	AbbVie, Inc.	1,030,402
7,073	Amgen, Inc.	1,750,355
37,832	Gilead Sciences, Inc.	2,260,462
		5,041,219
	Capital Markets – 2.1%
1,832	FactSet Research Systems, Inc.	787,174
7,066	Nasdaq, Inc.	1,278,239
		2,065,413
	Chemicals – 1.0%
3,932	Air Products and Chemicals, Inc.	976,040
	Commercial Services & Supplies – 1.9%
13,958	Republic Services, Inc.	1,935,416
	Communications Equipment – 1.9%
41,298	Cisco Systems, Inc.	1,873,690
	Containers & Packaging – 1.8%
21,878	International Paper Co.	935,722
6,216	Packaging Corp. of America	874,032
		1,809,754
	Distributors – 0.8%
5,279	Genuine Parts Co.	807,001
	Diversified Financial Services – 2.1%
7,042	Berkshire Hathaway, Inc., Class B (a)	2,116,825
	Diversified Telecommunication Services – 1.4%
30,202	Verizon Communications, Inc.	1,395,030
	Electric Utilities – 7.5%
9,664	American Electric Power Co., Inc.	952,484
13,491	Duke Energy Corp.	1,483,066
4,789	Edison International	324,550
12,610	Evergy, Inc.	860,759
3,560	Eversource Energy	314,063
11,806	Exelon Corp.	548,861
Shares	Description	Value

	Electric Utilities (Continued)
15,152	FirstEnergy Corp.	$622,747
24,875	PPL Corp.	723,365
9,442	Southern (The) Co.	725,995
12,261	Xcel Energy, Inc.	897,260
		7,453,150
	Electrical Equipment – 2.0%
7,736	AMETEK, Inc.	955,396
11,964	Emerson Electric Co.	1,077,598
		2,032,994
	Electronic Equipment, Instruments & Components – 2.5%
6,375	Teledyne Technologies, Inc. (a)	2,495,175
	Food & Staples Retailing – 2.0%
15,023	Walmart, Inc.	1,983,787
	Food Products – 6.0%
26,778	General Mills, Inc.	2,002,726
10,930	Hershey (The) Co.	2,491,603
23,494	Mondelez International, Inc., Class A	1,504,556
		5,998,885
	Gas Utilities – 0.5%
3,678	Atmos Energy Corp.	446,472
	Health Care Equipment & Supplies – 1.9%
14,862	Baxter International, Inc.	871,805
4,166	Becton Dickinson and Co.	1,017,795
		1,889,600
	Health Care Providers & Services – 2.3%
8,800	AmerisourceBergen Corp.	1,284,184
1,762	UnitedHealth Group, Inc.	955,603
		2,239,787
	Hotels, Restaurants & Leisure – 4.0%
10,005	McDonald’s Corp.	2,635,017
10,758	Yum! Brands, Inc.	1,318,285
		3,953,302
	Household Products – 1.7%
12,078	Procter & Gamble (The) Co.	1,677,755
	Industrial Conglomerates – 1.9%
6,733	3M Co.	964,435
4,871	Honeywell International, Inc.	937,473
		1,901,908

See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance – 7.5%
13,617	Aflac, Inc.	$780,254
9,032	Assurant, Inc.	1,587,645
5,328	Chubb Ltd.	1,005,074
13,479	Loews Corp.	785,152
7,809	Marsh & McLennan Cos., Inc.	1,280,363
6,284	Travelers (The) Cos., Inc.	997,271
17,088	W.R. Berkley Corp.	1,068,513
		7,504,272
	IT Services – 10.7%
11,792	Automatic Data Processing, Inc.	2,843,287
18,859	International Business Machines Corp.	2,466,569
14,008	Jack Henry & Associates, Inc.	2,910,442
18,969	Paychex, Inc.	2,433,343
		10,653,641
	Machinery – 1.4%
6,888	Illinois Tool Works, Inc.	1,431,051
	Multi-Utilities – 7.1%
7,237	Ameren Corp.	673,910
15,231	CenterPoint Energy, Inc.	482,670
13,041	CMS Energy Corp.	896,308
10,015	Consolidated Edison, Inc.	994,189
3,157	Dominion Energy, Inc.	258,811
12,886	DTE Energy Co.	1,679,046
18,111	NiSource, Inc.	550,574
11,012	Public Service Enterprise Group, Inc.	723,158
7,912	WEC Energy Group, Inc.	821,345
		7,080,011
	Oil, Gas & Consumable Fuels – 1.0%
29,721	Williams (The) Cos., Inc.	1,013,189
	Pharmaceuticals – 4.6%
29,439	Bristol-Myers Squibb Co.	2,172,010
14,000	Johnson & Johnson	2,443,280
		4,615,290
	Road & Rail – 1.0%
4,142	Union Pacific Corp.	941,477
	Tobacco – 1.6%
37,316	Altria Group, Inc.	1,636,680
	Total Common Stocks	94,067,206
	(Cost $89,957,523)
REAL ESTATE INVESTMENT TRUSTS – 5.3%
	Equity Real Estate Investment Trusts – 5.3%
5,458	AvalonBay Communities, Inc.	1,167,684
13,948	Equity Residential	1,093,384
32,348	Healthpeak Properties, Inc.	893,775
Shares	Description	Value

	Equity Real Estate Investment Trusts (Continued)
29,437	Realty Income Corp.	$2,178,044
	Total Real Estate Investment Trusts	5,332,887
	(Cost $5,310,989)
	Total Investments – 99.7%	99,400,093
	(Cost $95,268,512)
	Net Other Assets and Liabilities – 0.3%	264,488
	Net Assets – 100.0%	$99,664,581

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 94,067,206	$ 94,067,206	$ —	$ —
Real Estate Investment Trusts*	5,332,887	5,332,887	—	—
Total Investments	$ 99,400,093	$ 99,400,093	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
July 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 91.2%
	Australia – 6.2%
4,057	ASX Ltd. (b)	$252,162
77,874	Aurizon Holdings Ltd. (b)	220,407
16,874	Australia & New Zealand Banking Group Ltd. (b)	272,705
26,447	Brambles Ltd. (b)	212,864
23,823	Coles Group Ltd. (b)	313,757
108,660	Medibank Pvt Ltd. (b)	261,277
7,100	National Australia Bank Ltd. (b)	153,335
15,968	Suncorp Group Ltd. (b)	126,104
131,487	Telstra Corp., Ltd. (b)	359,355
6,363	Wesfarmers Ltd. (b)	208,487
15,071	Westpac Banking Corp. (b)	228,222
8,318	Woolworths Group Ltd. (b)	218,839
		2,827,514
	Belgium – 1.0%
4,687	Etablissements Franz Colruyt N.V. (b)	129,591
1,927	Groupe Bruxelles Lambert S.A. (b)	170,569
2,039	UCB S.A. (b)	159,325
		459,485
	Bermuda – 0.6%
44,255	CK Infrastructure Holdings Ltd. (b)	277,513
	Cayman Islands – 1.2%
34,400	CK Asset Holdings Ltd. (b)	243,543
43,558	CK Hutchison Holdings Ltd. (b)	288,932
		532,475
	Denmark – 0.7%
2,333	Novozymes A.S., Class B (b)	149,033
6,704	Tryg A.S. (b)	152,860
		301,893
	France – 5.4%
1,763	Air Liquide S.A. (b)	242,382
7,625	Bouygues S.A. (b)	230,502
7,030	Bureau Veritas S.A. (b)	193,892
12,368	Getlink SE (b)	247,537
4,590	La Francaise des Jeux SAEM (b) (c) (d)	163,946
1,391	Legrand S.A. (b)	113,879
55,813	Orange S.A. (b)	570,322
664	Pernod Ricard S.A. (b)	130,439
1,820	Sanofi (b)	180,860
1,481	SEB S.A. (b)	124,686
985	Thales S.A. (b)	122,494
18,390	Vivendi SE (b)	174,582
		2,495,521
	Germany – 4.2%
2,161	Bayer AG (b)	126,052
Shares	Description	Value

	Germany (Continued)
2,223	Beiersdorf AG (b)	$229,246
1,166	Deutsche Boerse AG (b)	203,543
12,400	Deutsche Telekom AG (b)	235,587
21,156	E.ON SE (b)	190,174
2,535	Fresenius Medical Care AG & Co., KGaA (b)	93,981
2,910	Henkel AG & Co., KGaA (b)	183,490
1,625	LEG Immobilien SE (b)	147,624
1,440	SAP SE (b)	134,313
1,926	Symrise AG (b)	224,736
61,205	Telefonica Deutschland Holding AG (b)	162,722
		1,931,468
	Hong Kong – 8.7%
94,827	CLP Holdings, Ltd. (b)	804,092
19,859	Hang Seng Bank Ltd. (b)	320,338
174,504	Hong Kong & China Gas Co., Ltd. (b)	184,299
168,917	MTR Corp., Ltd. (b)	894,501
68,800	New World Development Co., Ltd. (b)	230,060
132,370	Power Assets Holdings Ltd. (b)	866,725
176,000	Sino Land Co., Ltd. (b)	261,508
34,800	Sun Hung Kai Properties Ltd. (b)	415,413
		3,976,936
	Ireland – 0.6%
2,497	Kerry Group PLC, Class A (b)	263,561
	Israel – 0.5%
1,783	Check Point Software Technologies Ltd. (e)	222,162
	Italy – 1.9%
7,107	Assicurazioni Generali S.p.A. (b)	106,247
20,463	Infrastrutture Wireless Italiane S.p.A. (b) (c) (d)	215,033
70,612	Snam S.p.A. (b)	354,299
25,983	Terna-Rete Elettrica Nazionale S.p.A. (b)	198,921
		874,500
	Japan – 25.8%
4,700	Aeon Co., Ltd. (b)	94,785
4,500	Ajinomoto Co., Inc. (b)	118,422
5,400	Canon, Inc. (b)	127,752
19,600	Chubu Electric Power Co., Inc. (b)	209,081
4,900	Dai Nippon Printing Co., Ltd. (b)	108,130
4,100	Daiwa House Industry Co., Ltd. (b)	101,303
27,300	Daiwa Securities Group, Inc. (b)	126,023
32,400	ENEOS Holdings, Inc. (b)	125,336

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
4,800	Hankyu Hanshin Holdings, Inc. (b)	$139,232
4,200	Hoshizaki Corp. (b)	125,294
3,800	ITOCHU Corp. (b)	110,617
21,400	Japan Post Bank Co., Ltd. (b)	171,193
39,900	Japan Post Holdings Co., Ltd. (b)	287,273
7,900	Japan Post Insurance Co., Ltd. (b)	127,726
19,900	Japan Tobacco, Inc. (b)	357,317
14,700	Kansai Electric Power (The) Co., Inc. (b)	149,039
4,800	Kao Corp. (b)	208,773
11,100	KDDI Corp. (b)	355,892
13,000	Kirin Holdings Co., Ltd. (b)	213,829
1,700	Kyocera Corp. (b)	94,501
8,300	Lion Corp. (b)	95,561
23,400	McDonald’s Holdings Co., Japan Ltd. (b)	878,330
6,900	Medipal Holdings Corp. (b)	104,103
4,800	MEIJI Holdings Co., Ltd. (b)	250,608
6,700	Mitsubishi Corp. (b)	199,119
11,100	Mitsubishi Electric Corp. (b)	117,152
11,400	Mitsubishi Estate Co., Ltd. (b)	169,308
25,900	Mitsubishi HC Capital, Inc. (b)	125,509
21,400	Mitsubishi UFJ Financial Group, Inc. (b)	120,578
22,700	Mizuho Financial Group, Inc. (b)	270,729
6,200	MS&AD Insurance Group Holdings, Inc. (b)	201,074
1,600	Nippon Shinyaku Co., Ltd. (b)	99,027
14,800	Nippon Telegraph & Telephone Corp. (b)	422,767
24,300	Nisshin Seifun Group, Inc. (b)	299,120
2,200	Nissin Foods Holdings Co., Ltd. (b)	159,337
31,000	Nomura Holdings, Inc. (b)	118,281
15,600	Obayashi Corp. (b)	114,729
5,300	Ono Pharmaceutical Co., Ltd. (b)	149,030
10,400	Osaka Gas Co., Ltd. (b)	186,972
4,500	Otsuka Holdings Co., Ltd. (b)	160,753
34,500	Resona Holdings, Inc. (b)	134,076
7,100	SCSK Corp. (b)	125,033
5,100	Secom Co., Ltd. (b)	340,630
14,600	Sekisui House Ltd. (b)	258,586
21,600	Shizuoka Bank (The), Ltd. (b)	130,711
55,800	Softbank Corp. (b)	645,174
3,200	Sohgo Security Services Co., Ltd. (b)	89,677
3,900	Sompo Holdings, Inc. (b)	174,062
10,000	Sumitomo Corp. (b)	140,600
4,100	Sumitomo Mitsui Financial Group, Inc. (b)	128,626
4,300	Sumitomo Mitsui Trust Holdings, Inc. (b)	141,252
Shares	Description	Value

	Japan (Continued)
3,700	Suntory Beverage & Food Ltd. (b)	$145,993
4,500	Taisei Corp. (b)	143,581
13,600	Takeda Pharmaceutical Co., Ltd. (b)	399,027
6,600	Tobu Railway Co., Ltd. (b)	156,716
2,100	Tokio Marine Holdings, Inc. (b)	122,934
7,500	Tokyo Gas Co., Ltd. (b)	147,307
3,400	Toyo Suisan Kaisha Ltd. (b)	144,459
2,300	Trend Micro, Inc. (b)	133,663
14,800	USS Co., Ltd. (b)	290,413
2,300	Yakult Honsha Co., Ltd. (b)	140,069
5,700	Yamato Holdings Co., Ltd. (b)	99,744
		11,825,938
	Netherlands – 2.6%
2,470	Euronext N.V. (b) (c) (d)	201,252
8,202	Koninklijke Ahold Delhaize N.V. (b)	225,873
124,080	Koninklijke KPN N.V. (b)	409,339
3,437	QIAGEN N.V. (b) (e)	172,252
1,744	Wolters Kluwer N.V. (b)	189,402
		1,198,118
	New Zealand – 0.6%
84,940	Spark New Zealand Ltd. (b)	273,131
	Norway – 1.0%
30,031	Orkla ASA (b)	259,236
17,405	Telenor ASA (b)	211,369
		470,605
	Singapore – 12.2%
46,300	City Developments Ltd. (b)	260,125
14,400	DBS Group Holdings Ltd. (b)	328,584
495,900	Genting Singapore Ltd. (b)	289,624
61,600	Keppel Corp., Ltd. (b)	307,765
42,700	Oversea-Chinese Banking Corp., Ltd. (b)	361,870
105,000	Singapore Exchange Ltd. (b)	752,702
317,000	Singapore Technologies Engineering Ltd. (b)	924,297
261,400	Singapore Telecommunications Ltd. (b)	494,327
17,900	United Overseas Bank Ltd. (b)	357,129
169,800	UOL Group Ltd. (b)	917,409
26,000	Venture Corp., Ltd. (b)	331,246
81,600	Wilmar International Ltd. (b)	237,775
		5,562,853
	Spain – 2.2%
18,809	Enagas S.A. (b)	371,265
7,794	Endesa S.A. (b)	142,860
16,015	Red Electrica Corp. S.A. (b)	314,861
38,252	Telefonica S.A. (b)	170,745
		999,731

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Sweden – 1.4%
14,671	Svenska Handelsbanken AB, Class A (b)	$131,920
15,170	Swedish Match AB (b)	158,807
15,699	Tele2 AB, Class B (b)	179,340
51,913	Telia Co., AB (b)	191,785
		661,852
	Switzerland – 8.2%
2,018	Baloise Holding AG (b)	321,526
3,889	Nestle S.A. (b)	476,509
7,887	Novartis AG (b)	677,727
877	Roche Holding AG (b)	291,168
488	Swiss Life Holding AG (b)	258,511
5,545	Swiss Prime Site AG (b)	504,948
1,531	Swisscom AG (b)	827,716
883	Zurich Insurance Group AG (b)	385,455
		3,743,560
	United Kingdom – 6.2%
6,013	Bunzl PLC (b)	225,672
1,937	Intertek Group PLC (b)	103,523
32,688	National Grid PLC (b)	450,101
15,112	Phoenix Group Holdings PLC (b)	119,062
3,325	Reckitt Benckiser Group PLC (b)	269,707
10,759	RELX PLC (b)	318,568
17,437	Sage Group (The) PLC (b)	150,274
8,225	Severn Trent PLC (b)	295,704
7,719	Smiths Group PLC (b)	145,675
128,238	Tesco PLC (b)	411,277
19,950	United Utilities Group PLC (b)	265,066
65,226	Vodafone Group PLC (b)	96,121
		2,850,750
	Total Common Stocks	41,749,566
	(Cost $43,926,839)
REAL ESTATE INVESTMENT TRUSTS (a) – 7.9%
	Australia – 0.5%
18,911	Dexus (b)	127,082
36,877	GPT (The) Group (b)	118,641
		245,723
	France – 0.5%
2,157	Gecina S.A. (b)	221,159
	Hong Kong – 1.7%
91,266	Link REIT (b)	764,291
	Singapore – 5.2%
462,000	Ascendas Real Estate Investment Trust (b)	994,436
281,000	CapitaLand Integrated Commercial Trust (b)	443,902
11,055	CDL Hospitality Trusts (b)	10,583
256,400	Mapletree Commercial Trust (b)	353,184
Shares	Description	Value

	Singapore (Continued)
442,243	Mapletree Logistics Trust (b)	$564,432
		2,366,537
	Total Real Estate Investment Trusts	3,597,710
	(Cost $3,845,642)
RIGHTS (a) – 0.0%
	Australia – 0.0%
1,124	Australia & New Zealand Banking Group Ltd., expiring 8/8/22 (e)	3,126
	(Cost $0)
	Total Investments – 99.1%	45,350,402
	(Cost $47,772,481)
	Net Other Assets and Liabilities – 0.9%	406,501
	Net Assets – 100.0%	$45,756,903

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At July 31, 2022, securities noted as such are valued at $45,125,114 or 98.6% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2022
Currency Exposure Diversification	% of Total Investments
Japanese Yen	26.1%
Euro	18.6
Singapore Dollar	17.5
Hong Kong Dollar	12.2
Swiss Franc	8.2
Australian Dollar	6.8
British Pound Sterling	6.3
Swedish Krona	1.5
Norwegian Krone	1.0
Danish Krone	0.7
New Zealand Dollar	0.6
United States Dollar	0.5
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Israel	$ 222,162	$ 222,162	$ —	$ —
Other Country Categories*	41,527,404	—	41,527,404	—
Real Estate Investment Trusts*	3,597,710	—	3,597,710	—
Rights*	3,126	3,126	—	—
Total Investments	$ 45,350,402	$ 225,288	$ 45,125,114	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments
July 31, 2022
Shares	Description	Value
COMMON STOCKS – 81.4%
	Aerospace & Defense – 0.6%
981	Woodward, Inc.	$102,711
	Air Freight & Logistics – 0.4%
896	Atlas Air Worldwide Holdings, Inc. (a)	67,836
	Auto Components – 0.5%
3,064	Gentex Corp.	86,466
	Banks – 7.7%
2,577	Associated Banc-Corp.	51,798
897	BancFirst Corp.	96,329
1,163	Bank of Hawaii Corp.	93,168
1,068	Bank OZK	42,827
1,324	Commerce Bancshares, Inc.	92,005
1,378	Community Bank System, Inc.	92,781
397	Cullen/Frost Bankers, Inc.	51,769
3,481	CVB Financial Corp.	92,838
1,822	Eagle Bancorp, Inc.	89,333
6,041	Fulton Financial Corp.	100,824
6,861	Northwest Bancshares, Inc.	98,661
5,842	Old National Bancorp	101,709
1,256	Prosperity Bancshares, Inc.	93,057
3,524	Valley National Bancorp	41,195
2,829	Washington Federal, Inc.	96,554
		1,234,848
	Biotechnology – 0.4%
281	United Therapeutics Corp. (a)	64,931
	Building Products – 1.1%
275	Carlisle Cos., Inc.	81,428
378	Lennox International, Inc.	90,542
		171,970
	Capital Markets – 1.6%
262	Affiliated Managers Group, Inc.	33,112
325	Evercore, Inc., Class A	32,490
1,304	Janus Henderson Group PLC	33,604
1,158	Jefferies Financial Group, Inc.	37,716
1,622	SEI Investments Co.	89,794
544	Stifel Financial Corp.	32,537
		259,253
	Chemicals – 2.4%
900	Ashland Global Holdings, Inc.	90,423
735	Balchem Corp.	99,783
1,140	RPM International, Inc.	103,056
1,160	Sensient Technologies Corp.	99,737
		392,999
	Commercial Services & Supplies – 3.2%
1,411	ABM Industries, Inc.	63,269
910	Clean Harbors, Inc. (a)	88,807
738	MSA Safety, Inc.	94,715
2,068	Stericycle, Inc. (a)	96,927
Shares	Description	Value

	Commercial Services & Supplies (Continued)
467	Tetra Tech, Inc.	$71,577
547	UniFirst Corp.	107,152
		522,447
	Communications Equipment – 1.0%
1,217	Ciena Corp. (a)	62,797
6,706	Viavi Solutions, Inc. (a)	99,249
		162,046
	Construction & Engineering – 1.8%
1,338	AECOM	96,336
861	EMCOR Group, Inc.	100,195
3,251	MDU Resources Group, Inc.	92,881
		289,412
	Construction Materials – 0.4%
454	Eagle Materials, Inc.	57,408
	Consumer Finance – 1.5%
1,488	Encore Capital Group, Inc. (a)	107,776
2,390	PRA Group, Inc. (a)	95,217
1,971	SLM Corp.	30,748
		233,741
	Containers & Packaging – 1.8%
880	AptarGroup, Inc.	94,829
2,130	Silgan Holdings, Inc.	94,785
1,640	Sonoco Products Co.	104,123
		293,737
	Diversified Consumer Services – 1.6%
988	Grand Canyon Education, Inc. (a)	94,917
1,419	H&R Block, Inc.	56,703
1,313	Service Corp. International	97,766
		249,386
	Electric Utilities – 3.0%
1,493	ALLETE, Inc.	92,671
2,220	Hawaiian Electric Industries, Inc.	93,906
874	IDACORP, Inc.	97,643
2,415	OGE Energy Corp.	99,208
1,907	PNM Resources, Inc.	92,051
		475,479
	Electrical Equipment – 1.8%
493	Hubbell, Inc.	107,977
2,701	nVent Electric PLC	95,372
607	Regal Rexnord Corp.	81,520
		284,869

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components – 3.8%
755	Arrow Electronics, Inc. (a)	$96,768
1,528	Avnet, Inc.	73,145
972	Cognex Corp.	49,553
975	Insight Enterprises, Inc. (a)	91,075
886	Jabil, Inc.	52,575
4,936	Knowles Corp. (a)	97,486
270	Littelfuse, Inc.	75,295
740	TD SYNNEX Corp.	74,311
		610,208
	Entertainment – 0.6%
1,398	World Wrestling Entertainment, Inc., Class A	96,895
	Food & Staples Retailing – 1.2%
467	Casey’s General Stores, Inc.	94,637
1,172	Grocery Outlet Holding Corp. (a)	50,068
1,625	Sprouts Farmers Market, Inc. (a)	44,915
		189,620
	Food Products – 4.3%
1,723	Cal-Maine Foods, Inc.	88,063
3,424	Flowers Foods, Inc.	97,276
1,842	Hain Celestial Group (The), Inc. (a)	41,906
4,316	Hostess Brands, Inc. (a)	97,628
993	Ingredion, Inc.	90,343
643	J&J Snack Foods Corp.	87,133
680	Lancaster Colony Corp.	90,018
1,109	Post Holdings, Inc. (a)	96,416
		688,783
	Gas Utilities – 2.9%
1,138	National Fuel Gas Co.	82,323
2,026	New Jersey Resources Corp.	93,581
1,294	Northwest Natural Holding Co.	69,449
1,091	ONE Gas, Inc.	92,670
1,191	Spire, Inc.	89,611
797	UGI Corp.	34,398
		462,032
	Health Care Equipment & Supplies – 2.1%
521	CONMED Corp.	50,865
973	Enovis Corp. (a)	58,107
1,889	Envista Holdings Corp. (a)	76,788
1,049	Globus Medical, Inc., Class A (a)	61,566
1,568	Integra LifeSciences Holdings Corp. (a)	86,303
		333,629
Shares	Description	Value

	Health Care Providers & Services – 2.2%
825	Acadia Healthcare Co., Inc. (a)	$68,401
190	Chemed Corp.	91,407
1,584	Encompass Health Corp.	80,182
792	Enhabit, Inc. (a)	13,868
3,026	Patterson Cos., Inc.	93,987
		347,845
	Health Care Technology – 0.4%
3,828	Allscripts Healthcare Solutions, Inc. (a)	60,559
	Hotels, Restaurants & Leisure – 2.0%
613	Choice Hotels International, Inc.	74,093
559	Cracker Barrel Old Country Store, Inc.	53,144
959	Jack in the Box, Inc.	66,305
749	Papa John’s International, Inc.	71,822
732	Wyndham Hotels & Resorts, Inc.	50,808
		316,172
	Household Durables – 0.4%
463	Helen of Troy, Ltd. (a)	61,945
	Household Products – 0.4%
2,306	Energizer Holdings, Inc.	68,096
	Insurance – 4.8%
674	American Financial Group, Inc.	90,100
1,229	First American Financial Corp.	71,282
614	Hanover Insurance Group (The), Inc.	83,793
692	Kemper Corp.	32,386
147	Kinsale Capital Group, Inc.	35,752
1,940	Mercury General Corp.	81,344
3,997	Old Republic International Corp.	93,010
272	Reinsurance Group of America, Inc.	31,492
572	RenaissanceRe Holdings Ltd.	73,965
790	RLI Corp.	86,884
1,093	Selective Insurance Group, Inc.	85,101
		765,109
	Interactive Media & Services – 0.3%
633	Ziff Davis, Inc. (a)	51,836
	IT Services – 1.8%
1,510	CSG Systems International, Inc.	98,527
2,037	Genpact Ltd.	97,939
1,428	Maximus, Inc.	95,462
		291,928
	Leisure Products – 0.3%
2,028	Mattel, Inc. (a)	47,050

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services – 0.4%
825	Syneos Health, Inc. (a)	$65,291
	Machinery – 6.0%
356	AGCO Corp.	38,776
828	Crane Holdings Co.	81,914
1,825	Donaldson Co., Inc.	99,298
2,458	Federal Signal Corp.	102,056
2,289	Flowserve Corp.	77,460
1,480	Graco, Inc.	99,397
981	ITT, Inc.	73,604
695	Lincoln Electric Holdings, Inc.	98,301
430	Middleby (The) Corp. (a)	62,217
933	Oshkosh Corp.	80,331
854	Timken (The) Co.	55,834
1,092	Toro (The) Co.	93,901
		963,089
	Media – 0.4%
1,809	New York Times (The) Co., Class A	57,798
	Metals & Mining – 0.9%
331	Reliance Steel & Aluminum Co.	62,973
819	Royal Gold, Inc.	85,806
		148,779
	Multi-Utilities – 1.7%
2,168	Avista Corp.	91,620
1,263	Black Hills Corp.	97,504
1,563	NorthWestern Corp.	86,668
		275,792
	Pharmaceuticals – 0.8%
503	Jazz Pharmaceuticals PLC (a)	78,498
882	Pacira BioSciences, Inc. (a)	49,886
		128,384
	Professional Services – 3.6%
566	ASGN, Inc. (a)	58,728
326	CACI International, Inc., Class A (a)	98,547
960	Exponent, Inc.	96,470
509	FTI Consulting, Inc. (a)	83,252
1,860	KBR, Inc.	99,008
573	ManpowerGroup, Inc.	44,929
969	Science Applications International Corp.	93,867
		574,801
	Real Estate Management & Development – 0.4%
298	Jones Lang LaSalle, Inc. (a)	56,820
Shares	Description	Value

	Road & Rail – 1.7%
1,460	Knight-Swift Transportation Holdings, Inc.	$80,227
633	Landstar System, Inc.	99,115
2,297	Werner Enterprises, Inc.	100,976
		280,318
	Semiconductors & Semiconductor Equipment – 0.4%
811	Cirrus Logic, Inc. (a)	69,308
	Software – 1.1%
1,079	CommVault Systems, Inc. (a)	60,521
131	Fair Isaac Corp. (a)	60,526
432	Manhattan Associates, Inc. (a)	60,770
		181,817
	Specialty Retail – 0.6%
356	Murphy USA, Inc.	101,232
	Textiles, Apparel & Luxury Goods – 0.8%
838	Carter’s, Inc.	68,280
884	Columbia Sportswear Co.	65,425
		133,705
	Thrifts & Mortgage Finance – 1.3%
1,013	Essent Group Ltd.	42,303
2,855	MGIC Investment Corp.	40,370
807	Mr Cooper Group, Inc. (a)	36,355
8,152	New York Community Bancorp, Inc.	86,574
		205,602
	Trading Companies & Distributors – 1.1%
1,160	MSC Industrial Direct Co., Inc., Class A	95,886
323	Watsco, Inc.	88,486
		184,372
	Water Utilities – 1.9%
1,183	American States Water Co.	103,122
1,733	California Water Service Group	104,119
1,999	Essential Utilities, Inc.	103,828
		311,069
	Total Common Stocks	13,079,423
	(Cost $12,957,297)
REAL ESTATE INVESTMENT TRUSTS – 17.8%
	Equity Real Estate Investment Trusts – 16.2%
1,224	Agree Realty Corp.	97,418
2,115	Apartment Income REIT Corp.	95,894
8,937	Brandywine Realty Trust	83,561

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Equity Real Estate Investment Trusts (Continued)
3,235	Corporate Office Properties Trust	$91,065
2,906	Cousins Properties, Inc.	89,650
3,697	Douglas Emmett, Inc.	87,397
4,595	Easterly Government Properties, Inc.	93,141
584	EastGroup Properties, Inc.	99,595
1,835	First Industrial Realty Trust, Inc.	95,328
3,296	Four Corners Property Trust, Inc.	96,342
2,522	Highwoods Properties, Inc.	89,708
4,229	Independence Realty Trust, Inc.	93,884
3,531	JBG SMITH Properties	89,829
1,085	Kilroy Realty Corp.	58,785
943	Lamar Advertising Co., Class A	95,300
778	Life Storage, Inc.	97,943
2,260	LTC Properties, Inc.	94,694
6,016	Medical Properties Trust, Inc.	103,716
2,064	National Retail Properties, Inc.	98,267
1,375	National Storage Affiliates Trust	75,405
2,167	Omega Healthcare Investors, Inc.	67,177
5,074	Physicians Realty Trust	90,165
2,339	Rayonier, Inc.	88,297
5,503	Retail Opportunity Investments Corp.	96,082
1,126	Rexford Industrial Realty, Inc.	73,652
4,824	Sabra Health Care REIT, Inc.	74,241
2,276	Spirit Realty Capital, Inc.	100,918
3,300	STORE Capital Corp.	95,766
3,972	Washington Real Estate Investment Trust	88,059
		2,601,279
	Mortgage Real Estate Investment Trusts – 1.6%
10,123	ARMOUR Residential REIT, Inc.	79,668
4,730	KKR Real Estate Finance Trust, Inc.	92,188
2,466	PennyMac Mortgage Investment Trust	37,878
10,121	Two Harbors Investment Corp.	54,451
		264,185
	Total Real Estate Investment Trusts	2,865,464
	(Cost $2,906,755)
	Total Investments – 99.2%	15,944,887
	(Cost $15,864,052)
	Net Other Assets and Liabilities – 0.8%	123,359
	Net Assets – 100.0%	$16,068,246

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 13,079,423	$ 13,079,423	$ —	$ —
Real Estate Investment Trusts*	2,865,464	2,865,464	—	—
Total Investments	$ 15,944,887	$ 15,944,887	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2022
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
ASSETS:
Investments, at value	$ 99,400,093	$ 45,350,402	$ 15,944,887
Cash	215,976	75,501	125,285
Foreign currency	—	111	—
Receivables:
Dividends	104,574	94,927	8,230
Dividend reclaims	—	267,071	164
Miscellaneous	—	25	—
Total Assets	99,720,643	45,788,037	16,078,566
LIABILITIES:
Investment advisory fees payable	56,062	31,134	10,320
Total Liabilities	56,062	31,134	10,320
NET ASSETS	$99,664,581	$45,756,903	$16,068,246
NET ASSETS consist of:
Paid-in capital	$ 137,005,330	$ 76,440,817	$ 16,792,800
Par value	30,000	16,000	5,000
Accumulated distributable earnings (loss)	(37,370,749)	(30,699,914)	(729,554)
NET ASSETS	$99,664,581	$45,756,903	$16,068,246
NET ASSET VALUE, per share	$33.22	$28.60	$32.14
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,000,002	1,600,002	500,002
Investments, at cost	$95,268,512	$47,772,481	$15,864,052
Foreign currency, at cost (proceeds)	$—	$110	$—

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2022
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
INVESTMENT INCOME:
Dividends	$ 2,593,066	$ 2,645,804	$ 290,083
Interest	447	472	—
Foreign withholding tax	—	(226,876)	—
Other	25	151	173
Total investment income	2,593,538	2,419,551	290,256
EXPENSES:
Investment advisory fees	839,917	582,056	123,009
Total expenses	839,917	582,056	123,009
NET INVESTMENT INCOME (LOSS)	1,753,621	1,837,495	167,247
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,447,419	(406,851)	(556,599)
In-kind redemptions	4,272,542	(120,093)	923,509
Foreign currency transactions	—	(44,623)	—
Net realized gain (loss)	10,719,961	(571,567)	366,910
Net change in unrealized appreciation (depreciation) on:
Investments	(10,221,164)	(8,114,955)	(864,174)
Foreign currency translation	—	(26,656)	—
Net change in unrealized appreciation (depreciation)	(10,221,164)	(8,141,611)	(864,174)
NET REALIZED AND UNREALIZED GAIN (LOSS)	498,797	(8,713,178)	(497,264)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,252,418	$(6,875,683)	$(330,017)
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended 7/31/2022	Year Ended 7/31/2021	Year Ended 7/31/2022	Year Ended 7/31/2021
OPERATIONS:
Net investment income (loss)	$ 1,753,621	$ 2,290,770	$ 1,837,495	$ 2,610,309
Net realized gain (loss)	10,719,961	32,204,187	(571,567)	10,415,785
Net increase from payment by the advisor	—	—	—	6,254
Net change in unrealized appreciation (depreciation)	(10,221,164)	(4,733,783)	(8,141,611)	3,610,545
Net increase (decrease) in net assets resulting from operations	2,252,418	29,761,174	(6,875,683)	16,642,893
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,660,766)	(2,308,451)	(1,931,942)	(2,737,667)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	20,067,842	127,467,991	1,508,580	—
Cost of shares redeemed	(41,752,654)	(248,985,087)	(33,905,829)	(50,656,967)
Net increase (decrease) in net assets resulting from shareholder transactions	(21,684,812)	(121,517,096)	(32,397,249)	(50,656,967)
Total increase (decrease) in net assets	(21,093,160)	(94,064,373)	(41,204,874)	(36,751,741)
NET ASSETS:
Beginning of period	120,757,741	214,822,114	86,961,777	123,713,518
End of period	$99,664,581	$120,757,741	$45,756,903	$86,961,777
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,650,002	7,900,002	2,700,002	4,400,002
Shares sold	600,000	4,600,000	50,000	—
Shares redeemed	(1,250,000)	(8,850,000)	(1,150,000)	(1,700,000)
Shares outstanding, end of period	3,000,002	3,650,002	1,600,002	2,700,002

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Year Ended 7/31/2022	Year Ended 7/31/2021

$ 167,247	$ 155,806
366,910	4,216,877
—	—
(864,174)	(131,960)
(330,017)	4,240,723

(133,705)	(160,236)

6,741,624	23,515,729
(5,115,847)	(32,712,721)
1,625,777	(9,196,992)
1,162,055	(5,116,505)

14,906,191	20,022,696
$16,068,246	$14,906,191

450,002	800,002
200,000	800,000
(150,000)	(1,150,000)
500,002	450,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 33.08	$ 27.19	$ 26.71	$ 23.49	$ 22.03
Income from investment operations:
Net investment income (loss)	0.51	0.46	0.37	0.37	0.30
Net realized and unrealized gain (loss)	0.10	5.87	0.52	3.17	1.46
Total from investment operations	0.61	6.33	0.89	3.54	1.76
Distributions paid to shareholders from:
Net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.30)
Net asset value, end of period	$33.22	$33.08	$27.19	$26.71	$23.49
Total return (a)	1.82%	23.48%	3.41%	15.24%	8.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 99,665	$ 120,758	$ 214,822	$ 224,389	$ 133,888
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.46%	1.42%	1.39%	1.58%	1.37%
Portfolio turnover rate (b)	76%	152%	211%	147%	157%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 32.21	$ 28.12	$ 32.92	$ 33.72	$ 33.05
Income from investment operations:
Net investment income (loss)	0.90	0.89	0.65	0.86	0.91
Net realized and unrealized gain (loss)	(3.62)	4.13	(4.61)	(0.79)	0.87
Total from investment operations	(2.72)	5.02	(3.96)	0.07	1.78
Distributions paid to shareholders from:
Net investment income	(0.89)	(0.93)	(0.84)	(0.87)	(1.11)
Net asset value, end of period	$28.60	$32.21	$28.12	$32.92	$33.72
Total return (a)	(8.50)%	18.01% (b)	(12.37)%	0.21%	5.48%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 45,757	$ 86,962	$ 123,714	$ 128,394	$ 59,010
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.53%	2.68%	2.08%	2.74%	2.73%
Portfolio turnover rate (c)	65%	127%	196%	99%	133%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $6,254, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
	Year Ended July 31,		Period Ended 7/31/2020 (a)
	2022	2021
Net asset value, beginning of period	$ 33.12	$ 25.03	$ 21.10
Income from investment operations:
Net investment income (loss)	0.36	0.29	0.02
Net realized and unrealized gain (loss)	(1.05)	8.09	3.92
Total from investment operations	(0.69)	8.38	3.94
Distributions paid to shareholders from:
Net investment income	(0.29)	(0.29)	(0.01)
Net realized gain	—	(0.00) (b)	—
Total distributions	(0.29)	(0.29)	(0.01)
Net asset value, end of period	$32.14	$33.12	$25.03
Total return (c)	(2.11)%	33.72%	18.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 16,068	$ 14,906	$ 20,023
Ratio of total expenses to average net assets	0.80%	0.80%	0.80% (d)
Ratio of net investment income (loss) to average net assets	1.09%	1.02%	0.60% (d)
Portfolio turnover rate (e)	71%	118%	5%

(a)	Inception date is April 6, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the following funds (each a “Fund” and collectively, the “Funds”). The shares of each Fund are listed and traded on the NYSE Arca, Inc.
First Trust Horizon Managed Volatility Domestic ETF – (ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF – (ticker “HDMV”)
First Trust Horizon Managed Volatility Small/Mid ETF – (ticker “HSMV”)
HUSV and HDMV are diversified series of the Trust. HSMV is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
Under normal market conditions, HSMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 1,660,766	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	1,931,942	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	133,705	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 2,308,451	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	2,737,667	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	160,081	155	—
As of July 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$ 255,958	$ (41,741,623)	$ 4,114,916
First Trust Horizon Managed Volatility Developed International ETF	290,248	(28,457,956)	(2,532,206)
First Trust Horizon Managed Volatility Small/Mid ETF	38,219	(729,173)	(38,600)
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For HUSV and HDMV, taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. For HSMV, the taxable years ended 2020, 2021, and 2022 remain open to federal and state audit. As of July 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2022, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
Non-Expiring Capital Loss Carryforward
First Trust Horizon Managed Volatility Domestic ETF	$ 41,741,623
First Trust Horizon Managed Volatility Developed International ETF	28,457,956
First Trust Horizon Managed Volatility Small/Mid ETF	729,173
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Horizon Managed Volatility Domestic ETF	$ —	$ (4,099,610)	$ 4,099,610
First Trust Horizon Managed Volatility Developed International ETF	70,823	314,928	(385,751)
First Trust Horizon Managed Volatility Small/Mid ETF	671	(911,043)	910,372
As of July 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$ 95,285,177	$ 7,434,999	$ (3,320,083)	$ 4,114,916
First Trust Horizon Managed Volatility Developed International ETF	47,868,811	1,524,323	(4,042,732)	(2,518,409)
First Trust Horizon Managed Volatility Small/Mid ETF	15,983,487	940,245	(978,845)	(38,600)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
HUSV has agreed to pay First Trust an annual unitary management fee of 0.70% of its average daily net assets. HDMV and HSMV have agreed to pay First Trust an annual unitary management fee of 0.80% of their average daily net assets. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
During the fiscal year ended July 31, 2021, HDMV received a payment from the Advisor of $6,254 in connection with a trade error.
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.
ACP Horizon Holdings, L.P., an entity affiliated with Altamont Capital Partners, a private investment firm located in Palo Alto, California, acquired a majority ownership interest in Horizon (the “Transaction”), which closed in November 2021 (the “Closing”). The Closing operated as an “assignment” (as defined in the 1940 Act) of each Fund’s applicable existing investment sub-advisory agreement with Horizon (each a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”), which resulted in the automatic termination of the Current Sub-Advisory Agreements in accordance with their respective terms. The Board previously approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of each Fund, First Trust and Horizon. The shareholders of HSMV, HUSV, and HDMV voted to approve the New Sub-Advisory Agreement on December 6, 2021, March 31, 2022, and April 11, 2022, respectively.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 91,486,401	$ 91,275,273
First Trust Horizon Managed Volatility Developed International ETF	46,173,814	46,262,093
First Trust Horizon Managed Volatility Small/Mid ETF	11,063,594	10,910,442

For the fiscal year ended July 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 20,011,777	$ 41,630,281
First Trust Horizon Managed Volatility Developed International ETF	1,337,212	33,667,643
First Trust Horizon Managed Volatility Small/Mid ETF	6,726,058	5,118,890
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket”

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2023.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
We have audited the accompanying statements of assets and liabilities of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF, and First Trust Horizon Managed Volatility Small/Mid ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust Horizon Managed Volatility Domestic ETF (HUSV)	For the years ended July 31, 2022, 2021, 2020, 2019, and 2018
First Trust Horizon Managed Volatility Developed International ETF (HDMV)	For the years ended July 31, 2022, 2021, 2020, 2019, and 2018
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)	For the years ended July 31, 2022 and 2021, and for the period from April 6, 2020 (commencement of operations) through July 31, 2020
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations :
Dividends Received Deduction
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	0.00%
First Trust Horizon Managed Volatility Small/Mid ETF	100.00%
For the taxable year ended July 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	94.16%
First Trust Horizon Managed Volatility Small/Mid ETF	100.00%
A portion of the ordinary dividends (including short-term capital gains) that HUSV and HSMV paid to shareholders during the taxable year ended July 31, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), section 199A for the aggregate dividends the Funds received from the Underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended July 31, 2022, the total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Horizon Managed Volatility Developed International ETF	$ 2,645,797	$ 1.65	$ 219,588	$ 0.14
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on the Fund’s website and disclosed in the tax letter.
Submission of Matters to a Vote of Shareholders
HUSV held its Special Meeting of Shareholders (the “Special Meeting”) on March 31, 2022. At the Special Meeting, the shareholders approved a new Investment Sub-Advisory Agreement for HUSV. The number of shares voted in favor of the new Investment Sub-Advisory Agreement for HUSV was 1,616,609 and the number of shares voted against was 22,917 and the number of abstentions was 223,503.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
HDMV held its Special Meeting of Shareholders (the “Special Meeting”) on April 11, 2022. At the Special Meeting, the shareholders approved a new Investment Sub-Advisory Agreement for HDMV. The number of shares voted in favor of the new Investment Sub-Advisory Agreement for HDMV was 1,179,316 and the number of shares voted against was 17,358 and the number of abstentions was 156,759.
HSMV held its Special Meeting of Shareholders (the “Special Meeting”) on December 6, 2021. At the Special Meeting, the shareholders approved a new Investment Sub-Advisory Agreement for HSMV. The number of shares voted in favor of the new Investment Sub-Advisory Agreement for HSMV was 226,322 and the number of shares voted against was 2,596 and the number of abstentions was 3,954.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
FIRST TRUST HORIZON MANAGED VOLATILITY DOMESTIC ETF
FIRST TRUST HORIZON MANAGED VOLATILITY DEVELOPED INTERNATIONAL ETF
FIRST TRUST HORIZON MANAGED VOLATILITY SMALL/MID ETF
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The Board approved the continuation of the Advisory Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined for each Fund that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew the Advisory Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
The Board noted that it had approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, on behalf of each Fund, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”) at a meeting held on September 12–13, 2021 for an initial two-year term and that shareholders of each of HSMV, HUSV and HDMV approved the Sub-Advisory Agreement for their respective Fund at meetings held on December 7, 2021, March 31, 2022 and April 11, 2022, respectively.  Accordingly, the Board did not consider the renewal of the Sub-Advisory Agreement for each Fund at the June 12–13, 2022 meeting and will first consider its renewal for each Fund at its June 2023 meeting.
In reviewing the Advisory Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Advisory Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for each of HUSV and HSMV was above the median total (net) expense

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
ratio of the peer funds in its respective Expense Group and that the unitary fee rate for HDMV was below the median total (net) expense ratio of the peer funds in its Expense Group.  With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that HDMV’s Expense Group did not include any other actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each of HUSV’s and HDMV’s performance for the one-, three- and five-year periods ended December 31, 2021 to the performance of the funds in its respective Performance Universe and to that of a benchmark index and information comparing HSMV’s performance for the one-year period ended December 31, 2021 to the performance of the funds in its Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that HUSV underperformed its Performance Universe median for the one-year period ended December 31, 2021 and outperformed its Performance Universe median for the three- and five-year periods ended December 31, 2021.  The Board also noted that HUSV underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2021.  The Board noted that HDMV underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2021.  The Board noted the Advisor’s discussion of HDMV’s performance at the April 18, 2022 meeting.  The Board noted that HSMV underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Advisory Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreements continue to be fair and reasonable and that the continuation of the Advisory Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	220	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	220	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	220	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	220	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	220	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	220	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

This page intentionally left blank

This page intentionally left blank

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust California Municipal High Income ETF (FCAL)

First Trust New York Municipal High Income ETF (FMNY)

Annual Report
For the Year Ended
July 31, 2022

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2022.
When it comes to investing one’s capital, it is natural to want to find some analyst, economist, or other pundit who claims to know exactly where the securities markets are headed at any given time. You can find them if you search hard enough, but watch your step. Relying on someone else’s crystal ball predictions, even if they have been fortunate enough to have made a celebrated market call or two in the past, is a fool’s errand, in my opinion. It is tough to reproduce such success. I am, as I have been for my entire career in the financial services industry, an advocate for individual investors seeking out professional assistance to help them meet their goals. If anything, the endless amounts of information flowing through the financial media via the internet and cable channels these days is likely making things more confusing for the average investor looking to get ahead. While some individuals may be adept at sifting through the noise to find those timely nuggets of information that can potentially move the markets, most are not, and one’s financial future is too important to gamble on meme stocks and black swans, in my opinion.
Having said all that, for those investors who do want to steer their own ship, there are now a plethora of packaged products available to meet almost any need or strategy, such as mutual funds, unit investment trusts and exchange-traded funds. With respect to equities, investors can choose from portfolios featuring style investing (growth and value), sectors, subsectors (i.e., Semiconductors are a subsector of the Technology sector), long/short strategies, dividend strategies and many more. There are products out there for both bullish and bearish investors. Again, for those individuals that are not savvy when it comes to investing, know that financial representatives have more of these, and other tools, at their disposal than ever before.
The markets have moved up and down in dramatic fashion in 2022. The stock market, as measured by the S&P 500® Index, declined in price by 20.80% from the close on March 23, 2022 through June 16, 2022, only to reverse course and rise by 17.41% from the close on June 16, 2022 through August 16, 2022, according to data from Bloomberg. So much for the adage “the trend is your friend.” The action in the bond market has been just as frantic. In the U.S. Treasury market, the yield on the 10-Year Treasury Note (“T-Note”) rose 114 basis points (“bps”) from the close on March 31, 2022 through June 14, 2022, only to reverse course and drop by 90 bps from the close on June 14, 2022 through August 1, 2022, according to data from Bloomberg. Suffice it to say that yield swings of this magnitude are not all that common. What is driving these divergent trading patterns? Robust inflation. The Consumer Price Index stood at 8.5% year-over-year in July 2022. A level not seen since the early 1980s. In the hopes of reducing it, the Federal Reserve (the “Fed”) is in the process of hiking interest rates and, in September, is expected to reduce the size of its balance sheet to the tune of $95 billion per month. The concern in the markets is whether or not the Fed’s tightening of monetary policy will push the U.S. economy into a serious recession. Some economists and others in the financial media believe the U.S. is already in a recession. We expect this battle (fight inflation at the expense of economic growth) to continue to play out over the coming months. Keep an eye on the 10-Year T-Note. If the yield rises moving forward, expect the stock and bond markets to struggle and vice versa. If you have not already, I encourage you to forge an investment plan and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust California Municipal High Income ETF (FCAL)
The First Trust California Municipal High Income ETF’s (the “Fund”) primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (“Municipal Securities”). Municipal Securities will be issued by or on behalf of the State of California or territories or possessions of the U.S. (including but not limited to Puerto Rico, the U.S. Virgin Islands and Guam) and/or the political subdivisions, agencies, authorities and other instrumentalities of such State, territories or possessions. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FCAL.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 7/31/22	5 Years Ended 7/31/22	Inception (6/20/17) to 7/31/22	5 Years Ended 7/31/22	Inception (6/20/17) to 7/31/22
Fund Performance
NAV	-8.33%	2.31%	2.36%	12.11%	12.67%
Market Price	-8.62%	2.24%	2.31%	11.72%	12.37%
Index Performance
Bloomberg 10 Year California Exempt Index	-6.07%	1.80%	1.82%	9.34%	9.64%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)
Sector Allocation	% of Total Investments (including cash)
Special Assessment	14.4%
Insured	8.9
Education	7.9
Hospital	7.7
Government Obligation Bond - Unlimited Tax	7.3
Pre-refunded/Escrowed-to-maturity	6.5
Water & Sewer	5.9
Industrial Development Bond	5.8
Airport	5.5
Continuing Care Retirement Communities	4.6
Dedicated Tax	3.7
Tobacco	3.4
Student Housing	2.2
Higher Education	2.1
Tax Increment	2.1
Certificates of Participation	2.0
Local Housing	1.8
Gas	1.6
Utility	1.2
Toll Road	1.0
Housing	0.9
Other Health	0.5
Government Obligation Bond - Limited Tax	0.4
Cash	2.6
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	98.1%
Net Other Assets and Liabilities(1)	1.9
Total	100.0%
Credit Rating(2)	% of Total Investments (including cash)
AAA	1.8%
AA	28.8
A	24.7
BBB	13.1
BB	4.9
B	1.3
Not Rated	22.4
A1+ (Short-term)	0.4
Cash	2.6
Total	100.0%

(1)	Includes variation margin on futures contracts.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance in municipal bonds investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust New York Municipal High Income ETF (FMNY)
The First Trust New York Municipal High Income ETF’s (the “Fund”) primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and New York income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and New York State and New York City income taxes (collectively, “Municipal Securities”). Municipal Securities will be issued by or on behalf of the State of New York or territories or possessions of the U.S. (including, but not limited to, Puerto Rico, the U.S. Virgin Islands and Guam), and/or the political subdivisions, agencies, authorities and other instrumentalities of such State, territories or possessions. The Fund lists and principally trades its shares on The NYSE Arca, Inc. under the ticker symbol “FMNY.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/22	Inception (5/12/21) to 7/31/22	Inception (5/12/21) to 7/31/22
Fund Performance
NAV	-9.66%	-6.57%	-7.95%
Market Price	-9.73%	-6.62%	-8.02%
Index Performance
Bloomberg Municipal New York 12-17 Years Index	-8.05%	-5.34%	-6.47%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust New York Municipal High Income ETF (FMNY) (Continued)
Sector Allocation	% of Total Investments (including cash)
Dedicated Tax	15.2%
Insured	12.3
Higher Education	12.0
Hospital	7.6
Mass Transit	7.4
Pre-refunded/Escrowed-to-maturity	6.1
Water & Sewer	5.4
Education	5.2
Special Assessment	5.1
Government Obligation Bond - Limited Tax	5.1
Utility	3.6
Certificates of Participation	2.7
Government Obligation Bond - Unlimited Tax	2.6
Toll Road	2.5
Tobacco	2.4
Airport	1.4
Cash	3.4
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	97.8%
Net Other Assets and Liabilities(1)	2.2
Total	100.0%
Credit Quality(2)	% of Total Investments (including cash)
AAA	8.0%
AA	53.2
A	17.9
BBB	9.1
Not Rated	8.4
Cash	3.4
Total	100.0%

(1)	Includes variation margin on futures contracts.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust New York Municipal High Income ETF (FMNY) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust California Municipal High Income ETF (“FCAL”) and the First Trust New York Municipal High Income ETF (“FMNY”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Portfolio Management Team
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
Tom Byron, Senior Vice President, Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Johnathan N. Wilhelm has served as part of the portfolio management team of the Funds since 2014. Tom Byron has served as a portfolio manager of the Funds since March 2022. Effective June 30, 2022, Tom Futrell retired as a senior portfolio manager of the Funds.
Commentary
First Trust California Municipal High Income ETF (FCAL)
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and California income taxes. The Fund’s secondary investment objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (collectively, “Municipal Securities”). In addition, under normal market conditions, the Fund invests as least 50% of its net assets in Municipal Securities that are rated investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated non-investment grade. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2022.
Market Recap
For the 12-month period ended July 31, 2022, municipal bonds generated a total return of -6.93% as measured by the Bloomberg Municipal Bond Index. During the same period, the Bloomberg 10 Year California Exempt Index (the “Benchmark”) produced a total return of -6.07%. By comparison, the Bloomberg U.S. Treasury Index generated a total return of -8.69% for the same period. The following were major factors in explaining the municipal bond market’s performance:
•	Over the past year, U.S. Treasury rates increased all along the yield curve and municipal interest rates followed U.S. Treasury yields higher. During the 12-month period ended July 31, 2022, 5-Year and 10-Year U.S. Treasury yields increased 198 basis points (“bps”) and 142 bps, respectively.
•	Large industry-wide mutual fund and exchange-traded fund (“ETF”) outflows resulted in funds selling municipal bonds to meet redemptions which put additional pressure on municipal bond prices. According to data provided by the Investment Company Institute (“ICI”) and Barclays, for the period ended July 31, 2022, municipal fund outflows totaled approximately $88.1 billion.
•	According to data from Municipal Market Analytics, Inc. (“MMA”), the number of municipal bond defaults was lower year-to-date compared to a year ago while the par value of defaulted bonds rose modestly. Through July 31, 2022, the number and par value of municipal bond defaults totaled 27 and $2.18 billion, respectively, compared with 44 defaults and $2.34 billion in par value for the same period a year ago.
•	New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. According to data compiled by the Securities Industry and Financial Market Association (“SIFMA”), Bloomberg and Barclays research, through July 31, 2022, year-to-date issuance was approximately $231.4 billion, down approximately 15% compared to $273.3 billion for the same period a year ago.
•	As a result of these factors, municipal bond yields rose, credit spreads widened and municipal bond prices declined.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2022 was -8.33% and -8.62%, respectively, versus the Benchmark’s return of -6.07% during the same period.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
As of July 31, 2022, the Fund’s market price of $49.57 represented a discount of 0.28% to its NAV of $49.71. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 29, 2022 of $0.0925 represents a tax-exempt annualized distribution rate of approximately 2.24% based on the Fund’s closing market price of $49.57 on July 31, 2022. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
As of July 31, 2022, the Fund’s weighted-average credit quality (approximately A-/A3) was lower than the Benchmark, which has a stated average credit rating of AA2/AA3. During the same period, the Fund’s underweight allocation to municipal bonds rated AA relative to the Benchmark was detrimental to the Fund’s performance. In addition, the Fund’s overweight allocation to bonds that were non-rated, BB rated, and A rated detracted from the Fund’s performance relative to its high average credit quality Benchmark.
As of July 31, 2022, the Fund’s average maturity was 12.0 years while the Fund’s modified and effective duration stood at 5.10 years and 6.25 years, respectively. On the same date, the Benchmark’s modified and effective durations were approximately 5.10 and 5.25 years, respectively. The biggest contributor to the Fund’s underperformance relative to the Benchmark was the Fund’s exposure to bonds with maturity dates of 18+ years to maturity. Secondarily, bonds with a maturity of 14-18 years were a detractor to the Fund’s performance. Regarding effective duration, the Fund’s overweight exposure to bonds with an effective duration of 7-10 years and 10+ years were the largest contributors to the Fund’s underperformance relative to the Benchmark.
No single sector was a primary contributor to the Fund’s underperformance relative to the Benchmark for the period ended July 31, 2022; however, the sectors with lower average credit quality such as education (charter schools), industrial development bonds and special tax bonds were detractors to the Fund’s performance. During the period, no sector was a distinctly positive contributor to the Fund’s performance.
The Fund’s use of Treasury futures was a positive contributor to the Fund’s performance for the 12-month period ended July 31, 2022.
Market Outlook
According to Fed Funds Futures (Bloomberg WIRP function), as of August 5, 2022, approximately 5.1 interest rate hikes are expected from the Federal Reserve’s (the “Fed”) September 21, 2022 meeting until their March 22, 2023 meeting. Through the remainder of 2022 and the first quarter of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury, we expect the bond to trade within a range of 2.75%-3.25% (compared with 2.65% at July 31, 2022) and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. We expect the Fed to raise interest rates by 50 bps at their September 21, 2022 meeting, and another 25 bps at both their November and December 2022 meetings. If these rate increases occur, the Federal Funds rate will end the year at approximately 3.25%-3.50%. Thus, we expect short term U.S. Treasury rates to be significantly higher than 10-Year Treasury rates by year-end.
Regarding municipal bonds, rates have also increased dramatically during the first seven months of 2022. As of July 31, 2022, AAA 5-Year, 10-Year, and 30-Year municipal rates have increased by approximately 120 bps, 117 bps, and 139 bps, respectively, to 1.80%, 2.21% and 2.89%, respectively. During the remainder of 2022, we believe municipal rates will become range-bound or even rally if two key events occur: (1) U.S. Treasury rates do in fact stabilize within a reasonably tight range; and (2) mutual fund/ETF outflows moderate. We believe that municipal rates and taxable equivalent yields are now attractive for high wage earners. If we see rates stabilize, we believe retail investors will begin purchasing municipal bonds more aggressively and fund outflows will moderate. One seasonal factor that should support municipal bond prices during July and August 2022 are large projected cash inflows from bond calls, sinking fund payments, maturities, plus coupon payments, which could total over $30 billion each month. For the second half of 2022, we do expect the municipal market to produce positive total returns, as we expect interest rates to become broadly stable or range-bound, and the additional coupon income generated from higher interest rates and coupon payments to offset any small declines in municipal bond prices. We especially like “A” rated municipal bonds in certain sectors which have seen distinct credit spread widening, including hospitals, airports and gas bonds.
Credit quality remains healthy in the municipal bond market. Defaults and credit rating downgrades remain favorable. Therefore, credit spreads widening or narrowing should be, in our opinion, primarily driven by the direction of U.S. Treasury rates and municipal mutual fund/ETF fund flows. However, given an expected slowdown in the U.S. economy, we anticipate focusing on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. Within the high yield municipal universe, we plan to focus on higher credit quality securities and reduce exposure to lower rated high yield borrowers.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
First Trust New York Municipal High Income ETF (“FMNY”)
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and New York income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and New York State and New York City income taxes (collectively, “Municipal Securities”). In addition, under normal market conditions, the Fund invests at least 50% of its net assets in Municipal Securities that are rated investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of investment are rated non-investment grade. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2022.
Market Recap
For the 12-month period ended July 31, 2022, the Bloomberg Municipal New York 12-17 Years Index (the “Benchmark”) produced a total return of -8.05%. For the same period, the Bloomberg Municipal Bond Index generated a total return of -6.93%. By comparison, the Bloomberg U.S. Treasury Index generated a total return of -8.69% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Over the past year, U.S. Treasury rates increased all along the yield curve and municipal interest rates followed U.S. Treasury yields higher. During the 12-month period ended July 31, 2022, 5-Year and 10-Year U.S. Treasury yields increased 198 bps and 142 bps, respectively.
•	Large industry-wide mutual fund and ETF outflows resulted in funds selling municipal bonds to meet redemptions which put additional pressure on municipal bond prices. According to data provided by ICI and Barclays, for the period ended July 31, 2022, municipal fund outflows totaled approximately $88.1 billion.
•	According to data from MMI, the number of municipal bond defaults was lower year-to-date compared to a year ago while the par value of defaulted bonds rose modestly. Through July 31, 2022, the number and par value of municipal bond defaults totaled 27 and $2.18 billion, respectively, compared with 44 defaults and $2.34 billion in par value for the same period a year ago.
•	New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. According to data compiled by SIFMA, Bloomberg and Barclays research, through July 31, 2022, year-to-date issuance was approximately $231.4 billion, down approximately 15% compared to $273.3 billion for the same period a year ago.
•	As a result of these factors, municipal bond yields rose, credit spreads widened, and municipal bond prices declined.
Performance Analysis
The Fund’s NAV and market performance for the 12-month period ended July 31, 2022, was -9.66% and -9.73%, respectively, versus the Benchmark’s return of -8.05%.
As of July 31, 2022, the Fund’s market price of $27.10 represented a discount of 0.07% to its NAV of $27.12. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2022, of $0.055 represents a tax-exempt annualized distribution rate of 2.44% based on the Fund’s closing market price of $27.10 on July 31, 2022. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
The Fund’s underweight relative to the Benchmark in AA rated securities and overweight in A and BBB rated securities underperformed relative to the Benchmark. For the trailing 12 months ended July 31, 2022, the Fund’s overweight investment in non-rated, high yield municipal bonds was a positive contributor to the Fund’s performance.
Concerning yield curve positioning, the largest source of underperformance relative to the Benchmark was the Fund’s overweight to bonds with maturities of 18+ years followed by the underweight to bonds with maturities 12-18 years. The Fund’s overweight in bonds with a stated maturity of 0-2 years and 4-8 years was the largest source of outperformance for the Fund.
Regarding sector exposure, the Fund’s largest source of underperformance relative to the Benchmark was the Fund’s allocation to the Education, Utilities, and Transportation sectors. During the period, the largest sources of outperformance was the Fund’s allocation to industrial development, special tax, and local general obligation bonds.
The Fund’s use of Treasury futures was a positive contributor to the Fund’s performance for the 12-month period ended July 31, 2022.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
Market Outlook
According to Fed Funds Futures (Bloomberg WIRP function), as of August 5, 2022, approximately 5.1 interest rate hikes are expected from the Fed’s September 21, 2022, until their March 22, 2023 meeting. Through the remainder of 2022 and the first quarter of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury, we expect the bond to trade within a range of 2.75%-3.25% (compared with 2.65% at 7-29-22) and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. We expect the Fed to raise rates by 50 bps at their September 21, 2022 meeting, and another 25 bps at both their November 2022 and December 2022 meetings. If these rate increases occur, the Federal Funds rate will end the year at approximately 3.25%-3.50%. Thus, we expect short term U.S. Treasury rates to be significantly higher than 10-Year Treasury rates by year-end.
Regarding municipal bonds, rates have also increased dramatically during the first seven months of 2022. As of July 31, 2022, AAA 5-Year, 10-Year, and 30-Year municipal rates have increased by approximately 120 bps, 117 bps, and 139 bps, respectively, to 1.80%, 2.21% and 2.89%, respectively. During the remainder of 2022, we believe municipal rates will become range-bound or even rally if two key events occur: (1) U.S. Treasury rates do in fact stabilize within a reasonably tight range; and (2) mutual fund/ETF outflows moderate. We believe that municipal rates and taxable equivalent yields are now attractive for high wage earners. If we see rates stabilize, we believe retail investors will begin purchasing municipal bonds more aggressively and fund outflows will moderate. One seasonal factor that should support municipal bond prices during July and August 2022 are large projected cash inflows from bond calls, sinking fund payments, maturities, plus coupon payments, which could total over $30 billion each month. For the second half of 2022, we do expect the municipal market to produce positive total returns, as we expect interest rates to become broadly stable or range-bound, and the additional coupon income generated from higher interest rates and coupon payments to offset any small declines in municipal bond prices. We especially like “A” rated municipal bonds in certain sectors which have seen distinct credit spread widening, including hospitals, airports, and gas bonds.
Credit quality remains healthy in the municipal bond market. Defaults and credit rating downgrades remain favorable. Therefore, credit spreads widening or narrowing should be, in our opinion, primarily driven by the direction of U.S. Treasury rates and municipal mutual fund/ETF fund flows. However, given an expected slowdown in the U.S. economy, we anticipate focusing on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. Within the high yield municipal universe, we plan to focus on higher credit quality securities and reduce exposure to lower rated high yield borrowers.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2022 (Unaudited)
As a shareholder of First Trust California Municipal High Income ETF or First Trust New York Municipal High Income ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust California Municipal High Income ETF (FCAL)
Actual	$1,000.00	$945.60	0.50%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
First Trust New York Municipal High Income ETF (FMNY)
Actual	$1,000.00	$939.30	0.50%	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2022 through July 31, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.1%
	California – 92.7%
$150,000	Alameda CA Corridor Transprtn Auth Rev Ref Subord Lien, Ser A	5.00%	10/01/25	$161,634
215,000	Antelope Vly E Kern CA Wtr Agy Wtr Rev Ref	5.00%	06/01/35	234,253
525,000	Azusa CA Spl Tax Cmnty Facs Dist No 2005-1 Impt	4.00%	09/01/34	528,269
100,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/33	100,737
175,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/34	175,708
330,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/36	329,913
620,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/40	608,916
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	1,040,423
20,000	CA Cmnty Choice Fing Auth Green Bd Clean Energy Proj Rev, Ser A (Mandatory put 12/01/27)	4.00%	10/01/52	20,700
475,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/31	531,563
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Ref, Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/35	204,588
665,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/32	736,990
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/33	220,490
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/35	204,395
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/39	202,088
430,552	CA Hsg Fin Agy Muni Ctfs, Ser A	4.25%	01/15/35	438,366
360,000	CA Pub Fin Auth Rev Ref Henry Mayo Newhall Hosp, Ser A	4.00%	10/15/27	375,440
360,000	CA Pub Fin Auth Rev Ref Henry Mayo Newhall Hosp, Ser A	4.00%	10/15/28	374,017
290,000	CA Pub Fin Auth Sr Living Rev ENSO Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/36	295,372
250,000	CA Pub Fin Auth Sr Living Rev ENSO Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/56	242,798
750,000	CA Pub Fin Auth Sr Living Rev Green Bond Temps 70 ENSO Vlg Proj, Ser B-2 (a)	2.38%	11/15/28	705,173
255,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser A (a)	5.00%	07/01/30	268,095
200,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C (a)	4.50%	07/01/26	209,964
505,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (a)	5.00%	07/01/34	521,708
105,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (a)	5.00%	07/01/26	113,895
105,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (a)	5.00%	07/01/27	115,514
400,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (a)	5.00%	07/01/39	426,776
675,000	CA Sch Fin Auth Sch Fac Rev Ref Granada Hills Chrt Oblig Grp, Ser A (a)	4.00%	07/01/48	593,914
200,000	CA Sch Fin Auth Sch Fac Rev Ref HTH Learning Proj, Ser A (a)	4.00%	07/01/25	201,748
200,000	CA Sch Fin Auth Sch Fac Rev Ref HTH Learning Proj, Ser A (a)	5.00%	07/01/32	205,066
650,000	CA Sch Fin Auth Sch Fac Rev, Ser A (a)	5.00%	07/01/40	666,384
1,000,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	1,025,473
100,000	CA St Ent Dev Auth Stdt Hsg Rev M@Clg Proj, Ser A	5.00%	08/01/35	105,387
100,000	CA St Ent Dev Auth Stdt Hsg Rev M@Clg Proj, Ser A	5.00%	08/01/40	104,351
165,000	CA St Hlth Fac Fing Auth Rev St Joseph Hlth Sys, Ser A	5.00%	07/01/29	170,171
30,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/33	32,960
1,000,000	CA St Hlth Facs Fing Auth Rev Ref Commonspirit Hlth, Ser A	4.00%	04/01/36	1,023,957
220,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	237,922
250,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/30	276,820
875,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/35	955,595
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	CA St Infra & Econ Dev Bank Natl Chrt Social Bond Equity Sch Revolving Fund, Ser B	4.00%	11/01/39	$500,462
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj (b)	5.38%	07/01/34	256,635
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	254,188
900,000	CA St Muni Fin Auth Chrt Sch Rev John Adams Acdmys Lincoln Proj, Ser A (a)	5.00%	10/01/39	901,968
200,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (a)	4.00%	07/01/26	199,492
450,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (a)	5.00%	07/01/38	458,202
250,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	257,714
605,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	618,223
295,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/41	283,788
435,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/51	398,943
155,000	CA St Muni Fin Auth Rev Ref Biola Univ	5.00%	10/01/37	164,993
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/30	246,278
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/32	244,160
675,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/33	729,732
475,000	CA St Muni Fin Auth Rev Ref Cmnty Med Ctrs, Ser A	5.00%	02/01/36	508,428
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	214,215
400,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	426,006
250,000	CA St Muni Fin Auth Rev Ref Emerson Clg, Ser B	5.00%	01/01/33	269,083
1,080,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	1,097,083
500,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	505,997
110,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/26	120,062
435,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	481,854
575,000	CA St Muni Fin Auth Rev Ref Southwestern Law Sch	4.00%	11/01/41	564,800
625,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser B, AMT (Mandatory put 01/17/23)	2.35%	07/01/51	625,134
1,140,000	CA St Muni Fin Auth Sol Wst Disp Rev Waste Mgmt Inc Proj, Ser A, AMT (Mandatory put 10/01/2029)	2.40%	10/01/44	1,075,689
1,200,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,202,148
500,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	5.00%	11/15/49	517,864
615,000	CA St Muni Fin Auth Sr Living Rev Temps 50 Mt San Antonio Gardens Proj, Ser B-2	2.13%	11/15/26	580,425
550,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj	5.00%	05/15/27	594,091
1,000,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj	5.00%	05/15/38	1,051,631
350,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj	5.00%	05/15/40	366,883
75,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj TCRS, BAM-TCRS	5.00%	05/15/29	83,069
600,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	603,886
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Remk, Ser A, AMT (Mandatory put 11/01/22) (a)	2.00%	08/01/23	1,000,000
150,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Waste Mgmt Inc Proj Remk, Ser C (Mandatory put 06/03/24)	3.25%	12/01/27	151,761

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CA St Poll Control Fin Auth Wtr Furnishing Rev Plant Bonds, AMT (a)	5.00%	07/01/37	$1,004,371
15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	16,064
175,000	CA St Pub Wks Brd Lease Rev Ref, Ser B	5.00%	10/01/26	197,311
125,000	CA St Pub Wks Brd Lease Rev Ref, Ser F	5.00%	05/01/24	132,227
100,000	CA St Pub Wks Brd Lease Rev Various Corr Facs, Ser A	5.00%	09/01/27	106,426
75,000	CA St Ref	4.00%	09/01/32	79,414
75,000	CA St Ref	4.00%	08/01/34	78,395
155,000	CA St Ref	4.00%	09/01/35	161,735
1,000,000	CA St Ref	5.00%	11/01/39	1,130,383
200,000	CA St Ref Various Purp	4.00%	09/01/33	210,515
275,000	CA St Ref Various Purp	4.00%	09/01/35	286,950
100,000	CA St Ref Various Purp	5.00%	10/01/35	109,385
565,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (a)	5.00%	06/01/30	588,304
335,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (a)	5.00%	06/01/40	340,724
600,000	CA St Sch Fin Auth Chrt Sch Rev Fenton Chrt Schs, Ser A (a)	4.00%	07/01/30	588,804
600,000	CA St Sch Fin Auth Chrt Sch Rev Fenton Chrt Schs, Ser A (a)	5.00%	07/01/40	613,071
700,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (a)	5.00%	10/01/32	752,692
300,000	CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G (b)	5.00%	06/01/37	310,776
100,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/25	105,346
210,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/31	220,686
245,000	CA St Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/27	268,723
50,000	CA St Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	51,000
50,000	CA St Stwd Cmntys Dev Auth Rev Ref Insd Enloe Med Ctr, CA MTG INS	5.00%	08/15/33	54,316
500,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 1	4.00%	09/01/41	481,592
200,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/30	209,889
280,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/35	290,828
1,170,000	CA St Stwd Cmntys Dev Auth Stwd Rev Stwd Cmnty Infra Prog, Ser C-1	4.00%	09/02/31	1,175,489
705,000	CA Stwd Cmntys Dev Auth Rev Kaiser Permanente J Remk, Ser 2004 (Mandatory put 11/01/2029)	5.00%	04/01/36	830,713
600,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/30	621,193
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	309,877
150,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	150,110
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	265,971
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	54,277
175,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	189,396
190,000	CA Stwd Cmntys Dev Auth Rev Var Adventist Hlth Sys W A Remk, Ser 2007 (Mandatory put 03/01/27)	5.00%	03/01/37	207,750
125,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Camarillo Corridor Proj, AGM	5.00%	09/01/25	132,703
240,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Sub Lien, Ser B, BAM	5.00%	09/01/28	266,096
305,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Sub Lien, Ser B, BAM	5.00%	09/01/30	335,958
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$400,000	Casitas Muni Wtr Dist CA Spl Tax Cmnty Facs Dist No 2013-1, BAM	4.00%	09/01/34	$426,982
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	496,170
425,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/36	494,261
250,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Prog, Ser A, COPS, BAM	5.00%	06/01/31	278,087
250,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Prog, Ser A, COPS, BAM	4.00%	06/01/35	260,614
200,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Prog, Ser A, COPS, BAM	4.00%	06/01/36	207,194
210,000	Cotati-Rohnert Park CA Unif Sch Dist 2016 Election, Ser C, AGM	5.00%	08/01/32	230,682
2,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Social Bonds, Ser A-2 (a)	4.00%	07/01/56	1,571,670
175,000	Dana Point CA Cmnty Facs Distspl Tax Ref, Ser A, BAM	4.00%	09/01/33	182,997
180,000	Dana Point CA Cmnty Facs Distspl Tax Ref, Ser A, BAM	4.00%	09/01/34	187,525
200,000	Del Mar CA Union Sch Dist Spl Tax Ref	4.00%	09/01/33	202,093
300,000	Del Mar CA Union Sch Dist Spl Tax Ref	4.00%	09/01/34	302,137
270,000	Diablo CA Wtr Dist Wtr Rev Ref, COPS, BAM	4.00%	01/01/32	290,699
150,000	Dinuba CA Jt Unif Sch Dist, COPS, AGM	4.00%	02/01/35	156,276
920,000	E Bay CA Muni Util Dist Wtr Sys Rev Green Bond, Ser A	5.00%	06/01/38	1,052,891
755,000	El Dorado CA Irr Dist Rev Ref, Ser C	4.00%	03/01/34	787,516
1,450,000	Elk Grove CA Fin Auth Spl Tax Rev Laguna Ridge CFD #2005-1	4.00%	09/01/50	1,343,085
300,000	Estrn CA Muni Wtr Dist Wtr & Wstwtr Rev Sub Ref, Ser A	5.00%	07/01/31	330,840
350,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	5.00%	09/01/32	379,362
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	169,976
525,000	Fontana CA Spl Tax Spl Tax, Summit at Rosena Phase One	4.00%	09/01/41	507,001
240,000	Fontana CA Spl Tax Spl Tax, The Meadows	4.00%	09/01/32	243,184
165,000	Fontana CA Unif Sch Dist Unrefunded, AGM	(d)	02/01/33	117,046
500,000	Foothill Estrn Transprtn Corridor Agy CA Toll Road Rev Cap Apprec Sr Lien, Ser A	(d)	01/01/23	496,912
310,000	Fountain Vly CA Pub Fing Auth Lease Rev Ref, Ser A	4.00%	11/01/29	328,547
140,000	Fresno CA Jt Pwrs Fing Auth Lease Rev Ref Master Lease Proj, Ser A, AGM	5.00%	04/01/32	154,728
1,000,000	Fresno CA Uni Sch Dist, Ser A	4.00%	08/01/45	1,015,976
280,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Asset Bkd, Ref, Ser A	3.25%	06/01/32	291,830
100,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Enhanced Asset Bkd, Ser A	5.00%	06/01/29	102,902
340,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/26	381,181
1,250,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/29	1,436,124
750,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/34	877,447
145,000	Golden W CA Schs Fing Auth Ref Beverly Hills Unif Sch Dist, NATL-RE	5.25%	08/01/23	150,431
265,000	Imperial CA Pub Fing Auth Rev Ref, AGM	4.00%	10/15/33	286,664
360,000	Imperial CA Pub Fing Auth Rev Ref, AGM	4.00%	10/15/35	380,733
140,000	Inglewood CA Unif Sch Dist, Ser C, BAM	4.00%	08/01/35	145,978
960,000	Irvine CA Impt Bond Act 1915 Ref	4.00%	09/02/35	978,961
150,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist #09-1, Ser C	5.00%	09/01/31	162,980
890,000	Jurupa CA Public Fing Auth Spl Tax Rev Ref, Ser A, AGM	4.00%	09/01/34	950,034
290,000	Kaweah CA Delta Hlthcare Dist Rev, Ser B	5.00%	06/01/40	301,761
100,000	Kern Cnty CA Wtr Agy Impt Dist #4 Wtr Rev Ref, Ser A, AGM	5.00%	05/01/29	110,362

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$485,000	King City CA Union Sch Dist Cap Apprec Election 1998-C, CABS, AMBAC	(d)	08/01/29	$395,111
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/33	25,207
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/34	25,113
200,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/40	195,676
1,055,000	Lancaster CA Fing Auth Rev Measure M&R Street Impts Proj	4.00%	06/01/35	1,117,185
200,000	Long Beach CA Arpt Rev Ref, Ser A, AGM	5.00%	06/01/30	235,295
500,000	Long Beach CA Arpt Rev, Sec C, AMT, AGM	5.25%	06/01/47	551,910
100,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	103,378
750,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.50%	11/15/30	856,377
720,000	Long Beach CA Cmnty Clg Dist 2016 Election, Ser B	4.00%	08/01/41	733,031
190,000	Los Angeles CA Cmnty Clg Dist, Ser G	4.00%	08/01/30	198,887
460,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Los Angeles Intl Arpt, Ser D, AMT	5.00%	05/15/32	516,151
700,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	754,111
250,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Los Angeles Intl Arpt, Ser F, AMT	5.00%	05/15/32	280,517
10,000	Los Angeles CA Dept of Arpts, Ser E	5.00%	05/15/28	10,783
1,000,000	Los Angeles CA Dept of Wtr & Pwr Wtrwks Rev, Ser A	5.00%	07/01/48	1,103,639
1,500,000	Los Angeles CA Dept Wtr & Pwr Rev Ref Var Pwr Sys Subser A 3 Remk (e)	1.50%	07/01/35	1,500,000
340,000	Los Angeles CA Muni Impt Corplease Rev Ref Real Property, Ser B	4.00%	11/01/37	349,969
500,000	Los Angeles CA Unif Sch Dist, Ser C	4.00%	07/01/36	528,667
410,000	Los Osos CA Cmnty Svcs Wstwtr Assmnt Dist #1 Ref Reassmnt	3.13%	09/02/32	411,008
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	109,605
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	269,438
250,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/35	264,736
310,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/36	325,296
1,190,000	Marysville CA Jt Unif Sch Dist Green Bond, 2021 Energy Efficiency Proj, COPS, BAM	4.00%	06/01/39	1,222,753
245,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/34	266,182
500,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	535,360
100,000	Modesto CA Spl Tax Ref Cmnty Facs Dist # 2004-1 Vlg 1 #2	5.00%	09/01/27	105,471
200,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	215,231
225,000	Mt San Antonio CA Cmnty Clg Dist Election 2018, Ser A	4.00%	08/01/22	225,000
1,115,000	Natomas CA Unif Sch Dist, AGM	3.00%	08/01/36	1,049,908
250,000	Norco CA Spl Tax Ref Norco Ridge Ranch, BAM	5.00%	09/01/32	279,421
750,000	Oak Vly CA Hosp Dist Hlth Facs Rev Ref, Ser A	4.00%	11/01/36	683,171
405,000	Oakland CA Unif Sch Dist Alameda Cnty Election of 2012, Ser A, AGM	4.00%	08/01/36	426,876
100,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/34	100,454
65,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/35	65,131
275,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/39	271,106
650,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/51	597,057
250,000	Palomar Hlth CA Rev Ref	5.00%	11/01/31	266,153
250,000	Pleasant Vly CA Sch Dist Ventura Cnty, Ser B	4.00%	08/01/39	258,384
500,000	Pleasant Vly CA Sch Dist Ventura Cnty, Ser B	4.00%	08/01/40	514,054
750,000	Pleasanton CA Unif Sch Dist	3.00%	08/01/36	715,436
210,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/33	228,952
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$220,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/34	$239,286
340,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/39	367,048
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Ref #2004-1 Sunridge Park Area	5.00%	09/01/25	214,598
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	5.00%	09/01/40	534,123
300,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	306,973
575,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	3.00%	08/01/38	531,214
185,000	Riverside CA Unif Sch Dist Fing Auth Spl Tax Ref, BAM	5.00%	09/01/34	196,754
550,000	Riverside Cnty CA Teeter Plan Oblig Nts, Ser A	0.50%	10/20/22	548,943
1,035,000	Riverside Cnty CA Transprtn Commn Toll Rev Ref, Sr Lien, RCTC 91 Express Lanes, Ser B-1	4.00%	06/01/40	1,051,822
185,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Fac	5.00%	09/01/32	201,935
160,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Fac	5.00%	09/01/33	174,117
170,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Fac	4.00%	09/01/34	173,109
150,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Fac	4.00%	09/01/35	152,402
225,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/33	228,952
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (a)	5.00%	09/01/32	212,771
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/32	560,188
1,000,000	Sacramento Cnty CA Arpt Sys Rev Ref, Ser C, AMT	5.00%	07/01/38	1,088,847
200,000	San Bruno CA Park Sch Dist, Ser B	4.00%	08/01/37	207,390
1,000,000	San Diego CA Pub Fac Fing Auth Swr Rev Subord, Ser A	5.00%	05/15/47	1,157,102
1,075,000	San Diego CA Pub Fac Fing Auth Wtr Rev, Ser A	5.00%	08/01/41	1,161,981
35,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	38,444
510,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/28	558,466
1,150,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Amt Sr, Ser B, AMT	5.00%	07/01/38	1,184,444
350,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Ref Sub Rev, Ser A	5.00%	07/01/30	390,029
130,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord Ref, Ser A	5.00%	07/01/39	145,812
1,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/34	1,119,190
260,000	San Diego Cnty CA Regl Transprtn Commn Sales Tax Rev, Ser A Ref Sub	5.00%	10/01/22	261,617
125,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No 2, Ser A	4.00%	09/01/32	125,938
85,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No 2, Ser A	4.00%	09/01/33	85,209
100,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No 2, Ser A	4.00%	09/01/34	99,774
500,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	522,764
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref Second Ser, Ser 2020A, AMT	5.00%	05/01/37	154,146
2,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser A, AMT	5.00%	05/01/35	2,253,449
500,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No 2020-1 Mission Rock Facs & Svcs, Ser A (a)	4.00%	09/01/46	472,533

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$100,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	$107,960
175,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Cap Apprec Ref, Ser A, NATL-RE	(d)	01/15/29	140,764
1,500,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Sr Lien Ref, Ser A	5.00%	01/15/29	1,619,452
1,500,000	Sanger CA Fing Auth Wstwtr Rev Ref, AGM	5.00%	06/15/34	1,613,652
800,000	Santa Clarita CA Cmnty Facs Dist Vista Canyon #2016-1 (a)	4.00%	09/01/35	801,442
175,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/33	186,472
740,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/38	761,274
305,000	Tahoe-Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/37	313,740
260,000	Tahoe-Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/39	265,154
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	161,996
400,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	422,534
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	540,669
230,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp, Ser A, Class 1	5.00%	06/01/30	255,426
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp, Ser A, Class 1	5.00%	06/01/37	1,085,996
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	269,207
525,000	Transbay Jt Powers Auth CA Green Bond Sr Tax Alloc Bonds, Ser A	5.00%	10/01/33	606,338
945,000	Transbay Jt Powers Auth CA Green Bond Sr Tax Alloc Bonds, Ser A	5.00%	10/01/39	1,057,984
850,000	Tustin CA Cmnty Fac Dist Spl Tax Ref #06-1 Legacy Columbus Vlgs, Ser A	5.00%	09/01/35	897,846
1,500,000	Univ of California CA Rgts Med Center Pooled Rev, Ser P	5.00%	05/15/37	1,757,031
100,000	W Contra Costa CA Unif Sch Dist Ref, Ser A	5.00%	08/01/31	108,206
				112,825,422
	Colorado – 0.4%
500,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	500,868
	Florida – 0.3%
105,000	Parkland Preserve CDD FL Spl Assmnt Rev, Ser A	4.50%	05/01/24	106,098
245,000	Rhodine Road N CDD FL Spl Assmnt	4.00%	05/01/30	243,504
				349,602
	Georgia – 0.4%
500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/42	510,840
	Guam – 0.8%
100,000	Guam Govt Busn Privilege Tax Rev Ref, Ser D	5.00%	11/15/32	105,976
750,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	800,266
				906,242
	Illinois – 0.1%
135,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	129,153
	Louisiana – 0.7%
750,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj, Ser 2008 (Mandatory put 06/01/30) (a)	6.10%	06/01/38	846,341
	Ohio – 0.5%
650,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser B-2, Class 2	5.00%	06/01/55	649,998
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico – 1.6%
$1,295,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	$1,313,215
629,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	487,039
144,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	142,921
				1,943,175
	Texas – 0.3%
370,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	384,893
	Utah – 0.3%
500,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	388,209

Total Investments – 98.1%	119,434,743
(Cost $123,128,066)
Net Other Assets and Liabilities – 1.9%	2,343,452
Net Assets – 100.0%	$121,778,195
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	8	Sep 2022	$ (1,152,000)	$(34,688)
Ultra 10-Year U.S. Treasury Notes	Short	40	Sep 2022	(5,250,000)	(177,734)
				$(6,402,000)	$(212,422)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2022, securities noted as such amounted to $17,064,920 or 14.0% of net assets.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CA MTG INS	California Mortgage Insurance
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 119,434,743	$ —	$ 119,434,743	$ —

LIABILITIES TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (212,422)	$ (212,422)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.8%
	Florida – 2.4%
$250,000	Ridge at Apopka Cdd Fl Spl Assmnt	5.38%	05/01/42	$256,077
	Guam – 2.4%
250,000	Guam Intl Arpt Auth Prerefunded Gen, Sec C, AGM, AMT	6.13%	10/01/43	262,497
	New York – 90.7%
350,000	Amherst NY Dev Corp Ref Ubf Fac Stdt Hsg, BAM	4.00%	10/01/42	356,838
300,000	Build NYC Res Corp NY Rev Acad Leadership Chrt Sch Proj	4.00%	06/15/31	300,954
250,000	Dutchess Cnty NY Loc Dev Corp Rev Marist Clg Proj	5.00%	07/01/52	275,709
250,000	Erie Cnty NY Indl Dev Agy Schfac Rev Ref City Sch Dist Buffalo Proj, Ser A, CMX2	5.00%	05/01/25	271,289
250,000	Harrison NY Wtr Dist #2 Fire Prot Dist #2	4.00%	08/01/34	270,748
250,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/38	273,254
300,000	Long Beach NY, Ser B, BAM	5.25%	07/15/32	342,685
350,000	Long Island NY Pwr Auth Elec Sys Rev	5.00%	09/01/35	394,226
255,000	Met Transprtn Auth NY Dedicated Tax Fund Green Bond, Ser B-1	5.00%	11/15/36	275,514
275,000	Met Transprtn Auth NY Rev Green Bond Ref, Sec C-1	4.00%	11/15/37	276,032
250,000	Monroe Cnty NY Indl Dev Corp Rev Ref Rochester Regl Hlth Proj, Ser A	5.00%	12/01/30	282,965
305,000	Nassau Cnty NY, Ser A, AGM	5.00%	04/01/29	357,014
250,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd General Resolution, Ser EE	5.00%	06/15/41	281,371
250,000	New York City NY Transitional Fin Auth Bldg Aid Rev Ref-Sub, Ser S-1A	5.00%	07/15/35	293,309
250,000	New York City NY Transitional FIn Auth Rev Multi Modal Bonds Subord, Ser B-1	5.00%	08/01/34	280,310
250,000	New York St Dorm Auth Revs Non St Supported Debt Memorial Sloan Kettering Cancer Ctr, Ser 1	5.00%	07/01/39	276,139
250,000	New York St Dorm Auth Revs Non St Supported Debt Ref New Sch, Ser A	5.00%	07/01/29	282,444
250,000	New York St Dorm Auth Revs Non St Supported Debt Ref-Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	279,377
250,000	New York St Dorm Auth Revs Non St Supported Debt Sch Dists Rev Bond Fing Prog, Ser A, BAM	5.00%	10/01/29	294,601
265,000	New York St Dorm Auth Revs Non St Supported Debt Trustees Of Columbia Univ	5.00%	10/01/25	292,883
245,000	New York St Dorm Auth Revs Non St Supported Debt, Ser A	5.00%	07/01/40	273,035
250,000	New York St Thruway Auth Personal Income Tax Rev Ref, Ser A-Bid Grp 1	5.00%	03/15/30	297,975
250,000	NY NY Fiscal 2020, Ser B-1	5.00%	10/01/32	289,094
400,000	NY NY Prerefunded, Subser F-1	5.00%	03/01/37	408,116
275,000	NY St Envrnmntl Facs Corp St Clean Wtr & Drinking Wtr Ref Subord, Ser B	5.00%	06/15/44	309,658
250,000	NY St Liberty Dev Corp Liberty Rev Ref, Ser 1WTC	4.00%	02/15/43	252,952
140,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/33	151,235
250,000	NY St Urban Dev Corp Rev Personal Income Tax, Ser A	5.00%	03/15/35	286,492
250,000	Port Auth Of NY & NJ NY Ref Two Hundred Ninth Ser	5.00%	07/15/32	284,093
270,000	Rockland Cnty NY Sol Wst Mgmt Auth Green Bond, Ser A, AMT	5.00%	12/15/28	306,702
290,000	Southampton Vlg NY Ambulance Bldg	2.13%	03/01/29	287,376
250,000	Triborough Ny Bridge & Tunnel Auth Revs Ref, Ser B	5.00%	11/15/38	275,623
190,000	Troy NY Capital Res Corp Rev Rensselaer Polytechnic Institute Proj Ref	4.00%	09/01/35	192,352
250,000	Westchester NY Tobacco Asset Securitization Ref Sr, Ser B	5.00%	06/01/41	263,339
				9,835,704

See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico – 2.3%
$153,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(a)	07/01/29	$118,469
194,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(a)	07/01/31	135,973
				254,442
Total Investments – 97.8%	10,608,720
(Cost $10,611,746)
Net Other Assets and Liabilities – 2.2%	239,602
Net Assets – 100.0%	$10,848,322
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	1	Sep 2022	$ (144,000)	$(3,563)
Ultra 10-Year U.S. Treasury Notes	Short	2	Sep 2022	(262,500)	(6,648)
				$(406,500)	$(10,211)

(a)	Zero coupon bond.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CABS	Capital Appreciation Bonds

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 10,608,720	$ —	$ 10,608,720	$ —

LIABILITIES TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (10,211)	$ (10,211)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2022
	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
ASSETS:
Investments, at value	$ 119,434,743	$ 10,608,720
Cash	2,995,023	366,670
Cash segregated as collateral for open futures contracts	140,400	9,300
Due from advisor	—	38,201
Interest receivable	1,257,283	102,115
Total Assets	123,827,449	11,125,006
LIABILITIES:
Payables:
Investment securities purchased	1,973,357	270,382
Investment advisory fees	51,022	4,552
Variation margin	24,875	1,750
Total Liabilities	2,049,254	276,684
NET ASSETS	$121,778,195	$10,848,322
NET ASSETS consist of:
Paid-in capital	$ 129,511,294	$ 12,072,438
Par value	24,500	4,000
Accumulated distributable earnings (loss)	(7,757,599)	(1,228,116)
NET ASSETS	$121,778,195	$10,848,322
NET ASSET VALUE, per share	$49.71	$27.12
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,450,002	400,002
Investments, at cost	$123,128,066	$10,611,746

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2022
	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
INVESTMENT INCOME:
Interest	$ 3,037,468	$ 349,125
Total investment income	3,037,468	349,125
EXPENSES:
Investment advisory fees	761,632	84,738
Total expenses	761,632	84,738
Fees waived by the investment advisor	(175,761)	(19,555)
Net expenses	585,871	65,183
NET INVESTMENT INCOME (LOSS)	2,451,597	283,942
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,827,212)	(1,413,139)
Futures contracts	514,960	70,304
Net realized gain (loss)	(2,312,252)	(1,342,835)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,369,437)	(229,480)
Futures contracts	(78,203)	11,898
Net change in unrealized appreciation (depreciation)	(10,447,640)	(217,582)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,759,892)	(1,560,417)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,308,295)	$(1,276,475)
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust California Municipal High Income ETF (FCAL)		First Trust New York Municipal High Income ETF (FMNY)
	Year Ended 7/31/2022	Year Ended 7/31/2021	Year Ended 7/31/2022	Period Ended 7/31/2021 (a)
OPERATIONS:
Net investment income (loss)	$ 2,451,597	$ 2,039,398	$ 283,942	$ 46,946
Net realized gain (loss)	(2,312,252)	418,351	(1,342,835)	29,919
Net increase from payment by the advisor	—	219	—	—
Net change in unrealized appreciation (depreciation)	(10,447,640)	3,455,246	(217,582)	204,345
Net increase (decrease) in net assets resulting from operations	(10,308,295)	5,913,214	(1,276,475)	281,210
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,432,622)	(1,990,252)	(202,851)	(30,000)
Return of capital	(15,880)	—	—	—
Total distributions to shareholders	(2,448,502)	(1,990,252)	(202,851)	(30,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	41,720,854	21,698,863	2,621,647	15,004,560
Cost of shares redeemed	(12,384,469)	(8,129,605)	(5,549,769)	—
Net increase (decrease) in net assets resulting from shareholder transactions	29,336,385	13,569,258	(2,928,122)	15,004,560
Total increase (decrease) in net assets	16,579,588	17,492,220	(4,407,448)	15,255,770
NET ASSETS:
Beginning of period	105,198,607	87,706,387	15,255,770	—
End of period	$ 121,778,195	$ 105,198,607	$ 10,848,322	$ 15,255,770
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,900,002	1,650,002	500,002	—
Shares sold	800,000	400,000	100,000	500,002
Shares redeemed	(250,000)	(150,000)	(200,000)	—
Shares outstanding, end of period	2,450,002	1,900,002	400,002	500,002

(a)	Inception date is May 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust California Municipal High Income ETF (FCAL)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 55.37	$ 53.16	$ 52.70	$ 50.11	$ 50.14
Income from investment operations:
Net investment income (loss)	1.08	1.16	1.17	1.49	1.45
Net realized and unrealized gain (loss)	(5.65)	2.19 (a)	0.51	2.60	(0.04)
Total from investment operations	(4.57)	3.35	1.68	4.09	1.41
Distributions paid to shareholders from:
Net investment income	(1.08)	(1.14)	(1.17)	(1.50)	(1.40)
Net realized gain	—	—	—	—	(0.04)
Return of capital	(0.01)	—	(0.05)	—	—
Total distributions	(1.09)	(1.14)	(1.22)	(1.50)	(1.44)
Net asset value, end of period	$49.71	$55.37	$53.16	$52.70	$50.11
Total return (b)	(8.33)%	6.37% (a)	3.23%	8.32%	2.83%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 121,778	$ 105,199	$ 87,706	$ 34,257	$ 17,539
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.09%	2.16%	2.28%	3.01%	2.97%
Portfolio turnover rate (c)	30%	25%	81%	69%	91%

(a)	The Fund received a reimbursement from the advisor in the amount of $219, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust New York Municipal High Income ETF (FMNY)
	Year Ended 7/31/2022	Period Ended 7/31/2021 (a)
Net asset value, beginning of period	$ 30.51	$ 30.00
Income from investment operations:
Net investment income (loss)	0.68	0.09
Net realized and unrealized gain (loss)	(3.61)	0.48
Total from investment operations	(2.93)	0.57
Distributions paid to shareholders from:
Net investment income	(0.46)	(0.04)
Net realized gain	—	(0.02)
Total distributions	(0.46)	(0.06)
Net asset value, end of period	$27.12	$30.51
Total return (b)	(9.66)%	1.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,848	$ 15,256
Ratio of total expenses to average net assets	0.65%	0.65% (c)
Ratio of net expenses to average net assets	0.50%	0.50% (c)
Ratio of net investment income (loss) to average net assets	2.18%	1.41% (c)
Portfolio turnover rate (d)	154%	16%

(a)	Inception date is May 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the following funds, (each a “Fund” and collectively, the “Funds”):
First Trust California Municipal High Income ETF – (The Nasdaq Stock Market LLC ticker “FCAL”)
First Trust New York Municipal High Income ETF – (NYSE Arca, Inc. ticker “FMNY”)
FCAL is a diversified series of the Trust. FMNY is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The primary investment objective of each Fund is to seek to provide current income that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York income taxes. The secondary investment objective of each Fund is long-term capital appreciation. Under normal market conditions, each Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York State and New York City income taxes. There can be no assurance that a Fund will achieve its investment objectives. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are ”readily available“ for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
FCAL invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2022, FCAL held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. FCAL does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$102.65	$251,549	$256,635	0.21%
CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G, 5.00%, 06/01/37	12/05/17	300,000	103.59	308,777	310,776	0.26
				$560,326	$567,411	0.47%
D. Futures Contracts
The Funds may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
maintain margin deposits on the futures contract. When the contract is closed or expires, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, the Funds must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amounts of $140,400 and $9,300 for FCAL and FMNY, respectively, is shown as “Cash segregated as collateral for open futures contracts” on the Statements of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2022, was as follows:
	Distributions paid from Tax-exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$ 2,413,491	$ 19,131	$ —	$ 15,880
First Trust New York Municipal High Income ETF	202,851	—	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2021, was as follows:
	Distributions paid from Tax-exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$ 1,983,260	$ 6,992	$ —	$ —
First Trust New York Municipal High Income ETF	22,190	7,810	—	—
As of July 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$ —	$ (4,189,198)	$ (3,568,401)
First Trust New York Municipal High Income ETF	97,135	(1,330,937)	5,686

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FCAL, taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. For FMNY, the taxable period ended 2021 and the taxable year ended 2022 remain open to federal and state audit. As of July 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust California Municipal High Income ETF	$ 4,189,198
First Trust New York Municipal High Income ETF	1,330,937
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2022, the Funds did not incur any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust California Municipal High Income ETF	$ (1,482)	$ 1,482	$ —
First Trust New York Municipal High Income ETF	—	—	—
As of July 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$ 122,790,722	$ 1,395,154	$ (4,963,555)	$ (3,568,401)
First Trust New York Municipal High Income ETF	10,592,823	206,807	(201,121)	5,686

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreements between the Trust and the Advisor, First Trust manages the investment of the Funds’ assets and is responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreements, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Funds have agreed to pay First Trust an annual unitary management fee equal to 0.65% of their average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into Fee Waiver Agreements for the Funds pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2022 and May 11, 2023, for FCAL and FMNY, respectively. The waiver agreements may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Funds or by the Advisor only after November 30, 2022 and May 11, 2023, for FCAL and FMNY, respectively. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2022, the Advisor waived fees of $175,761 and $19,555 for FCAL and FMNY, respectively.
During the fiscal year ended July 31, 2021, FCAL received a payment from the Advisor of $219 in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of the Funds’ assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Funds’ securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Funds.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust California Municipal High Income ETF	$ 64,258,680	$ 34,093,363
First Trust New York Municipal High Income ETF	18,688,126	20,674,419

For the fiscal year ended July 31, 2022, the Funds had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
5. Derivative Transactions
The following tables present the type of derivatives held by each Fund at July 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
FCAL
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 212,422
FMNY
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 10,211
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Interest Rate Risk
Statements of Operations Location	FCAL	FMNY
Net realized gain (loss) on futures contracts	$514,960	$70,304
Net change in unrealized appreciation (depreciation) on futures contracts	(78,203)	11,898
During the fiscal year ended July 31, 2022, for FCAL, the notional value of futures contracts opened and closed were $75,788,096 and $73,680,205, respectively.
During the fiscal year ended July 31, 2022, for FMNY, the notional value of futures contracts opened and closed were $4,159,582 and $4,220,872, respectively.
The Funds do not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2023 for the Funds.
8. Borrowings
The Trust, on behalf of FCAL, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $280 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 2, 2022, the commitment amount was $355 million and prior to October 29, 2021, the commitment amount was $330 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2022.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust California Municipal High Income ETF and First Trust New York Municipal High Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
First Trust California Municipal High Income ETF (FCAL)	For the years ended July 31, 2022 and 2021	For the years ended July 31, 2022, 2021, 2020, 2019, and 2018
First Trust New York Municipal High Income ETF (FMNY)	For the years ended July 31, 2022 and 2021	For the year ended July 31, 2022 and the period from May 12, 2021 (commencement of operations) through July 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2022, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2022:
	Tax Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust California Municipal High Income ETF	99.21%	8.14%
First Trust New York Municipal High Income ETF	100.00%	4.10%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Valuation Risk. The valuation of municipal bonds or securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust California Municipal High Income ETF (FCAL)
First Trust New York Municipal High Income ETF (FMNY)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined for each Fund that the continuation of the applicable Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including, for FCAL, comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
materials provided by the Advisor, at the June 12–13, 2022 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team, who discussed the services that the Team provides to each Fund, including the Team’s day-to-day management of the Funds’ investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of each of FCAL’s and FMNY’s unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2022 and May 11, 2023, respectively. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for FCAL, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for FMNY, after taking into account the contractual fee waiver, was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that each Fund’s Expense Group did not include any other actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing FCAL’s performance for periods ended December 31, 2021 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that FCAL outperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2021. Because FMNY commenced operations on May 12, 2021 and therefore has a limited performance history, comparative performance information for the Fund was not considered.
On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to FCAL for the twelve months ended December 31, 2021 and to FMNY for the period from inception through December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2021. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	220	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	220	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	220	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	220	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	220	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	220	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Municipal High Income ETF (FMHI)

Annual Report
For the Year Ended
July 31, 2022

First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Municipal High Income ETF (FMHI)
Annual Letter from the Chairman and CEO
July 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Municipal High Income ETF  (the “Fund”), which contains detailed information about the Fund for the 12-month period ended July 31, 2022.
When it comes to investing one’s capital, it is natural to want to find some analyst, economist, or other pundit who claims to know exactly where the securities markets are headed at any given time. You can find them if you search hard enough, but watch your step. Relying on someone else’s crystal ball predictions, even if they have been fortunate enough to have made a celebrated market call or two in the past, is a fool’s errand, in my opinion. It is tough to reproduce such success. I am, as I have been for my entire career in the financial services industry, an advocate for individual investors seeking out professional assistance to help them meet their goals. If anything, the endless amounts of information flowing through the financial media via the internet and cable channels these days is likely making things more confusing for the average investor looking to get ahead. While some individuals may be adept at sifting through the noise to find those timely nuggets of information that can potentially move the markets, most are not, and one’s financial future is too important to gamble on meme stocks and black swans, in my opinion.
Having said all that, for those investors who do want to steer their own ship, there are now a plethora of packaged products available to meet almost any need or strategy, such as mutual funds, unit investment trusts and exchange-traded funds. With respect to equities, investors can choose from portfolios featuring style investing (growth and value), sectors, subsectors (i.e., Semiconductors are a subsector of the Technology sector), long/short strategies, dividend strategies and many more. There are products out there for both bullish and bearish investors. Again, for those individuals that are not savvy when it comes to investing, know that financial representatives have more of these, and other tools, at their disposal than ever before.
The markets have moved up and down in dramatic fashion in 2022. The stock market, as measured by the S&P 500® Index, declined in price by 20.80% from the close on March 23, 2022 through June 16, 2022, only to reverse course and rise by 17.41% from the close on June 16, 2022 through August 16, 2022, according to data from Bloomberg. So much for the adage “the trend is your friend.” The action in the bond market has been just as frantic. In the U.S. Treasury market, the yield on the 10-Year Treasury Note (“T-Note”) rose 114 basis points (“bps”) from the close on March 31, 2022 through June 14, 2022, only to reverse course and drop by 90 bps from the close on June 14, 2022 through August 1, 2022, according to data from Bloomberg. Suffice it to say that yield swings of this magnitude are not all that common. What is driving these divergent trading patterns? Robust inflation. The Consumer Price Index stood at 8.5% year-over-year in July 2022. A level not seen since the early 1980s. In the hopes of reducing it, the Federal Reserve (the “Fed”) is in the process of hiking interest rates and, in September, is expected to reduce the size of its balance sheet to the tune of $95 billion per month. The concern in the markets is whether or not the Fed’s tightening of monetary policy will push the U.S. economy into a serious recession. Some economists and others in the financial media believe the U.S. is already in a recession. We expect this battle (fight inflation at the expense of economic growth) to continue to play out over the coming months. Keep an eye on the 10-Year T-Note. If the yield rises moving forward, expect the stock and bond markets to struggle and vice versa. If you have not already, I encourage you to forge an investment plan and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Municipal High Income ETF (FMHI)
The First Trust Municipal High Income ETF’s (the “Fund”) primary investment objective is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation.  Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80%of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). Under normal market conditions, the Fund invests at least 50% of its net assets in Municipal Securities that are, at the time of investment, rated below investment grade by at least one nationally recognized statistical rating organization rating such securities (or Municipal Securities that are unrated and determined by the Fund’s advisor to be of comparable quality), commonly referred to as “high yield” or “junk” bonds.  The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FMHI.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/22	Inception (11/1/17) to 7/31/22	Inception (11/1/17) to 7/31/22
Fund Performance
NAV	-10.74%	2.85%	14.26%
Market Price	-10.77%	2.85%	14.28%
Index Performance
Bloomberg Municipal Bond Index	-6.93%	1.88%	9.26%
Blended Benchmark(1)	-5.93%	2.97%	14.90%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices that make up the Blended Benchmark do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond High Yield Index; and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond Index. Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)
Sector Allocation	% of Total Investments (including cash)
Industrial Development Bond	10.7%
Special Assessment	10.4
Continuing Care Retirement Communities	10.1
Education	8.7
Hospital	7.5
Government Obligation Bond - Limited Tax	7.3
Dedicated Tax	5.7
Government Obligation Bond - Unlimited Tax	5.3
Gas	5.1
Airport	4.0
Tax Increment	3.6
Higher Education	3.2
Pre-refunded/Escrowed-to-maturity	3.0
Tobacco	2.3
Utility	2.0
Water & Sewer	1.8
Student Housing	1.7
Certificates of Participation	1.6
Insured	1.4
Local Housing	0.9
Toll Road	0.8
Hotel	0.6
Skilled Nursing	0.6
Student Loan	0.3
Housing	0.3
Other Health	0.2
Port	0.0*
Cash	0.9
Total	100.0%

*	Amount is less than 0.1%.

Credit Rating(2)	% of Total Investments (including cash)
AAA	0.9%
AA	11.6
A	15.2
BBB	13.7
BB	12.2
B	3.1
CCC	0.6
Not Rated	41.8
Cash	0.9
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	98.8%
Net Other Assets and Liabilities**	1.2
Total	100.0%

**	Includes variation margin on futures contracts.

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
Tom Byron, Senior Vice President, Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Johnathan N. Wilhelm has served as part of the portfolio management team of the Fund since 2014. Tom Byron has served as a portfolio manager of the Fund since March 2022. Effective June 30, 2022, Tom Futrell retired as a senior portfolio manager of the Fund.
Commentary
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide federally tax-exempt income. The Fund’s secondary investment objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). In addition, under normal market conditions, the Fund invests at least 50% of its net assets in Municipal Securities that are rated non-investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated investment grade. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2022.
Market Recap
For the 12-month period ended July 31, 2022, the Fund’s Blended Benchmark generated a total return of -5.93%. The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years), which generated a total return of -5.60% for the period, and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years), which produced a return of -6.28%.
For the same period, municipal bonds generated a total return of -6.93% as measured by the Bloomberg Municipal Bond Index, while the Bloomberg High Yield Total Return Index produced a total return of -8.16%. By comparison, the Bloomberg U.S. Treasury Index generated a total return of -8.69% during the same period. The following were major factors in explaining the municipal bond market’s performance:
•	Over the past year, U.S. Treasury rates increased all along the yield curve and municipal interest rates followed U.S. Treasury yields higher. During the 12-month period ended July 31, 2022, 5-Year and 10-Year U.S. Treasury yields increased 198 basis points (“bps”) and 142 bps, respectively.
•	Large industry-wide mutual fund and exchange-traded fund (“ETF”) outflows resulted in funds selling municipal bonds to meet redemptions which put additional pressure on municipal bond prices. According to data provided by the Investment Company Institute and Barclays, for the period ended July 31, 2022, municipal fund outflows totaled approximately $88.1 billion.
•	According to data from Municipal Market Analytics, Inc., the number of municipal bond defaults was lower year-to-date compared to a year ago while the par value of defaulted bonds rose modestly. Through July 31, 2022, the number and par value of municipal bond defaults totaled 27 and $2.18 billion, respectively, compared with 44 defaults and $2.34 billion in par value for the same period a year ago.
•	New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. According to data compiled by the Securities Industry and Financial Market Association, Bloomberg and Barclays research, through July 31, 2022, year-to-date issuance was approximately $231.4 billion, down approximately 15% compared to $273.3 billion for the same period a year ago.

Portfolio Commentary (Continued)
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2022 (Unaudited)
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2022, was -10.74% and -10.77%, respectively, versus the Blended Benchmark’s return of -5.93%, the Bloomberg Municipal Bond Index total return of -6.93%, and the Bloomberg High Yield Total Return Index total return of -8.16%.
At the end of the 12-month period ended July 31, 2022, the Fund’s market price of $49.15 represented a premium of 0.06% to its NAV of $49.12. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 29, 2022, of $0.1325 represents a tax-exempt annualized distribution rate of 3.23% based on the Fund’s closing market price of $49.15 on July 29, 2022. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
During the 12-month period ended July 31, 2022, portfolio yield curve and effective duration positions were significant reasons the Fund underperformed relative to the Blended Benchmark. In particular, bonds with average maturities of 18+ years and 16-18 years were the largest sources of underperformance relative to the Blended Benchmark. Conversely, bonds with final maturities of 0-2 years were a positive contributor to the Fund’s performance relative to the Blended Benchmark. As it pertains to effective duration, bonds with effective durations of 10+ years and 7-10 years were the largest contributors to the Fund’s underperformance relative to the Blended Benchmark. On the other hand, bonds with effective durations of 5-7 years were positive contributors to the Fund’s performance. Thus, bonds with longer stated final maturities and longer effective durations were in general negative contributors to the Fund’s performance relative to the Blended Benchmark.
Regarding credit quality, during the same period, the Fund’s overweight investment in non-rated high yield municipal bonds and selection of BB rated municipal bonds were the largest sources of underperformance relative to the Blended Benchmark. During the same period, bonds rated AAA were a positive contributor to the Fund’s performance relative to the Blended Benchmark.
Finally, relative to the Blended Benchmark, the sectors that contributed to the Fund’s underperformance included Healthcare, education (charter schools), industrial development bonds (IDBs), special assessment bonds and limited tax (local) general obligation bonds. During the period, no sector was a distinctly positive contributor to the Fund’s performance.
The Fund’s use of Treasury futures was a positive contributor to the Fund’s performance for the 12-month period ended July 31, 2022.
Market Outlook
According to Fed Funds Futures (Bloomberg WIRP function), as of August 5, 2022, approximately 5.1 interest rate hikes are expected from the Federal Reserve’s (the “Fed”) September 21, 2022, meeting until their March 22, 2023 meeting. Through the remainder of 2022 and the first quarter of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury, we expect the bond to trade within a range of 2.75%-3.25% (compared with 2.65% at 7-29-22) and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. We expect the Fed to raise interest rates by 50 bps at the September 21, 2022 meeting, and another 25 bps at both the November and December 2022 meetings. If these rate increases occur, the Federal Funds rate will end the year at approximately 3.25%-3.50%. Thus, we expect short term U.S. Treasury rates to be significantly higher than 10-Year Treasury rates by year-end.
Regarding municipal bonds, rates have also increased dramatically during the first seven months of the 2022. As of July 31, 2022, AAA 5-Year, 10-Year, and 30-Year municipal rates have increased by approximately 120 bps, 117 bps, and 139 bps, respectively, to 1.80%, 2.21% and 2.89%, respectively. During the remainder of 2022, we believe municipal rates will become range-bound or even rally if two key events occur: (1) U.S. Treasury rates do in fact stabilize within a reasonably tight range; and (2) mutual fund/ETF outflows moderate. We believe that municipal rates and taxable equivalent yields are now attractive for high wage earners. If we see rates stabilize, we believe retail investors will begin purchasing municipal bonds more aggressively and fund outflows will moderate. One seasonal factor that should support municipal bond prices during July and August 2022 are large projected cash inflows from bond calls, sinking fund payments, maturities, plus coupon payments, which could total over $30 billion each month. For the second half of 2022, we do expect the municipal market to produce positive total returns, as we expect interest rates to become broadly stable or range-bound, and the additional coupon income generated from higher interest rates and coupon payments to offset any small declines in municipal bond prices. We especially like “A” rated municipal bonds in certain sectors which have seen distinct credit spread widening, including hospitals, airports and gas bonds.
Credit quality remains healthy in the municipal bond market. Defaults and credit rating downgrades remain favorable. Therefore, credit spreads widening or narrowing should be, in our opinion, primarily driven by the direction of U.S. Treasury rates and municipal mutual fund/ETF fund flows. However, given an expected slowdown in the U.S. economy, we anticipate focusing on municipal credits

Portfolio Commentary (Continued)
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2022 (Unaudited)
with leading market positions, growing utilization statistics, and healthy balance sheets. Within the high yield municipal universe, we plan to focus on higher credit quality securities and reduce exposure to lower rated high yield borrowers.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Municipal High Income ETF (FMHI)
Understanding Your Fund Expenses
July 31, 2022 (Unaudited)
As a shareholder of the First Trust Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Municipal High Income ETF (FMHI)
Actual	$1,000.00	$919.20	0.55%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.55%	$2.76

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2022 through July 31, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.8%
	Alabama – 1.2%
$2,500,000	Black Belt Energy Gas Dist AL Gas Proj Rev Gas Proj Rev Bonds, Proj No. 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	$2,552,949
1,500,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No. 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	1,531,770
				4,084,719
	Arizona – 3.4%
780,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	5.00%	07/01/39	789,970
750,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A (a)	5.00%	07/15/39	760,813
400,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Cmps Proj, Ser A (a)	5.00%	12/15/39	408,468
1,255,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	4.00%	07/01/27	1,248,326
500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/51	415,921
500,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/41	447,565
1,000,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/51	842,783
500,000	AZ St Indl Dev Auth Edu Rev, Ser A (a)	5.00%	07/15/40	506,768
500,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Royal Oaks Inspirata Pointe Proj, Ser A	5.00%	05/15/41	507,665
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	4.00%	07/01/29	996,377
2,000,000	Maricopa Cnty Indl Dev Auth Exempt Facs Rev Comml Metals Company Proj, AMT (a)	4.00%	10/15/47	1,861,481
2,000,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (a)	4.00%	12/01/51	1,569,128
100,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/27	105,559
1,000,000	Tempe AZ Indl Dev Auth Rev Ref Friendship Vlg of Tempe Proj, Ser A	4.00%	12/01/38	886,152
				11,346,976
	Arkansas – 0.1%
500,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.00%	07/01/52	429,163
	California – 6.9%
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/46	248,243
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/51	245,827
1,000,000	CA St Hlth Facs Fing Auth Rev Stanford Hlth Care, Ser A	5.00%	08/15/54	1,054,695
850,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (a)	5.00%	07/01/38	865,493
450,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	463,885
205,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	219,570
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	1,306,784
2,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	2,003,581
1,000,000	CA St Muni Fin Auth Spl Tax Rev Cmnty Facs Dt #2021-11 Otay Ranch Vlg 8 W (b)	5.00%	09/01/52	1,024,782
2,250,000	CA St Poll Control Fin Auth Wtr Furnishing Rev Plant Bonds, AMT (a)	5.00%	07/01/37	2,259,835
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (a)	5.00%	10/01/42	$1,050,329
125,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 1	4.00%	09/01/28	128,470
135,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 1	4.00%	09/01/29	138,360
1,400,000	CA St Stwd Cmntys Dev Auth Stwd Rev Dev Auth, Ser 2021A	4.00%	09/02/41	1,314,363
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	568,107
1,500,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Social Bonds, Ser A-2 (a)	4.00%	07/01/56	1,178,752
500,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Social Bonds, Ser A-2 (a)	4.00%	07/01/56	402,807
1,250,000	Elk Grove CA Fin Auth Spl Tax Rev CFD #2005-1 Laguna Ridge	5.00%	09/01/48	1,297,251
465,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/46	442,117
1,250,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/29	1,436,124
300,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	322,846
450,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/41	434,002
235,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/29	246,544
285,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/34	287,276
400,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	4.00%	09/01/41	393,993
1,000,000	Sacramento CA Spl Tax	4.00%	09/01/41	973,365
2,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/44	2,166,479
1,000,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/46	955,114
				23,428,994
	Colorado – 8.9%
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	1,009,744
1,000,000	Baseline Met Dist #1 CO Spl Rev, Ser A	5.00%	12/01/51	922,034
525,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/35	528,934
1,000,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	880,799
515,000	Chambers Highpoint Met Dist #2 CO	5.00%	12/01/41	496,090
150,000	CO Eductnl & Cultural Auth Rev Ref W Ridge Acdmy Chrt Sch Proj, Ser A	5.00%	06/01/27	156,912
1,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (a)	5.00%	12/15/45	1,026,996
1,500,000	CO St Hlth Facs Auth Hosp Rev Aberdeen Ridge, Ser A	5.00%	05/15/49	1,358,445
500,000	CO St Hlth Facs Auth Hosp Rev Aberdeen Ridge, Ser A	5.00%	05/15/58	435,197
850,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	855,585
3,895,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/44	4,235,115
625,000	CO St Hlth Facs Auth Hosp Rev Sr Living Ralston Creek Arvada Proj, Ser A	5.25%	11/01/32	465,996
500,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	509,826
1,700,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/41	1,600,713
1,510,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/51	1,340,635
900,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/39	907,791
500,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	480,242
575,000	Jefferson Ctr CO Met Dist #1 Spl Rev, Ser A-2	4.13%	12/01/40	532,640

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$875,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/39	$881,560
905,000	Mountain Brook Met Dist CO	4.50%	12/01/41	780,594
500,000	Murphy Creek Met Dist #5 CO Sr Bonds, Ser A	6.00%	12/01/52	507,315
500,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	539,402
500,000	Peak Met Dist #1 CO, Ser A (a)	4.00%	12/01/35	451,291
1,000,000	Peak Met Dist #1 CO, Ser A (a)	5.00%	12/01/41	968,616
865,000	Prairie Ctr Met Dist #7 CO	4.13%	12/15/36	811,867
1,500,000	Pueblo CO Urban Renewal Auth Tax Incr Rev Auth Evraz Proj Tax Incr Rev, Ser A, CIBS (a)	4.75%	12/01/45	1,430,640
785,000	Siena Lake Met Dist CO	3.25%	12/01/31	674,211
1,900,000	Siena Lake Met Dist CO	3.75%	12/01/41	1,568,879
500,000	Siena Lake Met Dist CO	4.00%	12/01/51	410,037
1,000,000	Sterling Ranch Met Dist #1 CO	5.00%	12/01/40	1,008,997
500,000	Trails at Crowfoot Met Dist #3 CO Sr Ser, Ser A	5.00%	12/01/39	502,428
1,200,000	Transport Met Dist #3 CO MDD, Ser 2021-A-1	5.00%	12/01/41	1,188,184
740,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	741,284
				30,208,999
	Connecticut – 3.1%
250,000	Bridgeport CT, Ser A, BAM	5.00%	02/01/31	288,107
2,000,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/40	2,084,494
540,000	CT St Hlth & Eductnl Facs Auth Rev Mclean Issue, Ser A (a)	5.00%	01/01/55	547,643
250,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	264,572
250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	265,055
800,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/37	805,141
2,500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (a)	5.00%	04/01/39	2,622,597
480,000	Steel Point Infra Impt Dist CT Spl Oblig Rev Steelpointe Harbor Proj (a)	4.00%	04/01/36	454,268
550,000	Steel Point Infra Impt Dist CT Spl Oblig Rev Steelpointe Harbor Proj (a)	4.00%	04/01/41	503,759
1,725,000	Steel Point Infra Impt Dist CT Spl Oblig Rev Steelpointe Harbor Proj (a)	4.00%	04/01/51	1,503,955
1,000,000	Univ of CT CT, Ser A	5.00%	11/01/35	1,120,052
				10,459,643
	Delaware – 0.1%
473,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	485,794
	District of Columbia – 0.3%
880,000	DC Rev Rocketship DC Oblig Grp, Ser A (a)	5.00%	06/01/41	907,820
	Florida – 10.4%
500,000	Alachua Cnty FL Hlth Facs CCRC Auth Ref Oak Hammock at The Univ of FL Inc Proj	4.00%	10/01/40	477,482
500,000	Alachua Cnty FL Hlth Facs CCRC Auth Ref Oak Hammock at The Univ of FL Inc Proj	4.00%	10/01/46	459,857
100,000	Capital Region FL CDD Rev Ref Capital Impt, Ser A-1	4.13%	05/01/23	100,375
445,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (a)	4.00%	07/01/41	375,000
525,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (a)	4.00%	07/01/51	409,099
200,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	4.00%	08/01/30	203,916
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$300,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	5.00%	08/01/40	$316,343
750,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (a)	4.00%	10/01/41	638,004
1,000,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (a)	4.00%	10/01/51	787,499
650,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	656,061
2,650,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	4.00%	05/01/42	2,448,892
855,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	4.00%	05/01/51	755,737
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	1,048,981
1,000,000	FL Dev Fin Corp Surface Tranprtn Fac Rev Green Bond Brightline Passenger Rail Remk, Ser B, AMT (a)	7.38%	01/01/49	1,001,330
1,385,000	FL St Dev Fin Corp Eductnl Facs Rev Ref Global Outreach Chrt Acdmy Proj, Ser A (a)	4.00%	06/30/56	1,082,149
1,005,000	FL St Dev Fin Corp Sr Living Rev Ref Mayflower Retmnt Cmnty Proj, Ser A (a)	4.00%	06/01/41	852,621
500,000	Forest Lake Cmnty Dev Dist FL Spl Assmnt Assmnt Area 1 Proj (a)	4.00%	05/01/40	467,891
1,000,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (a)	4.00%	05/01/40	935,851
2,575,000	Lee Cnty FL Indl Dev Auth Hlthcr Facs Rev Shell Point Waterside Hlth Proj	5.00%	11/15/49	2,687,697
1,500,000	LTC Ranch West Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area One Proj, Ser A	4.00%	05/01/52	1,318,535
2,625,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser B, AMT	5.00%	10/01/40	2,767,374
85,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	89,292
1,250,000	Mirada II Cmnty Dev Dist FL Cap Impt Rev	4.00%	05/01/51	1,101,965
1,520,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,516,221
1,000,000	Palm Beach Cnty FL Rev Lynn Univ Hsg Proj, Ser A (a)	5.00%	06/01/57	1,002,764
465,000	Parkland Preserve CDD FL Spl Assmnt Rev, Ser A	5.25%	05/01/39	477,189
1,500,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (a)	5.88%	01/01/33	1,592,948
1,500,000	Reedy Creek FL Impt Dist, Ser A	5.00%	06/01/38	1,543,409
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	440,690
750,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	626,380
1,055,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	998,676
250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	258,001
495,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	5.25%	11/01/39	506,315
750,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	4.00%	05/01/51	659,615
1,290,000	Stillwater CDD FL Sp Assmnt Spl Assmt 2021 Proj (a)	3.50%	06/15/41	1,100,764
1,250,000	Tern Bay CDD FL Spl Assmnt	4.00%	06/15/42	1,154,409
1,000,000	V-Dana CDD FL Spl Assmnt CDD Assmnt Area One 2021 Proj	4.00%	05/01/52	876,792
230,000	Villamar CDD FL Spl Assmnt (c)	4.00%	05/01/29	230,355
1,190,000	Wildblue CDD FL Spl Assmnt (a)	4.25%	06/15/39	1,164,670
				35,131,149
	Georgia – 3.6%
1,000,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/38	1,008,288
1,775,000	Atlanta GA Arpt Rev, Ser A	5.00%	07/01/42	2,023,432
55,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	56,912

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$1,500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/42	$1,532,520
1,500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Rev Canterbury Court Proj, Ser A (a)	4.00%	04/01/51	1,150,557
1,500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Rev Canterbury Court Proj, Ser A (a)	4.00%	04/01/56	1,111,097
500,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel Second Tier, Ser B (a)	5.00%	01/01/36	498,018
400,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	437,208
4,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 12/01/28)	4.00%	05/01/52	4,083,311
350,000	Muni Elec Auth Of GA Plant Vogtle Units 3&4 Proj J, Ser A, AGM	5.00%	07/01/30	402,676
				12,304,019
	Guam – 0.4%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser-D	5.00%	11/15/35	263,706
1,155,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	1,232,410
				1,496,116
	Illinois – 5.5%
275,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(d)	12/01/22	272,725
300,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	321,244
2,500,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/31	2,723,561
1,000,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/33	1,078,285
250,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/35	266,893
400,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	431,831
400,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	418,790
515,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/25	475,399
265,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	268,024
100,000	IL St	5.00%	04/01/24	104,752
500,000	IL St	5.50%	05/01/26	551,667
200,000	IL St	5.00%	06/01/27	216,309
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	267,142
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	265,841
2,250,000	IL St Fin Auth Rev Ref Northshore Edward Elmhurst Hlth Credit Grp, Ser A	5.00%	08/15/47	2,496,555
100,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	102,470
300,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	308,441
145,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/28	148,889
1,500,000	IL St, Ser A	5.50%	03/01/42	1,700,547
2,000,000	IL St, Ser C	5.00%	11/01/29	2,174,715
650,000	IL St, Ser D	5.00%	11/01/24	688,856
1,660,000	Lincolnwood IL Tax Incr Allocation Rev Nts Dist 1860 Dev Proj, Ser A, COPS (a)	4.82%	01/01/41	1,491,189
2,000,000	Will Cnty IL Cmnty High Sch Dist #210 Lincoln Way Ref, Ser A	4.00%	01/01/32	2,009,540
				18,783,665
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana – 2.3%
$250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	$230,763
2,000,000	IN Fin Auth Midwestern Disaster Relief Rev OH Vly Elec Corp Proj Remk, Ser A	4.25%	11/01/30	2,057,659
1,250,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,287,734
665,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	672,071
750,000	IN St Fin Auth Hosp Rev Reid Hlth, AGM	5.00%	01/01/41	827,882
200,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (e)	5.25%	07/01/28	207,389
1,500,000	IN St Fin Auth Rev Ref Greencroft Obligated Grp, Ser A	4.00%	11/15/43	1,329,989
600,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	531,603
600,000	Terre Haute IN Mf Hsg Rev Silver Birch of Terre Haute Proj	5.10%	01/01/32	547,427
				7,692,517
	Iowa – 0.4%
1,250,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Mandatory put 12/01/42)	5.00%	12/01/50	1,328,733
	Kansas – 1.1%
825,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	784,272
1,750,000	Wyandotte Cnty Kansas City KS Unif Govt Util Sys Rev Impt, Ser A	5.00%	09/01/40	1,844,204
1,250,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (a)	5.75%	09/01/39	1,260,012
				3,888,488
	Kentucky – 1.0%
875,000	Henderson KY Exempt Facs Rev Pratt Paper LLC Proj, Ser A, AMT (a)	4.45%	01/01/42	883,693
1,375,000	Henderson KY Exempt Facs Rev Pratt Paper LLC Proj, Ser B, AMT (a)	3.70%	01/01/32	1,381,034
750,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	764,707
230,000	KY St Univ KY St Univ Proj, COPS, BAM	4.00%	11/01/41	237,711
				3,267,145
	Louisiana – 0.6%
200,000	Monroe LA Wtr Rev, BAM	5.00%	11/01/32	228,129
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010 (a)	6.35%	07/01/40	1,130,744
500,000	Saint James Parish LA Rev Var NuStar Logistics LP Proj Remk, Ser 2010B (Mandatory put 06/01/30) (a)	6.10%	12/01/40	564,227
				1,923,100
	Maine – 0.2%
1,000,000	ME St Fin Auth Green Bond Go Lab Madison, LLC Proj, AMT (a)	8.00%	12/01/51	829,661
	Maryland – 1.5%
1,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,051,756
175,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.95%	06/01/27	169,076
185,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.05%	06/01/28	176,018
200,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.15%	06/01/29	189,360
190,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.20%	06/01/30	177,824
900,000	Frederick Cnty MD Tax Incr & Spl Tax Ref Jefferson Technology Park Proj, Ser B (a)	4.63%	07/01/43	915,458

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$1,000,000	MD St Econ Dev Corp Spl Oblig Port Covington Proj	4.00%	09/01/50	$882,915
1,150,000	MD St Econ Dev Corp Stdt Hsg Rev Morgan St Univ Proj	5.00%	07/01/50	1,179,489
300,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Adventist Hlthcare	4.00%	01/01/38	300,379
				5,042,275
	Massachusetts – 2.3%
1,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	1,179,238
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Sr, Ser A	5.00%	07/01/45	2,123,871
500,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	545,022
2,000,000	MA St Dev Fin Agy Rev N Hill Cmntys, Ser A (a)	6.50%	11/15/43	2,121,683
1,020,000	MA St Dev Fin Agy Rev Ref Salem Cmnty Corp	5.13%	01/01/40	1,028,673
1,000,000	MA St Dev Fin Agy Rev Umass Dartmouth Stdt Hsg Proj	5.00%	10/01/48	936,089
				7,934,576
	Michigan – 2.2%
300,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/31	315,998
860,000	Detroit MI Social Bonds, Ser A	5.00%	04/01/38	911,295
100,000	Detroit MI Social Bonds, Ser A	5.00%	04/01/46	104,052
750,000	MI St Fin Auth Rev Ref Beaumont Spectrum Consolidation, Ser A	5.00%	04/15/36	859,133
2,000,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser B	5.00%	05/15/33	2,112,680
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D4	5.00%	07/01/30	1,051,593
2,000,000	Oakland Univ MI Rev Gen, Ser A	5.00%	03/01/38	2,031,685
				7,386,436
	Minnesota – 0.6%
350,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/28	399,214
150,000	Minneapolis MN Stdt Hsg Rev Riverton Cmnty Hsg Proj (a)	3.80%	08/01/27	148,052
105,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref, Ser A	5.00%	12/01/30	108,431
850,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/41	746,772
660,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/51	543,043
				1,945,512
	Mississippi – 0.3%
1,000,000	MS St Hosp Equipment & Facs Auth Baptist Memorial Hlth Care, Ser A	5.00%	09/01/41	1,037,878
	Missouri – 0.6%
80,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/35	81,233
1,100,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	1,101,740
10,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/29	10,510
725,000	Plaza at Noah’s Ark Cmnty Impt Dist MO Tax Incr & Impt Ref	3.00%	05/01/30	668,578
				1,862,061
	Nebraska – 0.3%
1,000,000	Centrl Plains Energy Proj NE Gas Proj Rev Var Proj #5, Ser 1 (Mandatory put 10/01/29)	5.00%	05/01/53	1,077,292
	Nevada – 0.4%
315,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/25	337,799
195,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	4.00%	06/01/29	195,581
700,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A (a)	5.00%	07/15/37	707,247
				1,240,627
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Hampshire – 0.4%
$1,000,000	Natl Fin Auth NH Rev Ref Green Bond, Ser B, AMT (Mandatory put 07/02/40) (a)	3.75%	07/01/45	$888,004
500,000	NH St Hlth & Edu Facs Auth Rev Ref Sthrn NH Med Ctr	5.00%	10/01/37	525,458
				1,413,462
	New Jersey – 1.2%
100,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	105,928
1,000,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser 1A, AMT	4.00%	12/01/30	1,019,916
850,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(d)	12/15/25	782,524
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	554,927
500,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/27	549,956
1,000,000	Tobacco Stlmt Fing Corp NJ Ref, Subser B	5.00%	06/01/46	1,020,190
				4,033,441
	New Mexico – 0.3%
535,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	3.75%	05/01/28	510,411
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	4.00%	05/01/33	460,353
				970,764
	New York – 4.3%
785,000	Build NYC Res Corp NY Rev NY Preparatory Chrt Sch Proj, Ser A	4.00%	06/15/41	712,130
785,000	Build NYC Res Corp NY Rev NY Preparatory Chrt Sch Proj, Ser A	4.00%	06/15/51	669,957
500,000	Build NYC Res Corp NY Rev Ref YMCA of Greater NY Proj	5.00%	08/01/40	545,463
1,200,000	Build NYC Res Corp NY Rev Richmond Prep Chtr Sch Proj Social Impact Proj, Ser A (a)	5.00%	06/01/51	1,206,814
1,250,000	Dutchess Cnty NY Loc Dev Corp Rev Ref Bard Clg Proj, Ser A (a)	5.00%	07/01/40	1,296,235
2,000,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/38	2,056,747
500,000	NY St Transprtn Dev Corp Exempt Fac Rev NY St Thruway Srvc Areas Proj, AMT	4.00%	10/31/46	454,977
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	1,054,634
500,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airlines Inc John F. Kennedy Intl Arpt Proj, AMT	3.00%	08/01/31	472,686
940,000	NY St Transprtn Dev Corp Spl Fac Rev Ref John F. Kennedy Intl Arpt Proj, AMT	5.25%	08/01/31	1,008,544
400,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/31	439,403
450,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/32	491,393
450,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/33	486,113
150,000	Troy NY Capital Res Corp Rev Rensselaer Polytechnic Institute Proj Ref	4.00%	09/01/34	153,288
2,000,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo, Subser B	5.00%	06/01/45	2,011,066
100,000	Westchester Cnty NY Loc Dev Corp Rev Ref Miriam Osborn Memorial Home Assn Proj	5.00%	07/01/34	106,871
1,000,000	Westchester Cnty NY Loc Dev Corp Rev Ref Pur Sr Learning Cmnty Inc Proj, Ser A (a)	5.00%	07/01/56	880,522
460,000	Westchester NY Tobacco Asset Securitization Ref Sr, Ser B	5.00%	06/01/41	484,543
				14,531,386

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina – 2.4%
$1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	$1,067,792
2,250,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For The Aging Ref, Ser A	4.00%	03/01/41	1,909,209
690,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	683,413
2,850,000	NC St Med Care Commn Retmnt Facs Rev Ref Southminster Inc	5.00%	10/01/37	2,883,962
715,000	NC St Med Care Commn Retmnt Facs Rev The Forest at Duke Proj	4.00%	09/01/46	691,341
1,000,000	Wake Cnty NC Indl Facs & Poll Control Fing Auth Ref Duke Energy Progress	4.00%	06/01/41	1,000,651
				8,236,368
	North Dakota – 0.1%
520,000	Horace ND Ref	3.00%	05/01/36	454,536
	Ohio – 4.5%
875,000	Allen Cnty OH Hosp Facs Rev Ref Bon Secours Mercy Hlth Inc, Ser A	5.00%	12/01/35	977,643
3,850,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser B-2, Class 2	5.00%	06/01/55	3,849,991
1,000,000	Cleveland Cuyahoga Cnty OH Port Auth Tax Incr Fing Rev Ref Sr Flats E Bank Proj, Ser A (a)	4.00%	12/01/55	854,342
2,500,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (a)	5.00%	07/01/49	2,474,342
2,200,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,147,052
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	1,029,452
2,000,000	OH St Turnpike Commn Junior Lien Infra Projs, Ser A-1	5.25%	02/15/39	2,038,614
490,000	Port of Gtr Cincinnati Dev Auth OH Rev (a)	3.75%	12/01/31	445,088
1,500,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT (a)	7.00%	12/01/42	1,351,708
				15,168,232
	Oklahoma – 0.8%
2,500,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (a)	7.25%	09/01/51	2,661,422
	Oregon – 1.2%
290,000	Clackamas Cnty OR Hosp Fac Auth Rev Mary’s Woods at Marylhurst Inc Proj, Ser A	5.00%	05/15/26	293,868
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.13%	11/15/40	506,074
750,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.38%	11/15/55	755,140
500,000	OR St Facs Auth Rev Legacy Hlth Proj, Ser A	4.13%	06/01/52	498,011
1,150,000	OR St Facs Auth Rev Ref Samaritan Hlth Svcs Proj, Ser A	5.00%	10/01/40	1,239,227
750,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/42	793,826
				4,086,146
	Pennsylvania – 4.7%
300,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	325,975
1,000,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	1,015,314
1,280,000	Berks Cnty PA Muni Auth Univ Rev Alvernia Univ Proj	5.00%	10/01/39	1,286,802
100,000	Chester Cnty PA Indl Dev Auth Renaissance Acdmy Chrt Sch	5.00%	10/01/34	104,313
240,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Univ Proj Ref, Ser TT1	4.00%	05/01/36	237,958
2,500,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys, Ser A-1	5.00%	02/15/45	2,631,133
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$250,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/28	$259,637
515,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/31	530,965
300,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/37	280,145
250,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/38	231,811
1,700,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	1,476,476
350,000	PA St Turnpike Commn Oil Franchise Tax Rev Ref Sub, Ser B	5.00%	12/01/30	387,133
1,000,000	PA St Turnpike Commn Oil Franchise Tax Rev Ref, Ser A	5.00%	12/01/46	1,112,507
10,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	10,560
1,000,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/37	1,009,775
3,380,000	Philadelphia PA Arpt Rev Ref Priv Activity, AMT	5.00%	07/01/51	3,622,042
900,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Ref String Theory Chrt Sch Proj (a)	5.00%	06/15/40	909,979
215,000	Philadelphia PA Auth for Indl Dev Revs Kipp Philadelphia Chrt Sch Proj, Ser A	5.00%	04/01/36	218,654
125,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/41	121,806
				15,772,985
	Puerto Rico – 2.2%
3,000,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	2,879,173
1,559,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	1,580,928
177,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	137,052
2,832,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	2,810,794
				7,407,947
	South Carolina – 0.8%
425,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	425,675
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	231,517
245,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/32	226,961
1,250,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/47	1,260,219
580,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/42	577,760
135,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	126,919
				2,849,051
	South Dakota – 0.2%
700,000	Lincoln Cnty SD Econ Dev Rev Ref Augustana Clg Assoc Proj, Ser A	4.00%	08/01/41	655,264
	Tennessee – 2.1%
25,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Stdt Hsg CDFI Phase I	5.00%	10/01/23	25,451
440,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/36	472,946
3,000,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 09/01/28)	4.00%	12/01/51	3,072,345
3,000,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	3,079,971

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$500,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	$506,299
				7,157,012
	Texas – 5.6%
1,200,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.00%	02/15/31	1,095,517
1,645,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	1,354,088
610,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref, Ser A	4.00%	08/15/41	540,453
2,000,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/42	2,201,250
50,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	50,708
625,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/42	709,937
556,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	4.25%	09/15/41	501,205
420,000	Harris-Brazoria Cntys TX Muni Util Dist #509, AGM	3.00%	09/01/32	402,802
1,250,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,300,166
125,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	130,031
635,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	578,133
250,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (e)	4.13%	09/01/29	250,860
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (a)	4.63%	09/01/39	500,401
300,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	310,993
525,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dt Area #1 (a)	3.50%	09/15/27	498,222
400,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (e)	4.50%	09/01/28	390,940
1,350,000	Liberty Hill TX Spl Assmnt Rev Butler Farms Pub Imp Dt Areas #1 and 2 Proj (a)	4.00%	09/01/52	1,203,618
1,000,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	4.00%	01/01/37	1,031,483
285,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	292,356
205,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/39	184,364
2,750,000	North Parkway Muni Mgmt Dist #1 Tx Spl Assmnt Rev Major Impts Proj (a)	5.00%	09/15/51	2,773,546
500,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dt #2 Proj (a)	5.13%	09/01/42	516,337
223,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	3.75%	09/15/31	207,437
500,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.13%	09/15/41	465,802
765,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.25%	09/15/51	691,562
600,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Cook Children’s Med Ctr	4.00%	12/01/36	615,619
250,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	261,118
				19,058,948
	Utah – 4.0%
1,500,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (a)	3.75%	03/01/41	1,261,191
1,500,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (a)	4.00%	03/01/51	1,226,868
1,000,000	Med Sch Cmps Pub Infra Dist UT, Ser A (a)	5.25%	02/01/40	912,408
1,000,000	Mida Golf & Equestrian Ctr Pub Infra Dist UT Ltd (a)	4.25%	06/01/41	852,493
3,000,000	Mida Golf & Equestrian Ctr Pub Infra Dist UT Ltd (a)	4.50%	06/01/51	2,468,216
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$2,000,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/41	$1,677,329
1,000,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	776,417
500,000	Red Bridge Pub Infra Dist #1 UT Sr Infra Dist, Ser 1-A (a)	4.13%	02/01/41	424,960
1,500,000	Red Bridge Pub Infra Dist #1 UT Sr Infra Dist, Ser 1-A (a)	4.38%	02/01/51	1,245,432
475,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Mountain W Montessori Acdmy Proj, Ser A (a)	5.00%	06/15/39	479,051
675,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (a)	5.00%	06/15/39	674,197
1,605,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy, Ser A (a)	5.63%	06/15/42	1,658,426
				13,656,988
	Virginia – 0.3%
1,000,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Westminster Cantebury Richmond, Ser A	5.00%	10/01/42	1,093,492
	Washington – 1.9%
1,500,000	Fyi Properties WA Lease Rev Ref Green Bond WA Dis Proj	5.00%	06/01/38	1,651,579
560,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (a)	5.00%	01/01/32	607,306
1,000,000	WA St Convention Ctr Pub Facs Dist Junior Lodging Tax Notes Green Bond	4.00%	07/01/31	993,202
1,000,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	990,815
230,000	WA St Hlthcare Facs Auth Ref Fred Hutchinson Cancer Rsrch Ctr	5.00%	01/01/26	249,976
245,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (a)	5.00%	12/01/33	272,780
710,000	WA St Hsg Fin Commn Nonprofit Rev Spokane Int Acad Proj, Ser A (a)	5.00%	07/01/50	715,048
983,346	WA St Hsg Fin Commn Social Ctf, Ser A-1	3.50%	12/20/35	934,085
				6,414,791
	West Virginia – 0.9%
2,000,000	S Charleston WV Spl Dist Excise Tax Ref S Charleston Park Place Proj, Ser A (a)	4.50%	06/01/50	1,659,654
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Arch Res Proj, AMT (Mandatory put 07/01/25)	4.13%	07/01/45	1,003,277
500,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	512,769
				3,175,700
	Wisconsin – 3.2%
470,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	4.00%	06/15/30	458,200
810,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	5.00%	06/15/40	818,351
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	4.00%	07/01/30	486,740
470,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	474,806
375,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	387,495
250,000	Pub Fin Auth WI Edu Rev Coral Acdmy Science Las Vegas, Ser A	5.00%	07/01/45	253,116
200,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	201,449
160,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/27	171,602
1,500,000	Pub Fin Auth WI Hosp Rev Ref Carson Vly Med Ctr, Ser A	4.00%	12/01/41	1,405,460
1,000,000	Pub Fin Auth WI Hotel Rev Sr Lien Grand Hyatt San Antonio Hotel Acq Proj, Ser A	5.00%	02/01/42	1,071,805
1,000,000	Pub Fin Auth WI Rev Ref Roseman Univ of Hlth Sciences Proj (a)	4.00%	04/01/42	896,155
2,000,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (a)	6.85%	01/01/51	1,646,166

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$500,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/39	$492,982
1,900,000	Pub Fin Auth WI Stdt Hsg Rev NC A&T Real Estate Fdtn LLC Proj, Ser B	5.00%	06/01/44	1,948,465
				10,712,792
Total Investments – 98.8%	335,034,085
(Cost $348,188,643)
Net Other Assets and Liabilities – 1.2%	3,920,889
Net Assets – 100.0%	$338,954,974
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	12	Sep 2022	$ (1,728,000)	$(63,375)
Ultra 10-Year U.S. Treasury Notes	Short	138	Sep 2022	(18,112,500)	(532,938)
				$(19,840,500)	$(596,313)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2022, securities noted as such amounted to $100,388,378 or 29.6% of net assets.
(b)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2022. Interest will begin accruing on the security’s first settlement date.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CABS	Capital Appreciation Bonds
CIBS	Current Interest Bonds
COPS	Certificates of Participation
NATL-RE	National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 335,034,085	$ —	$ 335,034,085	$ —

LIABILITIES TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (596,313)	$ (596,313)	$ —	$ —

*	See Portfolio of Investments for state breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
July 31, 2022
ASSETS:
Investments, at value (Cost $348,188,643)	$ 335,034,085
Cash	2,536,040
Cash segregated as collateral for open futures contracts	425,100
Interest receivable	3,462,443
Total Assets	341,457,668
LIABILITIES:
Payables:
Investment securities purchased	2,276,637
Investment advisory fees	153,401
Variation margin	72,656
Total Liabilities	2,502,694
NET ASSETS	$338,954,974
NET ASSETS consist of:
Paid-in capital	$ 372,373,011
Par value	69,000
Accumulated distributable earnings (loss)	(33,487,037)
NET ASSETS	$338,954,974
NET ASSET VALUE, per share	$49.12
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	6,900,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Year Ended July 31, 2022
INVESTMENT INCOME:
Interest	$ 11,527,206
Total investment income	11,527,206
EXPENSES:
Investment advisory fees	2,356,348
Total expenses	2,356,348
Fees waived by the investment advisor	(504,932)
Net expenses	1,851,416
NET INVESTMENT INCOME (LOSS)	9,675,790
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(19,414,401)
Futures contracts	2,356,093
Net realized gain (loss)	(17,058,308)
Net change in unrealized appreciation (depreciation) on:
Investments	(31,747,245)
Futures contracts	(389,047)
Net change in unrealized appreciation (depreciation)	(32,136,292)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(49,194,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,518,810)

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets
	Year Ended 7/31/2022	Year Ended 7/31/2021
OPERATIONS:
Net investment income (loss)	$ 9,675,790	$ 4,957,210
Net realized gain (loss)	(17,058,308)	467,432
Net increase from payment by the advisor	—	469
Net change in unrealized appreciation (depreciation)	(32,136,292)	14,677,444
Net increase (decrease) in net assets resulting from operations	(39,518,810)	20,102,555
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(9,560,177)	(4,856,433)
Return of capital	(505,451)	(226,820)
Total distributions to shareholders	(10,065,628)	(5,083,253)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	234,880,882	156,791,601
Cost of shares redeemed	(129,802,313)	—
Net increase (decrease) in net assets resulting from shareholder transactions	105,078,569	156,791,601
Total increase (decrease) in net assets	55,494,131	171,810,903
NET ASSETS:
Beginning of period	283,460,843	111,649,940
End of period	$ 338,954,974	$ 283,460,843
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,000,002	2,150,002
Shares sold	4,450,000	2,850,000
Shares redeemed	(2,550,000)	—
Shares outstanding, end of period	6,900,002	5,000,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended July 31,				Period Ended 7/31/2018 (a)
	2022	2021	2020	2019
Net asset value, beginning of period	$ 56.69	$ 51.93	$ 52.48	$ 50.32	$ 50.00
Income from investment operations:
Net investment income (loss)	1.50	1.59	1.64	1.69	1.15
Net realized and unrealized gain (loss)	(7.50)	4.83 (b)	(0.48)	2.27	0.30
Total from investment operations	(6.00)	6.42	1.16	3.96	1.45
Distributions paid to shareholders from:
Net investment income	(1.49)	(1.59)	(1.62)	(1.67)	(1.13)
Return of capital	(0.08)	(0.07)	(0.09)	(0.13)	—
Total distributions	(1.57)	(1.66)	(1.71)	(1.80)	(1.13)
Net asset value, end of period	$49.12	$56.69	$51.93	$52.48	$50.32
Total return (c)	(10.74)%	12.57% (b)	2.25%	8.05%	2.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 338,955	$ 283,461	$ 111,650	$ 62,979	$ 27,677
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70% (d)
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55% (d)
Ratio of net investment income (loss) to average net assets	2.87%	3.00%	3.22%	3.44%	3.13% (d)
Portfolio turnover rate (e)	79%	19%	89%	71%	74%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	The Fund received a reimbursement from the advisor in the amount of $469 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
July 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Municipal High Income ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMHI” on The Nasdaq Stock Market LLC (“Nasdaq”). The Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At July 31, 2022, the Fund held $1,024,782 when-issued or delayed-delivery securities.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2022, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.25%, 07/01/28	08/31/18	$200,000	$103.69	$201,506	$207,389	0.06%
Kyle TX Spl Assmnt Rev 6 Creeks Pid #1, 4.13%, 09/01/29	05/08/19	250,000	100.34	250,000	250,860	0.07
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 4.50%, 09/01/28	05/04/18	400,000	97.74	397,345	390,940	0.12
				$848,851	$849,189	0.25%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $425,100 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$19,097	$—
Capital gains	—	—
Tax-exempt income	9,541,080	4,856,433
Return of capital	505,451	226,820
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(20,197,363)
Net unrealized appreciation (depreciation)	(13,289,674)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021 and 2022 remain open to federal and state audit. As of July 31, 2022, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2022, for federal income tax purposes, the Fund had $20,197,363 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2022, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(36,724)	$36,724	$—
As of July 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$347,727,446	$4,717,262	$(18,006,936)	$(13,289,674)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.70% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2022. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2022. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2022, the Advisor waived fees of $504,932.
During the fiscal year ended July 31, 2021, the Fund received a reimbursement from the Advisor of $469 in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $365,111,386 and $253,963,485, respectively.
For the fiscal year ended July 31, 2022, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at July 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 596,313
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$2,356,093
Net change in unrealized appreciation (depreciation) on futures contracts	(389,047)
During the fiscal year ended July 31, 2022, the notional value of futures contracts opened and closed were $243,738,107 and $231,501,998, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022
process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2023.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $280 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 2, 2022, the commitment amount was $355 million and prior to October 29, 2021, the commitment amount was $330 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2022.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Municipal High Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2022, 2021, 2020, 2019, and the period from November 1, 2017 (commencement of operations) through July 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2022, 2021, 2020, 2019, and the period from November 1, 2017 (commencement of operations) through July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2022, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2022:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.80%
Alternative Minimum Tax (AMT)	10.63%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Valuation Risk. The valuation of municipal bonds or securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 12–13, 2022 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2022. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the blended benchmark index for the one- and three-year periods ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	220	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	220	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	220	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	220	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	220	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	220	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Municipal High Income ETF (FMHI)
July 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

This page intentionally left blank

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Short Duration Managed Municipal ETF (FSMB)

First Trust Ultra Short Duration Municipal ETF (FUMB)

Annual Report
For the Year Ended
July 31, 2022

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2022.
When it comes to investing one’s capital, it is natural to want to find some analyst, economist, or other pundit who claims to know exactly where the securities markets are headed at any given time. You can find them if you search hard enough, but watch your step. Relying on someone else’s crystal ball predictions, even if they have been fortunate enough to have made a celebrated market call or two in the past, is a fool’s errand, in my opinion. It is tough to reproduce such success. I am, as I have been for my entire career in the financial services industry, an advocate for individual investors seeking out professional assistance to help them meet their goals. If anything, the endless amounts of information flowing through the financial media via the internet and cable channels these days is likely making things more confusing for the average investor looking to get ahead. While some individuals may be adept at sifting through the noise to find those timely nuggets of information that can potentially move the markets, most are not, and one’s financial future is too important to gamble on meme stocks and black swans, in my opinion.
Having said all that, for those investors who do want to steer their own ship, there are now a plethora of packaged products available to meet almost any need or strategy, such as mutual funds, unit investment trusts and exchange-traded funds. With respect to equities, investors can choose from portfolios featuring style investing (growth and value), sectors, subsectors (i.e., Semiconductors are a subsector of the Technology sector), long/short strategies, dividend strategies and many more. There are products out there for both bullish and bearish investors. Again, for those individuals that are not savvy when it comes to investing, know that financial representatives have more of these, and other tools, at their disposal than ever before.
The markets have moved up and down in dramatic fashion in 2022. The stock market, as measured by the S&P 500® Index, declined in price by 20.80% from the close on March 23, 2022 through June 16, 2022, only to reverse course and rise by 17.41% from the close on June 16, 2022 through August 16, 2022, according to data from Bloomberg. So much for the adage “the trend is your friend.” The action in the bond market has been just as frantic. In the U.S. Treasury market, the yield on the 10-Year Treasury Note (“T-Note”) rose 114 basis points (“bps”) from the close on March 31, 2022 through June 14, 2022, only to reverse course and drop by 90 bps from the close on June 14, 2022 through August 1, 2022, according to data from Bloomberg. Suffice it to say that yield swings of this magnitude are not all that common. What is driving these divergent trading patterns? Robust inflation. The Consumer Price Index stood at 8.5% year-over-year in July 2022. A level not seen since the early 1980s. In the hopes of reducing it, the Federal Reserve (the “Fed”) is in the process of hiking interest rates and, in September, is expected to reduce the size of its balance sheet to the tune of $95 billion per month. The concern in the markets is whether or not the Fed’s tightening of monetary policy will push the U.S. economy into a serious recession. Some economists and others in the financial media believe the U.S. is already in a recession. We expect this battle (fight inflation at the expense of economic growth) to continue to play out over the coming months. Keep an eye on the 10-Year T-Note. If the yield rises moving forward, expect the stock and bond markets to struggle and vice versa. If you have not already, I encourage you to forge an investment plan and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Short Duration Managed Municipal ETF (FSMB)
The First Trust Short Duration Managed Municipal ETF (the “Fund”) seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund’s investment advisor seeks to construct a portfolio that has a weighted average duration of 1-3 years. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FSMB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/22	Inception (11/1/18) to 7/31/22	Inception (11/1/18) to 7/31/22
Fund Performance
NAV	-3.19%	1.74%	6.69%
Market Price	-3.14%	1.76%	6.74%
Index Performance
Bloomberg Municipal Short (1-5) Year Index	-2.49%	1.53%	5.87%
(See Notes to Fund Performance Overview on page 7.)
Sector Allocation	% of Total Investments (including cash)
Pre-refunded/Escrowed-to-maturity	14.8%
Insured	13.1
Gas	9.2
Hospital	7.3
Government Obligation Bond - Unlimited Tax	6.9
Special Assessment	5.5
Utility	4.5
Water & Sewer	4.4
Continuing Care Retirement Communities	4.3
Certificates of Participation	4.1
Industrial Development Bond	4.0
Airport	3.9
Higher Education	2.6
Dedicated Tax	2.2
Education	2.2
Tax Increment	1.5
Toll Road	1.4
Government Obligation Bond - Limited Tax	1.4
Mass Transit	1.2
Student Loan	0.8
Local Housing	0.7
Port	0.5
Housing	0.2
Tobacco	0.2
Student Housing	0.0*
Cash	3.1
Total	100.0%

*	Amount is less than 0.1%.

Credit Quality(1)	% of Total Investments (including cash)
AAA	6.4%
AA	37.4
A	28.3
BBB	10.8
BB	2.5
B	0.8
Not Rated	9.7
SP-1/MIG1 (short-term)	0.9
SP-2/MIG2 (short-term)	0.1
Cash	3.1
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Short Duration Managed Municipal ETF (FSMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The First Trust Ultra Short Duration Municipal ETF (the “Fund”) seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. Under normal market conditions, the weighted average duration of the Fund’s portfolio is expected to be less than one year. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FUMB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/22	Inception (11/1/18) to 7/31/22	Inception (11/1/18) to 7/31/22
Fund Performance
NAV	-0.45%	0.96%	3.65%
Market Price	-0.45%	0.96%	3.65%
Index Performance
Bloomberg Municipal Short-Term Index	0.36%	1.00%	3.80%
(See Notes to Fund Performance Overview on page 7.)
Sector Allocation	% of Total Investments (including cash)
Pre-refunded/Escrowed-to-maturity	24.4%
Government Obligation Bond - Unlimited Tax	11.8
Insured	9.4
Gas	7.4
Industrial Development Bond	6.7
Hospital	5.1
Government Obligation Bond - Limited Tax	5.0
Certificates of Participation	4.9
Housing	3.5
Water & Sewer	3.4
Dedicated Tax	2.6
Airport	2.3
Utility	2.3
Mass Transit	2.2
Student Loan	1.4
Education	1.2
Higher Education	1.1
Municipals	0.7
Continuing Care Retirement Communities	0.4
Tax Increment	0.2
Special Assessment	0.2
Toll Road	0.0*
Cash	3.8
Total	100.0%

*	Amount is less than 0.1%.
Credit Quality(1)	% of Total Investments (including cash)
AAA	10.3%
AA	33.3
A	23.4
BBB	9.5
BB	1.7
Not Rated	6.3
SP-1+ (short-term)	5.4
SP-1/MIG1 (short-term)	4.7
SP-2/MIG2 (short-term)	1.6
Cash	3.8
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Short Duration Managed Municipal ETF (“FSMB”) and the First Trust Ultra Short Duration Municipal ETF (“FUMB”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Portfolio Management Team
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
Tom Byron, Senior Vice President, Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Johnathan N. Wilhelm has served as part of the portfolio management team of the Funds since 2014. Tom Byron has served as a portfolio manager of the Funds since March 2022. Effective June 30, 2022, Tom Futrell retired as a senior portfolio manager of the Funds.
Commentary
First Trust Short Duration Managed Municipal ETF
The First Trust Short Duration Managed Municipal ETF (“FSMB” or the “Fund”) is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of one to three years and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will primarily invest in Municipal Securities that are, at the time of investment, rated as investment grade by at least one nationally recognized statistical rating organization rating such securities, or, if unrated, Municipal Securities determined by the Fund’s investment advisor to be of comparable quality. The Fund may invest up to 35% of its net assets in Municipal Securities rated below investment grade by at least one nationally recognized statistical rating organization rating such securities (or Municipal Securities that are unrated and determined by the Fund’s investment advisor to be of comparable quality), commonly referred to as “high-yield” or “junk” bonds. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2022.
Market Recap
For the 12-month period ended July 31, 2022, the Bloomberg Municipal Short (1-5) Year Index (the “Benchmark”), produced a total return of -2.49%. For the same period, municipal bonds generated a total return of -6.93% as measured by the Bloomberg Municipal Bond Index. By comparison, the Bloomberg U.S. Treasury Index generated a total return of -8.69% during the same period. The following were major factors in explaining the municipal bond market’s performance:
•	Over the past year, U.S. Treasury rates increased all along the yield curve and municipal interest rates followed U.S. Treasury yields higher. During the 12-month period ended July 31, 2022, 5-Year and 10-Year U.S. Treasury yields increased 198 basis points (“bps”) and 142 bps, respectively.
•	Large industry-wide mutual fund and exchange-traded fund (“ETF”) outflows resulted in funds selling municipal bonds to meet redemptions which put additional pressure on municipal bond prices. According to data provided by the Investment Company Institute (“ICI”) and Barclays, for the period ended July 31, 2022, municipal fund outflows totaled approximately $88.1 billion.
•	According to data from Municipal Market Analytics, Inc. (“MMA”), the number of municipal bond defaults was lower year-to-date compared to a year ago while the par value of defaulted bonds rose modestly. Through July 31, 2022, the number and par value of municipal bond defaults totaled 27 and $2.18 billion, respectively, compared with 44 defaults and $2.34 billion in par value for the same period a year ago.
•	New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. According to data compiled by the Securities Industry and Financial Market Association (“SIFMA”), Bloomberg and Barclays research, through July 31, 2022, year-to-date issuance was approximately $231.4 billion, down approximately 15% compared to $273.3 billion for the same period a year ago.
•	As a result of these factors, municipal bond yields rose, credit spreads widened and municipal bond prices declined.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2022 was -3.19% and -3.14%, respectively, versus the Benchmark’s return of -2.49%.
As of July 31, 2022, the Fund’s market price of $20.07 represented a premium of 0.05% to its NAV of $20.06. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 29, 2022 of $0.0225 represents a tax-exempt annualized distribution rate of 1.35% based on the Fund’s closing market price of $20.07 on July 29, 2022. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
For the trailing 12 months ended July 31, 2022, regarding credit rating allocations, the Fund’s underweight allocation relative to the Benchmark to AA rated municipal securities was a detractor to the Fund’s performance. In addition, the Fund’s relative overweight allocation to A rated municipal securities was detrimental to performance relative to the Benchmark. Finally, the Fund’s overweight allocation to non-rated municipal securities was a positive contributor to Fund performance over the 12-month period ended July 31, 2022.
Regarding yield curve positioning, for the 12-month period ended July 31, 2022, the Fund’s underweight to bonds with maturities of 2-4 years relative to its Benchmark was detrimental to the Fund’s performance, and its overweight allocation to bonds with maturities of 6-14 years was disadvantageous to the Fund’s performance compared to the Benchmark.
Concerning sector allocations, the Fund’s investments in transportation and healthcare related bonds were the two largest sectors contributing to the Fund’s underperformance. Credit spreads for hospitals, senior living facilities and airports all widened during the year. Lease backed and special assessment bonds were positive contributors to the Fund’s performance over the reporting period.
The Fund’s use of Treasury futures was a positive contributor to the Fund’s performance for the 12-month period ended July 31, 2022.
Market Outlook
According to Fed Funds Futures (Bloomberg WIRP function), as of August 5, 2022, approximately 5.1 interest rate hikes are expected from the Federal Reserve’s (the “Fed”) September 21, 2022 meeting until their March 22, 2023 meeting. Through the remainder of 2022 and the first quarter of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury, we expect the bond to trade within a range of 2.75%-3.25% (compared with 2.65% at July 31, 2022) and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. We expect the Fed to raise rates by 50 bps at their September 21, 2022 meeting, and another 25 bps at both their November and December 2022 meetings. If these rate increases occur, the Federal Funds rate will end the year at approximately 3.25%-3.50%. Thus, we expect short term U.S. Treasury rates to be significantly higher than 10-Year Treasury rates by year-end.
Regarding municipal bonds, rates have also increased dramatically during the first seven months of the 2022. As of July 31, 2022, AAA 5-Year, 10-Year, and 30-Year municipal rates have increased by approximately 120 bps, 117 bps, and 139 bps, respectively, to 1.80%, 2.21% and 2.89%, respectively. During the remainder of 2022, we believe municipal rates will become range-bound or even rally if two key events occur: (1) U.S. Treasury rates do, in fact, stabilize within a reasonably tight range; and (2) mutual fund/ETF outflows moderate. We believe that municipal rates and taxable equivalent yields are now attractive for high wage earners. If we see rates stabilize, we believe retail investors will begin purchasing municipal bonds more aggressively and fund outflows will moderate. One seasonal factor that should support municipal bond prices during July and August 2022 are large projected cash inflows from bond calls, sinking fund payments, maturities, plus coupon payments, which could total over $30 billion each month. For the second half of 2022, we do expect the municipal market to produce positive total returns, as we expect interest rates to become broadly stable or range-bound, and the additional coupon income generated from higher interest rates and coupon payments to offset any small declines in municipal bond prices. We especially like “A” rated municipal bonds in certain sectors which have seen distinct credit spread widening, including hospitals, airports and gas bonds.
Credit quality remains healthy in the municipal bond market. Defaults and credit rating downgrades remain favorable. Therefore, credit spreads widening or narrowing should be primarily driven by the direction of U.S. Treasury rates and municipal mutual fund/ETF fund flows. However, given an expected slowdown in the U.S. economy, we anticipate focusing on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. Within the high yield municipal universe, we plan to focus on higher credit quality securities and reduce exposure to lower rated high yield borrowers.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.
First Trust Ultra Short Duration Municipal ETF
The First Trust Ultra Short Duration Municipal ETF (“FUMB” or the “Fund”) is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of less than one year and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Securities that are, at the time of investment, rated as investment grade by at least one nationally recognized statistical rating organization rating such securities, or if unrated, determined by the Fund’s advisor to be of comparable quality. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2022.
Market Recap
For the 12-month period ended July 31, 2022, the Bloomberg Municipal Short-Term Index (the “Benchmark”), produced a total return of 0.36%. During the same period, the Bloomberg Municipal Bond Index generated a total return of -6.93%. By comparison, the Bloomberg U.S. Treasury Index generated a total return of -8.69% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Over the past year, U.S. Treasury rates increased all along the yield curve and municipal interest rates followed U.S. Treasury yields higher. During the 12-month period ended July 31, 2022, 5-Year and 10-Year U.S. Treasury yields increased 198 bps and 142 bps, respectively.
•	Large industry-wide mutual fund and ETF outflows resulted in funds selling municipal bonds to meet redemptions which put additional pressure on municipal bond prices. According to data provided by ICI and Barclays, for the period ended July 31, 2022, municipal fund outflows totaled approximately $88.1 billion.
•	According to data from MMA, the number of municipal bond defaults was lower year-to-date compared to a year ago while the par value of defaulted bonds rose modestly. Through July 31, 2022, the number and par value of municipal bond defaults totaled 27 and $2.18 billion, respectively, compared with 44 defaults and $2.34 billion in par value for the same period a year ago.
•	New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. According to data compiled by SIFMA, Bloomberg and Barclays research, through July 31, 2022, year-to-date issuance was approximately $231.4 billion, down approximately 15% compared to $273.3 billion for the same period a year ago.
•	As a result of these factors, municipal bond yields rose, credit spreads widened, and municipal bond prices declined.
Performance Analysis
The Fund’s NAV and market performance for the 12-month period ended July 31, 2022, was -0.45% and -0.45%, respectively, versus the Benchmark’s return of 0.36%.
As of July 31, 2022, the Fund’s market price of $19.99 was equal to its NAV of $19.99. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 29, 2022, of $0.017 represents a tax-exempt annualized distribution rate of 1.02% based on the Fund’s closing market price of $19.99 on July 29, 2022. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
For the trailing 12 months ended July 31, 2022, the Fund’s underweight relative to the Benchmark in AA rated securities and an overweight in A and BBB rated municipal securities were the main detractors to the Fund’s performance for the 12-month period ended July 31, 2022.
Regarding sector allocations, the Fund’s investments in the transportation, industrial development, local general obligation, and housing sectors were the main detractors from the Fund’s performance during the same period.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2022 (Unaudited)
Regarding yield curve positioning the Fund’s underweight to bonds with maturities of 0 to 2 years and an overweight in 2–4-year maturities were the main detractors to the Fund’s performance during the same period.
Market Outlook
According to Fed Funds Futures (Bloomberg WIRP function), as of August 5, 2022, approximately 5.1 interest rate hikes are expected from Fed’s September 21, 2022, meeting until their March 22, 2023, meeting. Through the remainder of 2022 and the first quarter of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury, we expect the bond to trade within a range of 2.75%-3.25% (compared with 2.65% at July 31, 2022) and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. We expect the Fed to raise rates by 50 bps at the September 21, 2022 meeting, and another 25 bps at both their November and December 2022 meetings. If these rate increases occur, the Federal Funds rate will end the year at approximately 3.25%-3.50%. Thus, we expect short term U.S. Treasury rates to be significantly higher than 10-Year Treasury rates by year-end.
Regarding municipal bonds, rates have also increased dramatically during the first seven months of the 2022. As of July 31, 2022, AAA 5-Year, 10-Year, and 30-Year municipal rates have increased by approximately 120 bps, 117 bps, and 139 bps, respectively, to 1.80%, 2.21% and 2.89%, respectively. During the remainder of 2022, we believe municipal rates will become range-bound or even rally if two key events occur: (1) U.S. Treasury rates do, in fact, stabilize within a reasonably tight range; and (2) mutual fund/ETF outflows moderate. We believe that municipal rates and taxable equivalent yields are now attractive for high wage earners. If we see rates stabilize, we believe retail investors will begin purchasing municipal bonds more aggressively and fund outflows will moderate. One seasonal factor that should support municipal bond prices during July and August 2022 are large projected cash inflows from bond calls, sinking fund payments, maturities, plus coupon payments, which could total over $30 billion each month. For the second half of 2022, we do expect the municipal market to produce positive total returns, as we expect interest rates to become broadly stable or range-bound, and the additional coupon income generated from higher interest rates and coupon payments to offset any small declines in municipal bond prices. We especially like “A” rated municipal bonds in certain sectors which have seen distinct credit spread widening, including hospitals, airports, and gas bonds.
Credit quality remains healthy in the municipal bond market. Defaults and credit rating downgrades remain favorable. Therefore, credit spreads widening or narrowing should be primarily driven by the direction of U.S. Treasury rates and municipal mutual fund/ETF fund flows. However, given an expected slowdown in the U.S. economy, we anticipate focusing on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. Within the high yield municipal universe, we plan to focus on higher credit quality securities and reduce exposure to lower rated high yield borrowers.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2022 (Unaudited)
As a shareholder of First Trust Short Duration Managed Municipal ETF or First Trust Ultra Short Duration Municipal ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Short Duration Managed Municipal ETF (FSMB)
Actual	$1,000.00	$985.00	0.35%	$1.72
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
First Trust Ultra Short Duration Municipal ETF (FUMB)
Actual	$1,000.00	$999.50	0.25%	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2022 through July 31, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.0%
	Alabama – 4.0%
$1,000,000	AL Federal Aid Hwy Fin Auth Spl Oblig Rev, GARVEE	5.00%	09/01/30	$1,068,289
350,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AMT, AGM	5.00%	10/01/24	370,105
140,000	Birmingham AL Spl Care Facs Fing Auth Hlthcare Fac Ref Children’s Hosp of AL	5.00%	06/01/26	151,786
130,000	Birmingham AL Spl Care Facs Fing Auth Hlthcare Fac Ref Children’s Hosp of AL	5.00%	06/01/27	140,753
250,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1	4.00%	04/01/25	256,985
490,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	503,436
330,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	336,640
1,500,000	Black Belt Energy Gas Dist AL Gas Proj Rev Gas Proj, Ser E	5.00%	06/01/26	1,614,573
1,500,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No. 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	1,531,770
1,625,000	Black Belt Energy Gas Dist AL Gas Sply Rev Ref, Ser D1 (Mandatory put 06/01/27)	4.00%	07/01/52	1,690,169
1,000,000	Columbia AL Indl Dev Brd Poll Control Rev Var Ref AL Pwr Co Proj, Ser B (a)	1.95%	12/01/37	1,000,000
100,000	Greenville AL Pub Impt Cooperative Pub Impt Rev Greenville Funding, BAM	5.00%	03/01/25	108,177
740,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/25	784,541
245,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/28	263,387
500,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	522,589
300,000	Midcity Impt Dist AL Spl Assmnt Rev	3.88%	11/01/27	276,834
300,000	Mobile AL Indl Dev Brd Poll Control Rev Var AL Pwr Co Barry Plant Remk (Mandatory put 12/12/2023)	2.90%	07/15/34	302,676
225,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	229,274
10,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A	4.00%	06/01/23	10,119
500,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A	4.00%	10/01/25	515,932
155,000	Univ of AL at Birmingham Gen Rev Brd of Trustees, Ser A	4.00%	10/01/22	155,655
250,000	Warrior River AL Wtr Auth Wtr Rev Ref, BAM	3.00%	08/01/23	252,895
				12,086,585
	Alaska – 0.1%
310,000	AK St Intl Arpts Revs Ref, Ser C, AMT	5.00%	10/01/22	311,601
	Arizona – 1.7%
110,000	AZ St Indl Dev Auth Edu Rev Greathearts AZ Proj, Ser A	4.00%	07/01/23	112,019
155,000	AZ St Indl Dev Auth Edu Rev Jerome Fac Proj Social Bonds, Ser B	5.00%	07/01/27	163,641
155,000	AZ St Indl Dev Auth Edu Rev Jerome Fac Proj Social Bonds, Ser B	5.00%	07/01/29	162,427
115,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/26	114,915
600,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/25	633,610
120,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	11/01/25	130,966
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	05/01/27	1,125,615
1,000,000	Coconino Cnty AZ Poll Controlcorp Ref NV Pwr Company Remk, Ser A, AMT (Mandatory put 03/31/23)	1.88%	09/01/32	997,272
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$95,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Royal Oaks Life Care Cmnty	4.00%	05/15/29	$92,677
615,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Sch Proj	5.00%	07/01/24	644,838
580,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Sch (b)	5.00%	07/01/35	587,183
110,000	Salt Verde AZ Finl Corp Sr Gas Rev Sr	5.25%	12/01/22	111,034
280,000	Santa Cruz Cnty AZ Pledged Rev Ref, AGM	4.00%	07/01/34	293,936
				5,170,133
	Arkansas – 0.1%
110,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.00%	07/01/23	110,921
140,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.00%	07/01/25	142,580
				253,501
	California – 6.3%
200,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser A-1	4.00%	02/01/24	204,509
250,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser A-1	4.00%	08/01/24	257,012
200,000	CA Sch Fin Auth Sch Fac Rev Kipp L.A. Proj, Ser A (b)	4.00%	07/01/23	203,123
25,000	CA St Enterprise Dev Auth Stdt Hsg Rev M@College Proj, Ser A	5.00%	08/01/23	25,530
50,000	CA St Enterprise Dev Auth Stdt Hsg Rev M@College Proj, Ser A	5.00%	08/01/24	51,787
205,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.00%	03/01/23	208,823
605,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	4.00%	03/01/33	608,047
385,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/33	422,982
3,000,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Passenger Rail Proj Remk, Ser A, AMT (Mandatory put 01/26/23) (b)	0.85%	01/01/50	2,970,332
105,000	CA St Muni Fin Auth Sr Living Rev Mt San Antonio Gardens Proj, Ser A	5.00%	11/15/26	109,977
300,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	301,943
500,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (b)	4.00%	10/01/27	514,347
25,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/22	25,029
40,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/23	40,526
50,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/24	51,095
80,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/25	82,094
325,000	CA St Stwd Cmntys Dev Auth Stwd Rev Dev Auth, Ser 2021A	4.00%	09/02/24	329,685
355,000	CA St Stwd Cmntys Dev Auth Stwd Rev Dev Auth, Ser 2021A	4.00%	09/02/25	361,468
265,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C	4.00%	08/01/23	270,279
115,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	3.00%	09/01/23	115,396
100,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/26	103,722
295,000	Fontana CA Spl Tax Summit at Rosena Phase One	3.00%	09/01/24	295,309
160,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Enhanced Asset Bkd, Ser A	5.00%	06/01/30	164,644
195,000	Hemet CA Unif Sch Dist Facs Dist Spl Tax Ref	4.00%	09/01/25	200,799
25,000	Irvine CA Impt Bond Act 1915 Ltd Oblig Re-Assmnt Dist #13-1	5.00%	09/02/23	25,944
200,000	Long Beach CA Arpt Rev Ref, Ser A, AGM	5.00%	06/01/26	221,946
400,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/22	403,354
1,490,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/26	1,633,551

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$95,000	March Jt Pwrs Redev Agy Successor Agy CA Tax Allocation Ref March Air Force Base Redev Proj, Ser A, BAM	4.00%	08/01/27	$101,557
1,705,000	Milpitas CA Redev Agy Successor Agy Tax Allocation Ref Redev Proj Area #1	5.00%	09/01/28	1,853,909
200,000	Ontario Pub Fing Auth Lease Rev Capital Projs, AGM	5.38%	10/01/40	208,989
85,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	3.00%	09/01/23	85,211
90,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	3.00%	09/01/24	90,148
365,000	Rio Vista CA Pub Fing Auth Spl Tax Rev Ref	5.00%	09/01/24	385,766
575,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.00%	09/01/27	588,192
150,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dt #2003-1, Ser A-1, AGM	5.00%	09/01/26	166,161
195,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	3.00%	09/01/24	195,478
240,000	Roseville CA Fin Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/25	262,671
60,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	3.00%	09/01/24	60,220
70,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	3.00%	09/01/25	70,139
85,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	4.00%	09/01/26	88,131
65,000	San Diego CA Unif Sch Dist Ref Election 1998, Ser C-2, AGM	5.50%	07/01/25	72,129
100,000	San Diego Cnty CA Regl Arpt Auth Subord Ref, Ser A	5.00%	07/01/24	105,836
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref 2nd Ser, Ser A	4.00%	05/01/26	149,151
200,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No Mission Rock Fac and Svcs, Ser A (b)	4.00%	09/01/26	204,829
150,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/25	154,416
400,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/26	413,644
1,500,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Sr Lien Ref, Ser A	5.00%	01/15/29	1,619,452
175,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/25	181,669
100,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/26	104,544
1,500,000	Sanger CA Fing Auth Wstwtr Rev Ref, AGM	5.00%	06/15/34	1,613,652
50,000	Temecula CA Pub Fing Auth Spl Tax Ref, BAM	5.00%	09/01/25	54,472
125,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp Class 1, Ser A	5.00%	06/01/25	132,576
				19,166,195
	Colorado – 3.4%
500,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (b)	5.00%	12/15/28	527,613
110,000	CO St Eductnl & Cultural Facs Auth Rev Ref Chrt Sch Stargate Chrt Sch Proj, Ser A	5.00%	12/01/25	119,661
100,000	CO St Eductnl & Cultural Facs Auth Rev Ref N Star Acdmy Chrt Sch Proj	4.00%	11/01/23	102,381
215,000	CO St Hgr Edu Capital Const Lease Pur Prog, COPS	5.00%	11/01/25	237,015
2,340,000	CO St Hlth Facs Auth Hosp Rev Frasier Meadows Retmnt Cmnty Proj, Ser B	5.00%	05/15/48	2,399,718
130,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	137,631
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,000,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/23	$1,041,732
1,000,000	CO St Hlth Facs Auth Hosp Rev Var Ref Intermountain Hlthcare, Ser B (Mandatory put 08/17/26) (c)	5.00%	05/15/62	1,108,373
80,000	CO St Hlth Facs Auth Rev Ref Parkview Med Cntr, Ser A	3.25%	09/01/25	81,812
275,000	CO St Hlth Facs Auth Rev Ref Parkview Med Cntr, Ser B	5.00%	09/01/28	291,404
220,000	CO St Hlth Facs Auth Rev Sch Hlth Sys, Ser A	5.00%	01/01/29	228,279
355,000	CO St, Ser A, COPS	5.00%	12/15/25	391,359
1,000,000	Copperleaf CO Met Dist #6, Ser A	5.25%	12/01/48	1,075,877
125,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/23	130,375
220,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/25	238,953
150,000	Denver City & Cnty CO Arpt Rev Sys, Ser A, AMT	5.00%	11/15/24	151,405
250,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/25	272,109
500,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/26	553,637
30,000	E-470 CO Pub Hwy Auth Cap Apprec Sr, Ser B, NATL-RE	(d)	09/01/22	29,954
15,000	E-470 CO Pub Hwy Auth Cap Apprec Sr, Ser B, NATL-RE	(d)	09/01/23	14,652
500,000	Eagle Cnty CO Sch Dist Re50 Jt Garfield & Routt Cnty	5.00%	12/01/30	561,135
270,000	Gold Hill Mesa Met Dist #2 CO Ltd Tax & Spl Rev Ref, Ser A, BAM	5.00%	12/01/25	288,511
10,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/24	10,685
135,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	145,639
				10,139,910
	Connecticut – 3.0%
100,000	CT St	5.00%	08/01/31	108,024
50,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser E	5.00%	07/01/25	52,560
170,000	CT St Hlth & Eductnl Facs Auth Rev Ref	5.00%	07/01/29	182,993
650,000	CT St Hlth & Eductnl Facs Auth Rev Temps 50 Mclean Issue, Ser B-2 (b)	2.75%	01/01/26	635,249
1,000,000	CT St Social Bonds Ref, Ser D	5.00%	07/15/24	1,064,200
690,000	CT St Spl Tax Oblig Rev Ref Transprtn Infra, Ser B	5.00%	08/01/27	751,643
165,000	CT St Spl Tax Oblig Rev Transprtn Infra, Ser A	5.00%	09/01/33	174,760
1,000,000	CT St, Ser 2021A	4.00%	01/15/26	1,070,381
1,000,000	CT St, Ser D	4.00%	08/15/29	1,061,655
155,000	CT St, Ser E	5.00%	09/15/25	170,055
105,000	Hamden CT Ref, BAM	3.00%	08/15/22	105,060
315,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/23	325,004
145,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/24	153,532
200,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/25	216,723
250,000	Hamden CT Ref, Ser A, BAM	5.00%	08/15/26	276,474
1,500,000	Harbor Point CT Infra Impt Dist Spl Oblg Rev Ref Harbor Point Proj Ltd (b)	5.00%	04/01/30	1,591,335
25,000	Univ of CT CT Ref, Ser A	5.00%	03/15/27	27,463
970,000	Univ of CT CT, Ser A	5.00%	11/01/26	1,091,216
75,000	Univ of CT CT, Ser A	5.00%	02/15/28	80,167
25,000	Univ of CT CT, Ser A	5.00%	11/01/35	28,001
				9,166,495
	Delaware – 0.7%
2,000,000	Delaware River & Bay Auth De Rev, Ser A	5.00%	01/01/42	2,024,548
	District of Columbia – 0.3%
480,000	DC Wtr & Swr Auth Pub Util Rev Ref Sub Lien, Ser C	5.00%	10/01/26	514,210

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	District of Columbia (Continued)
$250,000	Met Washington DC Arpts Auth Arpt Sys Rev Ref, Ser B, AMT	5.00%	10/01/25	$271,378
				785,588
	Florida – 10.3%
110,000	Alachua Cnty FL Hlth Facs Auth Ccrc Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/24	111,799
100,000	Alachua Cnty FL Hlth Facs Auth Ccrc Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/25	101,752
105,000	Alachua Cnty FL Hlth Facs Auth Ccrc Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/26	107,021
150,000	Alachua Cnty FL Hlth Facs Auth Shands Teaching Hosp & Clinics, Ser A	5.00%	12/01/26	159,221
500,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	2.38%	05/01/26	468,011
205,000	Berry Bay CDD FL Spl Assmt Rev Assmt Area 1	2.63%	05/01/26	193,361
250,000	Black Creek FL CDD Spl Assmnt Expansion Area Proj	4.80%	06/15/27	256,532
1,000,000	Broward Cnty FL Arpt Sys Rev Ref, Ser P-1, AMT	5.00%	10/01/22	1,005,149
400,000	Broward Cnty FL Port Facs Rev, AMT	5.00%	09/01/24	423,765
2,000,000	Collier Cnty FL Eductnl Facs Auth Rev Eductnl Facs Hodges Univ Inc	6.13%	11/01/43	2,109,848
565,000	Cross Creek N CDD FL Spl Assmnt	3.40%	05/01/27	548,859
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	3.00%	05/01/27	947,172
375,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	2.45%	11/01/26	347,147
550,000	FL St Brd of Governors FL Intl Univ Dorm Rev Ref, Ser A, BAM	5.00%	07/01/27	622,336
110,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/24	111,536
330,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/25	335,806
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	157,957
150,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/28	152,136
105,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj	4.00%	06/01/24	104,337
100,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj	4.00%	06/01/25	98,524
1,500,000	FL St Dev Fin Corp Var Brightline Passngr Rail Expan Proj Remk, Ser A, AMT (Mandatory put 04/04/23)	2.90%	12/01/56	1,499,255
2,000,000	Gainesville FL Utilities Sys Rev Var Ref Remk, Ser B (a)	1.89%	10/01/42	2,000,000
785,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Prerefunded Priority Sub, Ser A, AMT	5.00%	10/01/24	835,412
185,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	3.00%	11/01/24	181,255
310,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (b)	3.00%	05/01/25	301,689
1,500,000	Hillsborough Cnty FL Aviation Auth Tampa Intl, Ser A, AMT	5.00%	10/01/44	1,583,230
450,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/23	466,584
575,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/24	603,173
1,250,000	Jacksonville FL Port Auth Ref, AMT	5.00%	11/01/38	1,259,913
335,000	Jea FL Elec Sys Rev Sub, Ser B	5.00%	10/01/22	336,954
100,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	107,344
145,000	Lakes of Sarasota CDD FL Impt Rev Phase 1 Proj, Ser A-1	2.75%	05/01/26	137,033
255,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	5.00%	05/01/25	272,603
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$170,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Oblig Grp	4.00%	11/15/23	$172,316
190,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Oblig Grp	4.00%	11/15/24	194,056
720,000	Ltc Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area One Proj, Ser A	2.50%	05/01/26	678,834
405,000	Mirada II Cmnty Dev Dist FL Cap Impt Rev	2.50%	05/01/26	379,776
180,000	N Springs FL Impt Dist Heron Bay Wtr Mgmt Proj, Ser 2021-1, AGM	2.00%	05/01/23	179,946
370,000	N Springs FL Impt Dist Heron Bay Wtr Mgmt Proj, Ser 2021-1, AGM	2.00%	05/01/24	368,386
380,000	N Springs FL Impt Dist Heron Bay Wtr Mgmt Proj, Ser 2021-1, AGM	2.00%	05/01/25	375,682
385,000	N Springs FL Impt Dist Heron Bay Wtr Mgmt Proj, Ser 2021-1, AGM	2.00%	05/01/26	377,657
25,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	26,407
2,150,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	2,270,993
1,770,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/32	1,881,979
200,000	Pine Isle Cmnty Dev Dist FL Spl Assmnt 2021 Proj (b)	2.38%	12/15/26	184,822
100,000	Poinciana FL W CDD Spl Assmnt Ref Sr, Ser 1, AGM	3.60%	05/01/26	105,003
2,000,000	Reedy Creek FL Impt Dist, Ser A	5.00%	06/01/38	2,057,878
80,000	Rhodine Road N CDD FL Spl Assmnt	3.50%	05/01/24	80,117
115,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/23	115,026
145,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/24	144,573
385,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.00%	05/01/23	384,940
375,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.00%	05/01/24	373,189
240,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.00%	05/01/25	236,048
200,000	Shingle Creek at Bronson CDD FL Spl Assmnt	2.50%	06/15/26	188,469
375,000	Silver Palms W CDD FL Spl Assmnt 2022 Proj	2.60%	06/15/27	348,113
285,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	2.50%	05/01/26	267,009
30,000	Tampa FL Capital Impt Cigarette Tax Allocation H Lee Moffitt Cancer Ctr Proj, Ser A	5.00%	09/01/24	31,871
525,000	Timber Creek SW CDD FL Spl Assmnt Area Two Proj	2.35%	12/15/26	487,703
735,000	Tolomato FL CDD Ref, Ser A, AGM	3.00%	05/01/24	745,782
375,000	V Dana CDD FL Spl Assmnt CDD Assmnt Area One 2021 Proj	2.60%	05/01/26	354,351
120,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	125,079
250,000	Westside Haines City CDD Spl Assmnt Assmnt Area One Proj	2.50%	05/01/26	235,729
				31,318,448
	Georgia – 1.7%
915,000	Atlanta GA Arpt Rev, Ser B, AMT	5.00%	07/01/25	987,711
100,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk (Mandatory put 06/13/24)	2.15%	10/01/32	98,765
100,000	Clayton Cnty GA & Clayton Cnty Wtr Auth Wtr & Sewage Rev Ref	5.00%	05/01/23	100,263
175,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/24	182,786
290,000	Glynn Brunswick GA Memorial Hosp Auth Ref Antic Ctfs SE GA Hlth	5.00%	08/01/23	297,464
715,000	Madison Cnty GA Sch Dist Ref Capital Impt Proj, COPS	4.00%	05/01/25	750,913

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$120,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	$123,840
240,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/25	253,052
800,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B (c)	5.00%	06/01/26	851,794
500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/26	532,130
200,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj J, Ser A, AGM	5.00%	07/01/26	219,203
165,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3&4 Proj J, Ser A, AGM	5.00%	01/01/27	182,429
285,000	Priv Clgs & Univs Auth GA Ref Mercer Univ Proj	5.00%	10/01/24	302,740
225,000	Priv Clgs & Univs Auth GA Ref Mercer Univ Proj	5.00%	10/01/25	244,168
				5,127,258
	Guam – 0.3%
85,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev	5.00%	07/01/23	86,991
785,000	Guam Intl Arpt Auth Prerefunded Gen, Sec C, AGM, AMT	6.13%	10/01/43	824,241
				911,232
	Hawaii – 0.7%
2,000,000	HI St Dept of Budget & Fin Spl Purp Rev Ref Hawaiian Elec Co Inc, Ser A, AMT	3.10%	05/01/26	2,018,065
150,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	156,486
				2,174,551
	Illinois – 7.6%
1,000,000	Boone McHenry & DeKalb Cntys IL Cmnty Unit Sch Dist #100 Ref, Ser B	4.00%	01/01/27	1,072,717
160,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(d)	12/01/22	158,676
150,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(d)	12/01/23	144,712
115,000	Chicago IL Brd of Edu Chicago Sch Reform Brd, Ser A, NATL-RE	5.50%	12/01/26	125,001
175,000	Chicago IL Brd of Edu Green Bond, Ser E	5.13%	12/01/32	178,361
1,100,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/22	1,109,046
190,000	Chicago IL Brd of Edu Ref, Ser A, AMBAC	5.50%	12/01/23	198,387
400,000	Chicago IL Brd of Edu Ref, Ser C	5.00%	12/01/22	403,242
1,000,000	Chicago IL Met Wtr Reclamation Dist Greater Chicago Ref, Ser C	5.00%	12/01/24	1,073,736
100,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser B	5.00%	01/01/26	106,905
580,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser B	5.00%	01/01/27	619,953
140,000	Chicago IL O’Hare Intl Arpt Rev Sr Lien, Ser E	5.00%	01/01/25	150,423
100,000	Chicago IL Park Dist Ref Ltd Tax, Ser B	5.00%	01/01/23	101,257
540,000	Chicago IL Park Dist Ref Ltd Tax, Ser B	5.00%	01/01/28	558,076
125,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	128,392
210,000	Chicago IL Ref Remk, 2003B	5.00%	01/01/26	220,102
100,000	Chicago IL Ref Remk, 2003B	5.13%	01/01/27	104,951
110,000	Chicago IL Ref, Ser C	5.00%	01/01/26	117,276
260,000	Chicago IL Ref, Ser C	5.00%	01/01/35	270,473
65,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/25	60,002
500,000	Chicago IL Wstwtr Trans Rev Ref Second Lien Remk, Ser C	5.00%	01/01/27	532,249
100,000	Chicago IL Wstwtr Trans Rev Second Lien Ref, Ser B	5.00%	01/01/24	103,937
165,000	Chicago IL Wstwtr Trans Rev Second Lien Ref, Ser B	5.00%	01/01/26	179,076
390,000	Chicago IL Wtrwks Rev 2nd Lien Proj	5.00%	11/01/27	408,659
150,000	Chicago IL, Ser A	5.00%	01/01/26	157,216
90,000	Ford Champaign Etc Cntys IL Cmnty Unit Sch Dist #10 Sch Bldg, Ser A, AGM	4.00%	12/01/25	95,869
205,000	Glencoe IL, Ser A	3.00%	12/15/28	212,018
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$115,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	$116,313
395,000	IL St	5.00%	05/01/23	404,191
125,000	IL St	5.00%	05/01/24	131,156
150,000	IL St	5.00%	05/01/27	155,876
195,000	IL St	5.00%	06/01/27	210,901
520,000	IL St	4.00%	01/01/31	530,649
345,000	IL St Fin Auth Hlth Svcs Facs Lease Rev Univ of IL Hlth Svcs Fac Proj	5.00%	10/01/24	364,368
1,750,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/27	1,979,357
1,500,000	IL St Fin Auth Rev Ref Rush Univ Med Ctr, Ser A	5.00%	11/15/30	1,592,290
85,000	IL St Ref	4.00%	08/01/25	85,115
80,000	IL St Sales Tax Rev First Ser, NATL-RE	6.00%	06/15/23	82,592
700,000	IL St, Ser C	5.00%	11/01/29	761,150
280,000	IL St, Ser D	5.00%	11/01/23	290,411
520,000	IL St, Ser D	5.00%	11/01/24	551,085
420,000	Lee & Ogle Cntys IL Cmnty Unit Sch Dist #275 Ref, Ser B, AGM	4.50%	12/01/27	424,082
350,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/26	373,556
725,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/30	772,039
700,000	Macon Cnty IL Sch Dist #61, AGM	4.00%	12/01/25	746,117
650,000	Northern IL Univ Revs Brd of Trustees Aux Facs Sys Rev N IL Univ Ref, BAM	5.00%	10/01/25	702,682
1,045,000	Peoria IL Ref, Ser C, AGM	5.00%	01/01/27	1,171,656
160,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/26	172,242
910,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/27	973,921
570,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/31	605,607
700,000	Sthrn IL St Univ Ref Sthrn IL Univ Hsg and Aux Facs Sys, Ser A, BAM	4.00%	04/01/25	729,022
400,000	Univ of Illinois IL Revs Ref Auxiliary Facs Sys, Ser A	5.00%	04/01/27	427,725
				22,944,815
	Indiana – 0.8%
125,000	IN Bond Bank Rev Hamilton Co Projs, CABS	(d)	01/15/26	115,214
130,000	IN St Fin Auth Rev Bhi Sr Living, Ser A	4.00%	11/15/26	131,459
400,000	IN Univ Revs Ref Stdt Fee, Ser W-2	5.00%	08/01/22	400,000
100,000	La Porte IN Wtrwks Rev, AGM	4.00%	01/01/24	102,524
105,000	La Porte IN Wtrwks Rev, AGM	4.00%	07/01/24	108,441
545,000	Merrillville IN Conservancy Dist	3.00%	01/15/23	548,723
1,000,000	Whiting IN Envrnmntl Facs Rev Ref Bp Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	1,084,884
				2,491,245
	Iowa – 2.2%
2,305,000	Johnston IA Cmnty Sch Dist Infra Sales Svcs & Ref, AGM	8.35%	07/01/24	2,588,175
110,000	Pefa Inc IA Gas Proj Rev	5.00%	09/01/26	116,637
3,810,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	4,025,602
				6,730,414
	Kansas – 0.2%
270,000	Brown Cnty KS Horton Unif Sch Dist #430, BAM	4.00%	09/01/24	281,808
280,000	Brown Cnty KS Horton Unif Sch Dist #430, BAM	4.00%	09/01/25	297,149
				578,957
	Kentucky – 1.7%
165,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/28	183,024

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky (Continued)
$240,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, NATL-RE	(d)	10/01/25	$220,290
20,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/25	21,395
355,000	KY St Hgr Edu Stdt Loan Corp Sr, Ser A, AMT	5.00%	06/01/26	386,827
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/25	324,586
125,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/30	135,945
255,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	260,001
1,210,000	KY St Pub Energy Auth Gas Sply Rev, Ser A (Mandatory put 04/01/24)	4.00%	04/01/48	1,233,880
630,000	KY St Pub Energy Auth Gas Sply Rev, Ser A (Mandatory put 06/01/26)	4.00%	12/01/50	644,515
105,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	108,001
140,000	KY St Univ KY St Univ Proj, COPS, BAM	5.00%	11/01/25	152,896
125,000	KY St Univ KY St Univ Proj, COPS, BAM	5.00%	11/01/26	139,592
185,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/28	201,749
160,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/30	173,335
200,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Var Norton Hlthcare Inc, Ser C (Mandatory put 10/01/26)	5.00%	10/01/47	216,950
210,000	Paducah KY Elec Plant Brd Rev Ref, Ser A, AGM	5.00%	10/01/34	234,802
450,000	Univ of Louisville KY Ref, Ser A	5.00%	03/01/27	492,375
				5,130,163
	Louisiana – 1.6%
750,000	E Baton Rouge Parish LA Capital Impts Dist MoveBR Sales, Ser T	5.00%	08/01/25	819,802
500,000	E Baton Rouge Parish LA Sales Tax Rev Ref Road & Street Impt	5.00%	08/01/28	539,690
270,000	LA St Univ & Agric & Mech Clg Auxiliary	5.00%	07/01/23	277,887
150,000	LA St Univ & Agric & Mech Clg Ref Auxiliary, Ser A	5.00%	07/01/26	164,050
335,000	LA St, Ser A	4.00%	02/01/29	345,804
20,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	21,934
455,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	475,361
100,000	New Orleans LA Aviation Brd, Ser B, AMT, AGM	5.00%	01/01/32	104,587
150,000	New Orleans LA Wtr Rev Wtr Rev	5.00%	12/01/26	163,729
400,000	New Orleans LA Wtr Rev Wtr Rev	5.00%	12/01/28	434,727
550,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-1 (Mandatory put 07/01/24)	2.13%	06/01/37	544,742
550,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-2 (Mandatory put 07/01/26)	2.38%	06/01/37	527,543
105,000	Shreveport LA Wtr & Swr Impt	5.00%	09/01/22	105,269
250,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser C, BAM	5.00%	12/01/24	266,187
				4,791,312
	Maryland – 0.8%
115,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/23	117,480
300,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/24	312,818
285,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlthcare Oblig Grp, Ser A	5.00%	01/01/23	287,976
585,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlthcare Oblig Grp, Ser A	5.50%	01/01/26	635,621
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Johns Hopkins Hlth, Ser C	5.00%	05/15/38	1,026,715
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$100,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	5.00%	06/01/28	$108,800
				2,489,410
	Massachusetts – 2.1%
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Subord Sustainability Bonds, BANS	4.00%	05/01/25	2,116,957
350,000	MA St Clg Bldg Auth, Ser A	5.00%	05/01/28	359,181
1,000,000	MA St Dev Fin Agy Rev N Hill Cmntys, Ser A (b)	6.50%	11/15/43	1,060,841
575,000	MA St Eductnl Fing Auth Sr, Ser B, AMT	5.00%	07/01/24	604,777
500,000	MA St Eductnl Fing Auth Sr, Ser B, AMT	5.00%	07/01/25	536,654
285,000	MA St Eductnl Fing Auth, Ser A, AMT	5.00%	01/01/26	301,087
1,415,000	MA St Wtr Res Auth Ref, Ser F	4.00%	08/01/38	1,479,762
				6,459,259
	Michigan – 3.2%
70,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/30	73,746
20,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/31	21,067
100,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bond, Ser A	5.00%	07/01/25	108,596
575,000	Kalamazoo MI Econ Dev Corp Heritage Cmnty of Kalamazoo Revel Creek Proj Temps 60, Ser B2	2.63%	05/15/25	557,280
210,000	MI St Fin Auth Rev Multi Modal Mclaren Hlthcare, Ser A	5.00%	02/15/26	230,268
110,000	MI St Fin Auth Rev Ref Ascension Sr Credit Grp Remk, Ser E-1 (Mandatory put 08/15/24)	4.00%	11/15/44	114,337
330,000	MI St Fin Auth Rev Ref Beaumont Hlth Credit Grp	5.00%	08/01/28	351,694
85,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	85,761
350,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D1, AGM	5.00%	07/01/28	378,432
135,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D2, AGM	5.00%	07/01/24	142,905
1,035,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D2, AGM	5.00%	07/01/28	1,092,794
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D4	5.00%	07/01/29	1,053,713
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D4	5.00%	07/01/30	1,051,593
250,000	MI St Fin Auth Rev Sr Lien Great Lakes Wtr Auth, Ser C-3, AGM	5.00%	07/01/27	264,639
1,500,000	MI St Strategic Fund Ltd Oblg Rev Var Green Bond Recycled Brd Machine Proj, AMT (Mandatory put 10/01/26)	4.00%	10/01/61	1,500,505
2,000,000	Oakland Univ MI Rev Gen, Ser A	5.00%	03/01/38	2,031,685
235,000	Wayne Cnty MI Arpt Auth Rev Detroit Met Wayne Cnty Arpt, Ser C, AMT	5.00%	12/01/29	246,794
270,000	Wayne Cnty MI Arpt Auth Rev Detroit Met Wayne Cnty Arpt, Ser C, AMT	5.00%	12/01/30	283,022
100,000	Wayne Cnty MI Arpt Auth Rev Ref Junior Lien, Ser A	5.00%	12/01/23	104,165
90,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	97,753
				9,790,749
	Minnesota – 1.7%
200,000	Duluth MN Econ Dev Auth Rev Ref Benedictine Hlth Sys, Ser A	3.00%	07/01/24	198,892
1,000,000	Minneapolis MN Mf Rev Var Greenway Apartments Proj (Mandatory put 08/01/24)	2.70%	08/01/25	1,002,326
2,500,000	MN Muni Gas Agy Cmdy Sply Rev, Ser A	4.00%	12/01/25	2,604,618

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota (Continued)
$1,250,000	MN St Rural Wtr Fin Auth Pub Projs Constr Notes	2.63%	12/01/23	$1,251,103
				5,056,939
	Mississippi – 0.4%
1,000,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc Pj, Ser C (a)	1.90%	12/01/30	1,000,000
225,000	MS St Busn Fin Corp Sol Wst Disp Rev Waste Mgmt Inc Proj Remk, AMT (Mandatory put 06/03/24)	2.20%	03/01/27	222,239
				1,222,239
	Missouri – 2.3%
375,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/25	397,486
385,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/26	413,443
200,000	Jackson Cnty MO Spl Oblg Rirr Right of Way Proj	4.00%	12/01/27	212,644
635,000	Met Saint Louis MO Swr Dist Wstwtr Sys Rev Ref & Impt, Ser B	5.00%	05/01/33	685,522
140,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	3.00%	08/01/23	139,945
305,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/25	310,260
350,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Saint Lukes Hlth Sys Inc	4.00%	11/15/33	356,500
2,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Ssm Hlth Care, Ser A	5.00%	06/01/29	2,117,682
235,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	237,663
1,000,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/25	1,016,888
235,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/27	239,710
200,000	Plaza at Noah’s Ark Cmnty Impt Dist MO Tax Incr & Impt Ref	3.00%	05/01/24	197,313
300,000	Springfield MO Spl Oblg Ref	4.00%	04/01/25	316,978
250,000	Springfield MO Spl Oblg Ref	4.00%	04/01/26	268,416
				6,910,450
	Montana – 0.3%
240,000	Forsyth MT Poll Control Rev Ref Puget Sound Energy Proj, Ser A (Mandatory put 03/01/23)	3.90%	03/01/31	241,635
275,000	Gallatin Cnty MT High Sch Dist #7 Bozeman	5.00%	12/01/24	295,146
150,000	MT St Fac Fin Auth Hlthcare Facs Rev MT Children’s Home and Hosp Proj, Ser A	4.00%	07/01/24	153,610
155,000	MT St Fac Fin Auth Hlthcare Facs Rev MT Children’s Home and Hosp Proj, Ser A	4.00%	07/01/25	160,078
				850,469
	Nebraska – 0.4%
420,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	421,006
150,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.25%	09/01/37	150,430
70,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4	5.00%	01/01/24	72,398
330,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/26	354,992
330,000	Centrl Plains Energy Proj NE Gas Sply Rev Ref (Mandatory put 08/01/25)	4.00%	12/01/49	342,378
				1,341,204
	Nevada – 0.7%
500,000	Clark Cnty NV Sch Dist Ref Bldg, Ser A, BAM	5.00%	06/15/30	562,042
300,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.00%	06/01/24	289,247
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$225,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.00%	06/01/26	$207,271
295,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/28	302,920
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/25	297,871
500,000	Yerington NV USDA Interim Debs	1.63%	11/01/23	497,944
				2,157,295
	New Hampshire – 0.1%
220,000	Natl Fin Auth NH Sr Living Rev Ref Springpoint Sr Living	4.00%	01/01/24	222,176
	New Jersey – 2.3%
1,880,000	Cherry Hill Twp NJ	3.00%	08/15/25	1,949,238
255,000	NJ St Econ Dev Auth Ref, Ser A	4.13%	06/15/27	264,042
665,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser NN	5.00%	03/01/29	678,454
110,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser PP	3.50%	06/15/27	110,991
380,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser PP	5.00%	06/15/27	403,553
475,000	NJ St Econ Dev Auth Rev Ref, Ser XX	4.38%	06/15/27	495,094
335,000	NJ St Econ Dev Auth Rev, Ser WW	5.00%	06/15/34	349,665
1,000,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/23	1,025,911
655,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser B, AMT	5.00%	12/01/25	709,892
50,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(d)	12/15/25	46,031
170,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimb Nts, Ser A-1, GARVEE	5.00%	06/15/27	186,685
240,000	NJ St Transprtn Trust Fund Auth Ref Fed Hwy Reimb Nts, Ser A, GARVEE	5.00%	06/15/29	260,791
410,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/25	429,999
60,000	NJ St Turnpike Auth, Ser E	5.00%	01/01/31	63,969
				6,974,315
	New Mexico – 0.7%
2,000,000	NM Fin Auth Rev Sub, Ser B	5.00%	06/15/24	2,125,284
	New York – 3.5%
155,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/30	173,293
350,000	Lackawanna NY Ref, Ser B, BAM	5.00%	11/01/25	383,744
125,000	Long Beach NY, Ser B	5.50%	07/15/25	135,411
200,000	Met Transprtn Auth NY Dedicated Tax Fund Ref, Ser A	5.25%	11/15/28	224,677
150,000	Met Transprtn Auth NY Rev Ref, Ser F	5.00%	11/15/26	160,777
135,000	Met Transprtn Auth NY Rev Transptrn, Ser A-2	5.00%	11/15/22	136,357
305,000	Met Transprtn Auth NY Rev, Ser D-1, BANS	5.00%	09/01/22	305,874
755,000	Nassau Cnty NY, Ser B	5.00%	10/01/22	759,291
250,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adjustable 2nd Gen Resolution Fiscal 2014, Ser Aa-1 (a)	1.89%	06/15/50	250,000
340,000	New York City NY Transitional Fin Auth Bldg Aid Rev Ref Fiscal 2018, Ser S-1	5.00%	07/15/35	375,591
200,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 2017, Subser A-1	4.00%	05/01/31	209,797
1,000,000	NY NY Adj Fiscal 2020, Subser B-3 (a)	1.90%	10/01/46	1,000,000
570,000	NY NY Prerefunded, Subser F-1	5.00%	03/01/37	581,566
1,000,000	NY NY Ref, Ser B-1	5.00%	08/01/24	1,065,740
125,000	NY NY, Ser G	4.00%	08/01/29	128,756
250,000	NY NY, Subser F-1	5.00%	03/01/27	254,428
270,000	NY St Transprtn Dev Corp Spl Fac Rev Laguardia Arpt Term B Redev Proj, Ser A-P3, AMT, AGM	4.00%	07/01/35	271,901

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$500,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	2.25%	08/01/26	$477,372
200,000	NY St Transprtn Dev Corp Spl Fac Rev Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser C	5.00%	12/01/24	212,385
125,000	NY St Transprtn Dev Corp Spl Fac Rev Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser C	5.00%	12/01/25	135,059
180,000	Onondaga NY Civic Dev Corp Le Moyne Clg Proj	5.00%	07/01/26	195,388
120,000	Port Auth of NY & NJ NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	123,757
340,000	Port Auth of NY & NJ NY Consol One Hundred Eighty Fifth Ref, AMT	4.00%	09/01/34	344,695
1,180,000	Port Auth of NY & NJ NY Ref, 194th Ser	5.00%	10/15/34	1,280,476
370,000	Port Auth of NY & NJ NY Ref, Ser 207, AMT	5.00%	09/15/23	382,015
855,000	Port Auth of NY & NJ NY Ref, Ser 223, AMT	5.00%	07/15/25	922,732
				10,491,082
	North Carolina – 0.2%
190,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	4.00%	05/01/24	196,458
425,000	New Hanover Cnty NC Hosp Rev Ref New Hanover Regl Med Ctr	5.00%	10/01/23	441,717
				638,175
	North Dakota – 0.9%
1,400,000	Cass Cnty ND Jt Wtr Res Dist, Ser A	0.48%	05/01/24	1,349,748
50,000	Grand Forks ND Hlthcare Sys Rev Altru Hlth Sys Ref	5.00%	12/01/25	53,874
50,000	Grand Forks ND Hlthcare Sys Rev Altru Hlth Sys Ref	5.00%	12/01/26	54,786
200,000	Horace ND Ref	3.00%	05/01/24	199,761
200,000	Horace ND Ref	3.00%	05/01/25	199,171
1,000,000	Larimore ND Loan Anticipation Temp Impt Bonds	0.85%	05/01/24	967,363
				2,824,703
	Ohio – 2.6%
1,515,000	Gahanna Jefferson OH City Sch Dist Sch Facs Constr & Impt Bonds, Ser 2021, AGM	2.00%	12/01/22	1,517,950
75,000	NE OH Med Univ Gen Recpts Ref, Ser A	5.00%	12/01/24	79,084
1,000,000	OH St Air Quality Dev Auth OH Vly Elec Corp Proj Remk, Ser C (Mandatory put 11/04/25)	1.50%	02/01/26	933,296
750,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	734,201
2,700,000	OH St Air Quality Dev Auth Var OH Vly Elec Corp Proj Remk, Ser B (Mandatory put 11/01/24)	1.38%	02/01/26	2,569,718
750,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	774,103
1,000,000	OH St Hgr Eductnl Fac Commn Kenyon Clg Proj	5.00%	07/01/37	1,026,170
130,000	OH St Univ, Ser A	5.00%	12/01/25	139,431
				7,773,953
	Oklahoma – 0.6%
1,145,000	OK St Dev Fin Auth Gilcrease Expressway W Proj P3 Proj, AMT	1.63%	07/06/23	1,128,079
500,000	Tulsa Cnty OK Indl Auth Eductnl Facs Lease Rev Broken Arrow Pub Sch	4.00%	09/01/22	501,028
200,000	Tulsa OK Arpts Impt Trust Arpt, Ser A, AMT, AGM	4.00%	06/01/25	208,623
				1,837,730
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon – 0.8%
$500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Temps 50 Rose Villa Proj, Ser B2	2.75%	11/15/25	$493,175
130,000	Port of Portland OR Arpt Rev, Ser 24B, AMT	5.00%	07/01/33	139,953
260,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	5.00%	05/15/25	269,065
265,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	5.00%	05/15/26	275,816
100,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/25	106,429
100,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/26	107,892
930,000	Yamhill Cnty OR Hosp Auth Friendsview Temps 50, Ser B-3	1.75%	11/15/26	878,521
				2,270,851
	Pennsylvania – 5.9%
315,000	Allegheny Vly PA Jt Sewage Auth Green Bond, BAM	4.00%	08/01/25	333,849
235,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Tobacco Master Stlmt Payment Bonds	5.00%	06/01/26	256,338
295,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/23	298,538
660,000	Dauphin Cnty PA Gen Auth Hlth Sys Rev Ref Pinnacle Hlth Sys Proj, Ser A	4.00%	06/01/32	674,071
265,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	5.00%	12/01/26	297,402
90,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/24	95,216
175,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/25	189,024
390,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	417,971
170,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/30	181,167
50,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/24	52,062
75,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/25	79,724
75,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/26	81,040
500,000	Lancaster PA Ref, BAM	5.00%	05/01/25	541,318
80,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	5.00%	03/01/24	82,516
150,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	5.00%	03/01/25	156,917
255,000	Lehigh Cnty PA Gen Purp Auth Revs Ref Lehigh Carbon Cmnty Clg, Ser 2016, BAM	5.00%	11/01/26	281,164
245,000	Monroeville PA Fin Auth Upmc Rev	5.00%	02/15/30	245,320
345,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	4.00%	12/01/22	346,312
175,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/26	185,889
2,000,000	N Wales PA Wtr Auth Ref	3.00%	11/01/23	2,030,058
400,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	424,868
210,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/27	225,176
150,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/30	158,990
180,000	PA St Econ Dev Fing Auth Rev Ref Upmc	4.00%	03/15/35	182,221
545,000	PA St Econ Dev Fing Auth Upmc Rev Ref, Ser A	5.00%	11/15/29	607,296
465,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	465,460
595,000	PA St Turnpike Commn Turnpike Rev Ref Sub	5.00%	06/01/27	650,213
720,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/28	792,362
80,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	84,481
200,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A-1	5.00%	12/01/30	216,044
500,000	Philadelphia PA Arpt Rev Ref, Ser A	5.00%	07/01/23	515,068
570,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Ref String Theory Chrt Sch Proj (b)	5.00%	06/15/24	584,902
300,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Ref String Theory Chrt Sch Proj (b)	5.00%	06/15/25	310,429
135,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	145,228
155,000	Philadelphia PA Gas Wks Rev Ref 1998 Gen Ordinance, 15th Ser	5.00%	08/01/22	155,000

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$35,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	$39,758
25,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	26,318
435,000	Philadelphia PA, Ser B	4.00%	08/01/35	443,575
1,200,000	Pittsburgh PA Wtr & Swr Auth Ref 1st Lien, Ser A	5.00%	09/01/23	1,239,142
400,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/25	420,683
350,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/26	374,147
820,000	Scranton PA Sch Dist Ref, Ser D	5.00%	06/01/27	890,325
325,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/25	354,292
1,240,000	Wilkes-Barre PA Area Sch Dist, Ser B, BAM	5.00%	08/01/27	1,394,769
375,000	Wyoming PA Area Sch Dist Ref, Ser A, AGM	4.00%	11/01/24	393,672
				17,920,315
	Puerto Rico – 0.2%
299,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/24	280,842
328,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/27	277,092
168,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	130,084
				688,018
	Rhode Island – 0.2%
445,000	RI St Hlth & Eductnl Bldg Corp Pub Schs Rev Ref Providence Pub Bldg Auth, AGM	5.00%	05/15/28	481,232
	South Carolina – 1.0%
140,000	N Charleston SC Ltd Oblig	5.00%	10/01/22	140,789
1,000,000	Saxe Gotha Lexington Pub Facs Corp SC Rev Corley Mill Redev Proj Area, BANS	2.00%	03/17/23	998,913
1,000,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/27	990,556
250,000	SC St Pub Svc Auth Rev Ref, Ser A	5.00%	12/01/24	265,365
625,000	SC St Pub Svc Auth Rev Ref, Ser A	5.00%	12/01/30	671,183
				3,066,806
	South Dakota – 0.3%
310,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/27	336,066
330,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	350,205
100,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/25	101,260
150,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/26	152,289
				939,820
	Tennessee – 2.1%
145,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Trevecca Nazarene Univ Proj, Ser B	4.00%	10/01/26	147,347
350,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Vanderbilt Univ Med Ctr, Ser A	5.00%	07/01/40	372,182
150,000	Tennergy Corp TN Gas Rev, Ser A	4.00%	03/01/24	153,141
300,000	Tennergy Corp TN Gas Rev, Ser A	4.00%	09/01/25	309,816
500,000	Tennergy Corp TN Gas Rev, Ser A	4.00%	03/01/26	517,482
310,000	TN Energy Acq Corp Cmdy Proj Rev The TN Energy Acq Corp Cmdy Proj, Ser A	5.00%	11/01/24	325,296
1,815,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	1,863,382
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$1,950,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	$1,974,565
565,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	610,242
				6,273,453
	Texas – 12.4%
500,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/25	542,562
500,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	523,030
125,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	126,587
315,000	Brazoria Cnty TX Muni Util Dist #55, BAM	4.00%	09/01/24	328,990
320,000	Brazoria Cnty TX Muni Util Dist #55, BAM	4.00%	09/01/25	340,210
240,000	Brazoria Cnty TX Ref	5.00%	03/01/27	265,430
295,000	Celina TX Spl Assmt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Phase #1 Proj, BAM	4.00%	09/01/24	306,733
290,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/27	314,871
150,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/25	159,591
25,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	27,320
150,000	Chisum TX Indep Sch Dist Ref Sch Bldg	5.00%	08/15/23	155,206
320,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Sch, Ser T	5.00%	08/15/22	320,366
35,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs, Ser B	5.00%	08/15/24	36,888
200,000	Club Muni Mgmt Dist #1 TX Spl Assmnt Rev Impt Area #2 Proj (b)	2.50%	09/01/26	186,695
400,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/26	442,873
207,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (b)	3.38%	09/15/26	194,246
100,000	Cypress Fairbanks TX Indep Sch Dist Ref Sch Bldg	5.00%	02/15/27	110,804
1,000,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/30	1,048,103
325,000	Denton Cnty TX Fresh Wtr Sply Dist #10 Ref, AGM	2.00%	09/01/22	325,119
1,000,000	Denton Cnty TX Hsg Fin Corp Var Pathway on Woodrow Apts (Mandatory put 02/01/25)	5.00%	02/01/26	1,060,441
200,000	Fort Bend Cnty TX Muni Util Dist #128, AGM	3.00%	09/01/23	202,590
1,005,000	Fort Bend Cnty TX Muni Util Dist #182, BAM (c)	5.25%	09/01/26	1,119,859
265,000	Fort Bend Cnty TX Muni Util Dist #58, AGM	4.00%	04/01/25	279,856
1,250,000	Fort Bend TX Indep Sch Dist Var Remk, Ser A (Mandatory put 08/01/24)	2.38%	08/01/49	1,254,722
585,000	Fort Bend TX Muni Util Dist #169 Contract Rev Road Facs, Ser B, BAM	4.00%	12/01/25	623,541
585,000	Fort Bend TX Muni Util Dist #169 Contract Rev Road Facs, Ser B, BAM	4.00%	12/01/26	632,234
465,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/25	441,783
560,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/27	513,705
505,000	Goliad Cnty TX Indep Sch Dist Ref	4.00%	08/15/26	535,511
105,000	Guadalupe-Blanco River Auth TX Ref Westn Canyon Regl Wtr Sply Proj, Ser A	5.00%	04/15/33	107,558
1,475,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	5.00%	11/15/23	1,533,352
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Memorial Herman Hlth Sys, Ser A	5.00%	12/01/26	1,066,648
100,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Var Memorial Hermann Hlth Sys, Ser B-1 (Mandatory put 12/01/22)	5.00%	07/01/49	101,170
260,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Var Memorial Hermann Hlth System, Ser B-2 (Mandatory put 12/01/24)	5.00%	07/01/49	277,877
1,340,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Var Ref Memorial Hermann Hlth Sys, Ser C-2 (Mandatory put 12/01/24)	5.00%	06/01/32	1,432,134

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$100,000	Houston TX Arpt Sys Rev Ref Sub, Ser B	5.00%	07/01/26	$111,103
1,275,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	1,326,321
450,000	Houston TX Util Sys Rev Ref 1st Lien, Ser A	3.00%	11/15/22	452,112
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/23	229,510
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/25	240,776
975,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (b)	5.25%	08/15/35	1,035,077
405,000	Lazy Nine TX Muni Util Dist #1B, Ser A, AGM	4.00%	03/01/25	426,967
305,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/28	341,491
1,300,000	Love Field TX Arpt Modernization Corp Gen Arpt Rev, AMT	5.00%	11/01/23	1,346,865
405,000	Love Field TX Arpt Modernization Corp Gen Arpt Rev, AMT	5.00%	11/01/31	436,491
250,000	Love Field TX Arpt Modernization Corp Spl Facs Rev Southwest Airls Co Proj	5.00%	11/01/22	252,072
435,000	Lower CO River TX Auth Trans Contract Rev Ref	5.00%	05/15/23	446,043
500,000	Matagorda Cnty TX Nav Dist #1 Var Rev Cent Pwr & Lt Ref Remk, AMT (Mandatory put 09/01/23)	0.90%	05/01/30	493,339
200,000	Mcallen TX Indep Sch Dist Ref, Ser A	5.00%	02/15/23	203,813
275,000	Mclendon Chisholm TX Spl Assmnt Rev Ref Sonoma Pub Impt Dt Phase 1 Proj, BAM	4.00%	09/15/24	286,055
1,000,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, AMT (Mandatory put 11/01/22)	2.00%	01/01/26	999,985
440,000	Montgomery Cnty TX Muni Util Dist #105, BAM	4.63%	09/01/25	475,569
450,000	Montgomery Cnty TX Muni Util Dist #105, BAM	4.63%	09/01/26	495,423
400,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (b)	3.00%	09/15/26	384,191
500,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (b)	3.63%	09/15/26	496,642
140,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/36	152,516
200,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/24	202,852
45,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	48,687
105,000	N TX Tollway Auth Rev Ref Sys 1st Tier, Ser A	5.00%	01/01/25	109,539
1,000,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/25	1,043,225
635,000	New Hope Cultural Edu Facs Fin Corp TX Edu Rev Ref Jubilee Acad Ctr (b)	4.00%	08/15/25	634,632
80,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	3.00%	01/01/24	77,935
700,000	NW Harris Cnty TX Muni Util Dist #5 Ref, BAM	4.00%	05/01/24	726,369
1,350,000	NW Harris Cnty TX Muni Util Dist #5 Ref, BAM	4.00%	05/01/25	1,427,783
105,000	Oak Point TX Spl Assmnt Rev Wildridge Pub Impt Dist #1 Impt Area #2 Proj Accd Inv (b)	3.50%	09/01/23	105,111
1,280,000	Pasadena TX Indep Sch Dist Ref	5.00%	02/15/24	1,346,520
330,000	Richardson TX Ref	5.00%	02/15/25	356,558
1,180,000	SA Energy Acq Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/25	1,266,183
700,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/25	744,527
345,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	360,342
200,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/27	219,830
630,000	Viridian TX Muni Mgmt Dist Unlimited Tax Road Impt Bonds, BAM	4.00%	12/01/29	673,917
385,000	Wilbarger Creek TX Muni Util Dist #2, AGM	4.00%	09/01/26	415,113
300,000	Williamson Cnty TX Muni Util Dist #12, BAM	4.50%	08/15/25	322,651
				37,652,740
	Utah – 0.0%
135,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Spectrum Acdmy Proj	4.00%	04/15/24	139,234
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia – 0.2%
$310,000	Hampton Roads VA Santn Dist Wstwtr Rev Prerefunded Sub, Ser A	5.00%	08/01/28	$348,235
125,000	Prince George Cnty VA Ref	5.00%	08/01/22	125,000
125,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/25	132,871
125,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/26	134,642
				740,748
	Washington – 2.0%
2,000,000	King Cnty WA Swr Rev Ref & Impt, Ser B	5.00%	07/01/39	2,063,422
1,315,000	King Cnty WA Swr Rev Ref, Ser B	5.00%	07/01/26	1,393,277
150,000	Seattle WA Wtr Sys Rev Ref & Impt	5.00%	05/01/28	162,521
310,000	Tobacco Stlmt Auth WA Tobacco Stlmt Rev Ref	5.00%	06/01/23	317,793
195,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (b)	5.00%	12/01/24	207,122
300,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (b)	5.00%	12/01/26	330,912
1,555,000	WA St, Ser B, COPS	5.00%	07/01/24	1,651,499
				6,126,546
	West Virginia – 0.2%
500,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	512,769
	Wisconsin – 2.2%
100,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/26	101,104
185,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/25	194,172
165,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj Ref, Ser A	5.00%	06/01/23	169,123
285,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/25	291,794
300,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/26	307,275
325,000	Pub Fin Auth WI Rev Roseman Univ of Hlth Sciences Proj (b)	3.00%	04/01/25	321,870
465,000	Racine Cnty WI Ref, Ser A	1.00%	03/01/23	462,380
250,000	Univ Hosps & Clinics Auth WI Var Ref Univ WI Hosp & Clinic Oblig Grp, Ser B (a)	1.87%	04/01/48	250,000
1,000,000	Univ Hosps & Clinics Auth WI, Ser A	5.00%	04/01/38	1,022,681
275,000	WI St Clean Wtr Rev Ref	5.00%	06/01/26	290,669
810,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	868,118
85,000	WI St Hlth & Eductnl Facs Auth Rev Ref Froedtert Hlth Inc Oblg, Ser A	4.00%	04/01/39	84,220
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth Sys Inc, Ser B1 (Mandatory put 02/15/25)	5.00%	02/15/52	529,946
130,000	WI St Hlth & Eductnl Facs Auth Rev Ref Oakwood Lutheran Sr Ministries	4.00%	01/01/23	130,424
160,000	WI St Hlth & Eductnl Facs Auth Rev Ref Oakwood Lutheran Sr Ministries	4.00%	01/01/24	161,333
155,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/30	161,541
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref St Johns Cmntys Inc, Ser B	5.00%	09/15/45	1,004,139

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$155,000	WI St Hlth & Eductnl Facs Auth Rev Three Pillars Sr Living Cmntys, Ser A	4.00%	08/15/24	$156,947
				6,507,736
Total Investments – 97.0%	293,788,651
(Cost $298,850,701)
Net Other Assets and Liabilities – 3.0%	9,178,351
Net Assets – 100.0%	$302,967,002

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2022, securities noted as such amounted to $13,688,107 or 4.5% of net assets.
(c)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2022. Interest will begin accruing on the security’s first settlement date.
(d)	Zero coupon bond.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 293,788,651	$ —	$ 293,788,651	$ —

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.7%
	Alabama – 5.4%
$1,000,000	AL St Corrs Instn Fin Auth Rev Corrections Institution Fin Auth, Ser A	5.00%	09/01/22	$1,002,724
300,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A	5.00%	12/01/23	310,522
1,955,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	1,994,335
750,000	Black Belt Energy Gas Dist AL Gas Proj Rev Gas Proj Rev Bonds Proj No.7, Ser C-1	4.00%	12/01/22	753,439
400,000	Black Belt Energy Gas Dist AL Gas Proj Rev Gas Proj, Ser E	5.00%	06/01/23	408,926
200,000	Black Belt Energy Gas Dist AL Gas Sply Rev Ref, Ser D1	4.00%	06/01/23	202,728
2,750,000	Hlthcare Auth for Baptist Hlth AL Var Ref, Ser B (a)	1.71%	11/01/42	2,750,000
3,400,000	Homewood AL Capital Impt Warrants	5.00%	09/01/42	3,409,768
1,155,000	Lower AL Gas Dist Gas Proj Rev Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,180,518
350,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A	4.00%	06/01/23	354,167
500,000	SE Energy Auth AL Cmdy Sply Rev Proj #4, Ser B-1	5.00%	08/01/23	510,729
2,500,000	Wilsonville AL Indl Dev Brd Poll Control Rev Var Ref AL Pwr Co, Ser D (a)	1.90%	01/01/24	2,500,000
				15,377,856
	Alaska – 0.3%
500,000	AK St Indl Dev & Export Auth Rev Gtr Fairbanks Cmnty Hosp Fndtn Proj	5.00%	04/01/23	510,099
350,000	Anchorage AK Ref, Ser B	5.00%	09/01/22	351,023
				861,122
	Arizona – 1.1%
600,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/22	603,378
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	05/01/23	1,023,815
180,000	Glendale AZ Transprtn Excise Tax Rev Ref, AGM	5.00%	07/01/23	185,625
300,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Sch Proj	5.00%	07/01/23	307,658
150,000	Maricopa Cnty AZ Indl Dev Auth Ref Banner Hlth Oblig Grp, Ser A	5.00%	01/01/23	152,111
150,000	Nthrn AZ Univ Ref Sys, BAM	5.00%	06/01/23	154,252
285,000	Salt Verde AZ Finl Corp Sr Gas Rev Sr	5.25%	12/01/23	294,972
255,000	Univ Med Ctr Corp AZ Hosp Rev	5.50%	07/01/26	264,120
165,000	Yavapai Cnty AZ Indl Dev Auth Hosp Fac Ref Yavapai Regl Med Ctr	5.00%	08/01/22	165,000
				3,150,931
	Arkansas – 0.0%
110,000	El Dorado AR Wtr & Swr Rev Ref Green Bond, Ser A, BAM	3.00%	10/01/22	110,196
	California – 7.9%
750,000	CA St Hlth Facs Fing Auth Rev Kaiser Permanente, Ser C (Mandatory put 11/01/22)	5.00%	08/01/31	756,249
3,000,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Passenger Rail Proj Remk, Ser A, AMT (Mandatory put 01/26/23) (b)	0.85%	01/01/50	2,970,332
375,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser B, AMT (Mandatory put 01/17/23)	2.35%	07/01/51	375,081
2,000,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Waste Mgmt Inc Proj Remk, AMT (Mandatory put 09/01/22)	2.10%	10/01/45	1,999,775
1,000,000	CA St Sch Fin Auth Chrt Sch Rev Classical Academies Proj, Ser A-1	7.38%	10/01/43	1,009,784

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$180,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C	4.00%	08/01/22	$180,000
2,000,000	Foothill Estrn Transprtn Corridor Agy CA Toll Road Rev Cap Apprec Sr Lien, Ser A	(c)	01/01/23	1,987,649
425,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/23	436,977
335,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	346,315
2,000,000	Los Angeles CA Trans	4.00%	06/29/23	2,045,854
525,000	Los Angeles Cnty CA Pub Wks Fing Auth Lease Rev Multiple Capital Projs II	5.00%	08/01/26	525,000
535,000	Los Angeles Cnty CA Pub Wks Fing Auth Lease Rev Multiple Capital Projs II	5.00%	08/01/27	535,000
250,000	Los Angeles Cnty CA Pub Wks Fing Auth Lease Rev Multiple Capital Projs II	5.00%	08/01/42	250,000
2,000,000	Los Angeles Cnty CA Trans	4.00%	06/30/23	2,045,950
100,000	Montebello CA Pub Fing Auth Rev Ref Lease, Ser B, AGM	5.00%	11/01/22	100,813
1,345,000	Mount Diablo CA Unif Sch Dist Ref, Ser B	4.00%	08/01/22	1,345,000
250,000	Peralta CA Cmnty Clg Dist, Ser A	5.00%	08/01/22	250,000
710,000	Riverside Cnty CA Trans	5.00%	06/30/23	731,877
1,000,000	San Diego CA Unif Sch Dist Trans, Ser A	4.00%	06/30/23	1,022,330
100,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref Spl Facs Lease SFO Fuel Co LLC, Ser A, AMT	5.00%	01/01/23	101,248
3,000,000	Santa Clara Cnty CA Election 2008, Ser B	4.00%	08/01/41	3,000,000
430,000	Sthrn CA Pub Pwr Auth Nat Gas Proj Rev Proj No 1, Ser A	5.25%	11/01/22	433,209
70,000	Tahoe Truckee CA Unif Sch Dist Ref Sch Facs Impt Dist #2, Ser B	4.00%	08/01/22	70,000
				22,518,443
	Colorado – 2.1%
105,000	CO St Hgr Edu Capital Const Lease Pur Prog Ref, Ser A, COPS	5.00%	11/01/22	105,944
2,000,000	CO St Hlth Facs Auth Hosp Rev Frasier Meadows Retmnt Cmnty Proj, Ser B	5.00%	05/15/48	2,051,041
185,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	195,859
125,000	CO St Hlth Facs Auth Rev Catholic Hlth Initiatives, Ser A	5.25%	01/01/45	126,819
180,000	Denver City & Cnty CO Arpt Rev Sys, Ser A, AMT	5.00%	11/15/22	181,658
275,000	Denver City & Cnty CO Arpt Rev Sys, Ser B	5.00%	11/15/32	277,805
2,000,000	Denver CO Convention Ctr Hotel Auth Rev Ref Sr	5.00%	12/01/23	2,063,219
195,000	Gold Hill Mesa Met Dist #2 CO Ltd Tax & Spl Rev Ref, Ser A, BAM	5.00%	12/01/22	196,401
250,000	Leyden Rock Met Dist CO Ref, AGM	5.00%	12/01/23	260,581
275,000	Rendezvous CO Rsdl Met Dist Ref, AGM	4.00%	12/01/22	277,093
170,000	Woodmen Road CO Met Dist Ref, BAM	4.00%	12/01/22	171,169
				5,907,589
	Connecticut – 1.6%
700,000	CT St Hgr Edu Supplement Loan Auth Rev Ref St Supported Chesla Loan, Ser A, AMT	5.00%	11/15/22	706,833
100,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/23	102,700
225,000	CT St Ref, Ser B	5.00%	04/15/23	230,645
2,500,000	Danbury CT, BANS	3.00%	07/13/23	2,530,984
30,000	Hamden CT, BAM	5.00%	08/15/23	30,988
500,000	Stratford CT Ref	5.00%	08/01/22	500,000
265,000	Univ of CT CT Ref, Ser A	5.00%	11/01/22	267,268
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$100,000	Univ of CT CT, Ser A	5.00%	01/15/23	$101,550
				4,470,968
	District of Columbia – 0.0%
125,000	DC Hosp Rev Ref Children’s Hosp	5.00%	07/15/23	128,680
	Florida – 5.6%
85,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/22	85,146
85,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/23	85,953
2,000,000	Broward Cnty FL Arpt Sys Rev Ref, Ser P-1, AMT	5.00%	10/01/22	2,010,298
1,980,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.13%	10/01/38	2,057,212
1,500,000	Collier Cnty FL Eductnl Facs Auth Rev Eductnl Facs Hodges Univ Inc	6.13%	11/01/43	1,582,386
1,500,000	FL St Dev Fin Corp Var Brightline Passngr Rail Expan Proj Remk, Ser A, AMT (Mandatory put 04/04/23)	2.90%	12/01/56	1,499,255
100,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Ref Priority Sub Arpt Facs, AMT	5.00%	10/01/23	103,438
445,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/23	461,400
325,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	331,003
215,000	Jacksonville FL Capital Impt Rev Ref	5.00%	10/01/22	216,247
1,250,000	Jacksonville FL Port Auth Ref, AMT	5.00%	11/01/38	1,259,913
100,000	Jacksonville FL Spl Rev Ref, Ser C	5.00%	10/01/24	100,580
240,000	Jea FL Elec Sys Rev Ser Three, Ser A	5.00%	10/01/22	241,400
240,000	Jea FL Elec Sys Rev Sub, Ser A	5.00%	10/01/22	241,400
510,000	Jea FL Elec Sys Rev Sub, Ser B	5.00%	10/01/22	512,975
235,000	Jea FL Elec Sys Rev Sub, Ser D	5.00%	10/01/22	236,383
60,000	Jea FL Elec Sys Rev Unrefunded Sub, Ser B	5.00%	10/01/23	60,353
175,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	5.00%	05/01/25	187,080
155,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Oblig Grp	4.00%	11/15/22	155,544
100,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Univ of Miami, Ser A	4.00%	04/01/23	101,524
95,000	Miami-Dade Cnty FL Sch Brd, Ser B, COPS	5.00%	02/01/30	96,561
105,000	Miami-Dade Cnty FL Seaport Rev, Ser B, AMT	4.00%	10/01/37	105,419
410,000	Miami-Dade Cnty FL Spl Oblig Ref Sub, Ser A	5.00%	10/01/27	412,447
105,000	Miami-Dade Cnty FL Spl Oblig Ref Sub, Ser B, AGM	4.00%	10/01/37	105,445
2,650,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	2,799,130
145,000	Sarasota Cnty FL Util Sys Rev	5.00%	10/01/38	150,789
700,000	Tolomato FL CDD Ref, Ser A, AGM	3.00%	05/01/23	705,495
				15,904,776
	Georgia – 3.7%
1,025,000	Atlanta GA Arpt Rev, Ser B, AMT	5.00%	07/01/23	1,053,240
2,500,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (a)	2.00%	11/01/52	2,500,000
2,065,000	Cobb Cnty GA Sch Dist Nts	3.00%	12/15/22	2,076,868
245,000	GA St Hsg & Fin Auth Rev, Ser A	2.35%	12/01/22	245,515
500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	4.00%	12/01/23	507,665
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/23)	4.00%	04/01/48	2,039,093

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B (d)	5.00%	06/01/24	$519,360
1,105,000	Main Street Nat Gas Inc GA Gas Sply Rev, Subser C (Mandatory put 12/01/23)	4.00%	08/01/48	1,130,544
160,000	Muni Elec Auth of GA Ref Proj 1, Subser A	5.00%	01/01/23	162,031
200,000	Priv Clgs & Univs Auth GA Ref Mercer Univ Proj	5.00%	10/01/22	201,030
				10,435,346
	Idaho – 0.3%
1,000,000	ID St Hlth Facs Auth Hosp Rev Var Che Trinity Hlth Credit Grp Remk, Ser ID (Mandatory put 11/01/22)	1.60%	12/01/48	999,394
	Illinois – 5.3%
130,000	Chicago Heights IL Green Bond, BAM	4.00%	12/01/22	130,994
165,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	163,635
150,000	Chicago IL Brd of Edu Cap Apprec Sch, Ser A, BHAC-CR FGIC	(c)	12/01/22	149,042
1,500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/22	1,512,335
80,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser C	5.00%	01/01/23	81,136
1,500,000	Chicago IL Transit Auth Capital Grant Recpts Rev Ref 5337 St of Good Repair Formula Funds	5.00%	06/01/23	1,539,245
165,000	Chicago IL Wtr Rev Second Lien	5.00%	11/01/23	166,433
150,000	Cook Cnty IL Ref, Ser C	5.00%	11/15/23	151,484
295,000	Cook Cnty IL Sch Dist #97	4.00%	01/01/23	298,124
460,000	IL St	5.00%	05/01/23	470,704
180,000	IL St Fin Auth Hlth Svcs Facs Lease Rev Univ of IL Hlth Svcs Fac Proj	5.00%	10/01/23	185,978
1,500,000	IL St Fin Auth Rev Centegra Hlth Sys	5.00%	09/01/38	1,504,309
175,000	IL St Fin Auth Rev Ref Osf Hlthcare Sys, Ser A	5.00%	11/15/22	176,562
795,000	IL St Fin Auth Rev Ref Rush Univ Med Ctr, Ser A	5.00%	11/15/22	802,556
2,000,000	IL St Fin Auth Rev Rehab Institute of Chicago, Ser A	6.00%	07/01/43	2,068,122
50,000	IL St Ref	4.00%	08/01/25	50,068
440,000	IL St, BAM	5.50%	07/01/24	454,683
200,000	IL St, Ser A	5.00%	12/01/22	202,146
250,000	IL St, Ser A	5.00%	04/01/23	255,202
155,000	IL St, Ser D	5.00%	11/01/22	156,258
275,000	Lake Cnty IL Forest Preservation Dist Ref, Ser A	5.00%	12/15/22	278,524
1,240,000	Mclean & Woodford Cntys IL Cmnty Unit Sch Dist #5 Ref, Ser A	4.00%	12/01/23	1,272,778
1,805,000	Mount Vernon IL Ref, BAM	4.00%	12/15/23	1,859,173
115,000	Peoria IL Ref, Ser C, AGM	5.00%	01/01/23	116,469
575,000	Saint Charles IL Park Dist Ref, Ser B	5.00%	12/15/22	582,240
515,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/23	524,755
				15,152,955
	Indiana – 3.7%
300,000	Bedford IN Sewage Wks Rev Ref Green Bond, BAM	3.50%	01/01/23	302,311
85,000	Carmel IN Redev Auth Lease Rental Rev Multipurpose, Ser A	4.00%	08/01/30	85,000
305,000	Carmel IN Redev Auth Lease Rental Rev Multipurpose, Ser A	4.00%	08/01/35	305,000
2,000,000	IN St Fin Auth Econ Dev Rev Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 09/01/22)	0.65%	05/01/34	1,999,645
3,500,000	IN St Fin Auth Envrnmntl Rev Var Fulcrum Centerpoint LLC Proj, AMT (Mandatory put 11/15/22)	0.28%	12/15/45	3,475,889
2,000,000	IN St Fin Auth Rev Priv Activity OH River Bridges E End Xing P3 Proj, Ser A	5.00%	07/01/48	2,057,869
1,565,000	IN St Hsg & Cmnty Dev Auth SF Mtge Rev Ref, Ser B-2, AMT	5.00%	01/01/23	1,583,034
135,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/24	141,048
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$120,000	IN Univ Revs Ref IN Univ Stdt Fee, Ser Z-1	3.00%	08/01/22	$120,000
100,000	La Porte IN Wtrwks Rev, AGM	4.00%	07/01/23	101,699
470,000	Saint Joseph Cnty IN Arpt Auth Ref, AMT, BAM	4.00%	01/01/23	474,468
				10,645,963
	Iowa – 0.3%
1,000,000	IA St Fin Auth Sol Wst Facs Rev Var Green Bond Gevo Nw Rng Llc Renewable Natrl Gas Proj, AMT (Mandatory put 04/01/24)	1.50%	01/01/42	999,203
	Kansas – 0.1%
320,000	Wichita KS Hlthcare Facs Rev Ref & Impt Larksfield Place, Ser III	5.50%	12/15/25	336,404
	Kentucky – 2.1%
955,000	KY St Asset/Liability Commn Agy Fund Rev Ref Proj Nts Hwy Trust Fund 1st, Ser A, GARVEE	5.00%	09/01/23	988,655
190,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/23	196,405
90,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1 (Mandatory put 06/01/25)	4.00%	12/01/49	92,509
650,000	KY St Turnpike Auth Econ Dev Road Rev Revitalization Projs, Ser A	5.00%	07/01/27	670,311
1,595,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Var Norton Hlthcare Inc, Ser B (Mandatory put 10/01/23)	5.00%	10/01/47	1,649,093
1,500,000	Louisville & Jefferson Cnty KY Met Swr Dist Swr & Drain Sys Subord, BANS	3.00%	10/14/22	1,504,105
275,000	Owensboro KY Ref	3.00%	10/01/22	275,668
610,000	Univ of Louisville KY Rev, Ser B, AGM	5.00%	09/01/23	629,964
				6,006,710
	Louisiana – 2.8%
210,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Athletic Facs Proj, AGM	3.00%	10/01/22	210,489
100,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Lewis Street Parking Garage Proj, AGM	3.00%	10/01/22	100,233
480,000	LA St, Ser A	5.00%	03/01/23	489,796
1,540,000	LA St, Ser A	4.00%	05/15/30	1,570,016
125,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/28	128,836
2,400,000	LA Stadium & Exposition Dist LA, BANS	4.00%	07/03/23	2,429,645
15,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/29	16,138
35,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/34	37,656
280,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/44	301,246
1,245,000	Port New Orleans LA Brd of Commissioners Port Fac Rev Ref, Ser B	5.00%	04/01/31	1,269,897
930,000	Saint John the Baptist Parish LA Rev Ref Marathon Oil Corp Proj Remk, Ser A-1 (Mandatory put 04/01/23)	2.00%	06/01/37	926,702
185,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser C, BAM	5.00%	12/01/23	192,357
255,000	Shreveport LA Wtr & Swr Rev Ref, Ser A, BAM	5.00%	12/01/22	257,674
				7,930,685
	Maine – 0.3%
730,000	Maine St Hlth & Hgr Eductnl Facs Auth Rev Estrn Maine Med Ctr Oblig Grp	5.00%	07/01/33	752,473
150,000	ME St Muni Bond Bank, Ser A, GARVEE	5.00%	09/01/22	150,433
				902,906
	Maryland – 1.4%
2,000,000	Montgomery Cnty MD Pub Fac Proj, Ser A, COPS	5.00%	10/01/22	2,011,568

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$2,000,000	Tender Option Bond Trust Recpts / Ctfs Various States Floaters, Ser 2017-Zf2407 (a) (b)	1.63%	01/01/25	$2,000,000
				4,011,568
	Massachusetts – 2.5%
575,000	Ipswich MA, BANS	1.25%	08/12/22	574,918
1,025,000	MA St Dev Fin Agy Rev N Hill Cmntys, Ser A (b)	6.50%	11/15/43	1,087,362
1,500,000	MA St Eductnl Fing Auth Ref Issue, Ser J, AMT	5.00%	07/01/23	1,538,979
150,000	MA St Eductnl Fing Auth Sr, Ser B, AMT	5.00%	07/01/23	154,036
1,200,000	MA St Hsg Fin Agy Hsg Rev Nts Ref	0.25%	12/01/22	1,194,264
500,000	MA St Port Auth Ref, Ser A, AMT	5.00%	07/01/23	513,914
30,000	Montague MA, Ser A	5.00%	11/15/22	30,305
2,000,370	Pittsfield MA, BANS	2.00%	02/24/23	2,007,940
				7,101,718
	Michigan – 1.1%
425,000	MI St Fin Auth Rev Ref Beaumont Hlth Credit Grp	5.00%	08/01/22	425,000
500,000	MI St Fin Auth Rev Ref Beaumont Spectrum Consolidation, Ser A	5.00%	10/15/22	503,493
150,000	MI St Fin Auth Rev Ref Sub St Revolving Fund Clean	5.00%	10/01/23	150,895
100,000	MI St Fin Auth Rev Second Lien Distrib St Aid Rev Chrt Cnty Wayne	5.00%	11/01/22	100,828
560,000	MI St Hosp Fin Auth Ascension Hlth Credit Grp Remk, Ser A-4	5.00%	11/01/23	582,236
1,490,000	Oakland Univ MI Rev Gen, Ser A	5.00%	03/01/38	1,513,606
				3,276,058
	Minnesota – 1.7%
600,000	Forest Lake MN Indep Sch Dist #831 Ref, Ser A, COPS	4.00%	04/01/23	608,982
305,000	Mankato MN, Ser A (d)	5.00%	02/01/23	309,936
250,000	MN St Hsg Fin Agy Rental Hsg Bonds, Ser B	0.35%	02/01/23	248,290
1,250,000	MN St Rural Wtr Fin Auth Pub Projs Constr Notes	2.63%	12/01/23	1,251,103
2,220,000	Ramsey Cnty MN Ref, Ser A	5.00%	02/01/23	2,258,823
75,000	Saint Paul MN Port Auth Energy Pk Util Co Proj, AMT	5.70%	08/01/36	75,000
				4,752,134
	Mississippi – 0.2%
400,000	MS St Dev Bank Spl Oblg Jackson Wtr & Swr Sys Proj, AGM	6.75%	12/01/26	423,583
100,000	MS St Dev Bank Spl Oblg Jackson Wtr & Swr Sys Proj, AGM	6.75%	12/01/32	105,178
150,000	MS St Ref, Ser F	4.00%	11/01/22	151,055
				679,816
	Missouri – 0.2%
500,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/22	504,006
	Nebraska – 0.7%
300,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	300,719
335,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	335,893
780,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/32	782,080
420,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.25%	09/01/37	421,204
150,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4	5.00%	01/01/24	155,140
80,000	Univ of NE NE Facs Corp Ref, Ser B	4.00%	10/01/22	80,343
				2,075,379
	Nevada – 2.0%
200,000	Clark Cnty NV Passenger Fac Charge Rev Ref Las Vegas Mccarran Intl Arpt, Ser E	5.00%	07/01/23	206,213
835,000	Clark Cnty NV Sch Dist Ref Bldg, Ser A	5.00%	06/15/23	859,360
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$675,000	Clark Cnty NV Sch Dist Ref, Ser A	5.00%	06/15/23	$694,692
2,000,000	Director of the St of NV Dept of Busn & Ind Var Brightline W Passenger Rail Proj Remk, Ser A, AMT (Mandatory put 01/26/23) (b)	0.85%	01/01/50	1,980,221
1,885,000	Yerington NV USDA Interim Debs	1.63%	11/01/23	1,877,250
				5,617,736
	New Jersey – 5.7%
100,000	Atlantic City NJ Brd of Edu Ref Sch Bd Res Fd, AGM	4.00%	04/01/23	101,597
1,352,000	Atlantic Cnty NJ	3.00%	03/15/23	1,364,427
2,000,000	Cherry Hill Twp NJ, BANS	2.00%	10/25/22	2,002,471
1,000,000	Hudson Cnty NJ Impt Auth Loc Unit Loan Prog, Ser B-1 (d)	3.00%	08/04/23	1,010,231
850,000	Newark NJ Ref, Ser A	5.00%	10/01/22	854,405
610,000	Newark NJ Ref, Ser A, BAM	5.00%	10/01/23	631,620
340,000	Newark NJ Ref, Ser B, AGM	5.00%	10/01/23	352,050
700,000	NJ St Covid-19 Go Emergency Bonds, Ser A	4.00%	06/01/23	713,508
25,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	25,725
1,000,000	NJ St Econ Dev Auth Rev Prerefunded Ref Sch Facs Constr, Ser NN	5.00%	03/01/27	1,020,232
1,285,000	NJ St Econ Dev Auth Rev Ref, Ser B	5.00%	11/01/22	1,295,416
50,000	NJ St Econ Dev Auth Rev Sch Facs Constr, Ser KK	5.00%	03/01/23	50,144
500,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Sr Bonds, Ser B, AMT	5.00%	12/01/22	505,478
1,500,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Sr, Ser 1A-1, AMT	5.00%	12/01/22	1,516,434
100,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Sr, Ser 2015-1A, AMT	5.00%	12/01/24	106,146
255,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser B, AMT	5.00%	12/01/23	264,935
180,000	NJ St Transprtn Trust Fnd Auth Transn Sys, Ser B	5.25%	12/15/23	187,957
350,000	NJ St Transprtn Trust Fnd Auth Transn Sys, Ser B, AMBAC	5.25%	12/15/22	354,531
1,500,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser A	5.50%	12/15/22	1,520,792
360,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser A, AGM	5.50%	12/15/22	365,233
400,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser D	5.00%	12/15/23	416,338
1,500,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser A, AGM	5.25%	12/15/22	1,520,429
				16,180,099
	New York – 10.7%
100,000	Build NYC Res Corp NY Rev Acad Leadership Chrt Sch Proj	4.00%	06/15/23	101,059
335,000	E Hampton Town NY, Ser A, BANS	1.50%	08/19/22	334,997
2,000,000	E Ramapo NY Centrl Sch Dist, Ser A, RANS	3.00%	05/31/23	2,018,931
2,000,000	Elmira City NY Sch Dist, BANS	4.00%	06/23/23	2,040,051
1,125,000	Hempstead NY Union Free Sch Dist for 2022-2023 St Aid, RANS	3.75%	06/30/23	1,141,506
2,000,000	Indian River NY Centrl Sch Dist at Philadelphia, BANS	4.00%	06/28/23	2,037,359
600,000	Long Beach NY, BAM	2.00%	09/15/22	600,397
245,000	Met Transprtn Auth NY Rev Ref, Ser F	5.00%	11/15/23	247,318
100,000	Met Transprtn Auth NY Rev Transn, Ser C	5.00%	11/15/22	101,005
370,000	Met Transprtn Auth NY Rev Transprtn, Ser A-1	5.00%	11/15/23	384,646
125,000	Met Transprtn Auth NY Rev Transprtn, Ser B	5.00%	11/15/22	126,257
235,000	Met Transprtn Auth NY Rev Transprtn, Ser E	5.00%	11/15/22	237,363
175,000	Met Transprtn Auth NY Rev Transprtn, Subser A-1	5.00%	11/15/22	176,760
1,000,000	Met Transprtn Auth NY Rev Unrefunded Transptrn, Ser C	5.00%	11/15/28	1,009,501
1,750,000	Met Transprtn Auth NY Rev, Ser A-1, BANS	5.00%	02/01/23	1,777,376
1,000,000	Met Transprtn Auth NY Rev, Ser D-1, BANS	5.00%	09/01/22	1,002,865
130,000	Nassau Cnty NY, Ser B	5.00%	10/01/22	130,739
250,000	New York City NY Hsg Dev Corp Rev, Ser B2	5.00%	07/01/25	257,766
1,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var Ref Sub 2nd General Resolution, Ser DD (a)	1.90%	06/15/33	1,000,000

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$2,000,000	NY City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds Var, Ser F-2 (Mandatory put 07/01/25)	0.60%	05/01/61	$1,880,896
1,630,000	NY City NY Hsg Dev Corp Rev, Ser A	5.00%	07/01/25	1,680,635
2,150,000	NY NY Adj Fiscal 2020, Subser B-3 (a)	1.90%	10/01/46	2,150,000
2,000,000	NY NY Prerefunded, Subser F-1	5.00%	03/01/37	2,040,582
2,000,000	NY NY Var Fiscal 2021 Remk, Ser 3 (a)	1.75%	04/01/42	2,000,000
100,000	NY NY, Ser C	5.00%	08/01/23	100,302
250,000	NY St Dorm Auth Revs Non St Supported Debt Ref, Ser 1	5.00%	01/15/23	253,852
285,000	NY St Dorm Auth Revs Non St Supported Debt Sch Dists Fing Prog, Ser A	5.00%	10/01/22	286,453
125,000	NY St Hsg Fin Agy Affordable Hsg, Ser E	2.13%	11/01/23	125,018
235,000	NY St Hsg Fin Agy Sustainability Bonds, Ser N	1.45%	05/01/23	234,400
180,000	NY St Hsg Fin Agy Sustainability Bonds, Ser Q	1.35%	11/01/23	178,883
2,250,000	NY St Mtge Agy Homeowner Mtge Rev, Ser 183, AMT	3.75%	04/01/23	2,270,731
175,000	NY St Mtge Agy Rev Mtge, 55th Ser, AMT	2.65%	10/01/23	175,909
265,000	NY St Mtge Agy Rev, Ser 51	2.25%	10/01/23	265,925
410,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/22	413,560
245,000	Onondaga NY Civic Dev Corp Le Moyne Clg Proj	5.00%	07/01/23	251,254
255,000	Onondaga NY Civic Dev Corp Le Moyne Clg Proj	5.00%	07/01/24	267,225
155,000	Port Auth of NY & NJ NY Ref Consol Ser 186, AMT	5.00%	10/15/22	155,993
245,000	Port Auth of NY & NJ NY Ref Consolidated Bonds Two Hundred Second, AMT	5.00%	10/15/22	246,570
580,000	Port Auth of NY & NJ NY Ref, Ser 207, AMT	5.00%	09/15/23	598,834
230,000	Rochester NY, Ser II, BANS	2.00%	08/03/22	230,003
100,000	Suffolk Cnty NY, Ser B	2.00%	10/15/22	100,085
85,000	York NY Green Bond, BAM	2.50%	08/15/22	85,032
				30,718,038
	North Dakota – 1.0%
1,500,000	Cass Cnty ND Jt Wtr Res Dist, Ser A	0.48%	05/01/24	1,446,158
50,000	Grand Forks ND Hlthcare Sys Rev Altru Hlth System Ref	5.00%	12/01/23	51,747
1,235,000	Mandan ND Pub Sch Dist #1	5.00%	08/01/22	1,235,000
				2,732,905
	Ohio – 2.5%
200,000	Allen Cnty OH Hosp Facs Rev Ref Bon Secours Mercy Hlth Inc, Ser A	5.00%	12/01/22	202,158
135,000	American Muni Pwr OH Inc OH Rev Ref Combined Hydroelec Proj, Ser A	5.00%	02/15/23	137,493
175,000	American Muni Pwr OH Inc OH Rev Ref Prairie St Energy Cmps Proj, Ser A	5.00%	02/15/23	178,232
150,000	Butler Cnty OH Hosp Facs Ref UC Hlth	4.00%	11/15/23	153,767
2,195,000	Gahanna Jefferson OH City Sch Dist Sch Facs Constr & Impt Bonds, Ser 2021, AGM	2.00%	12/01/22	2,199,274
100,000	Hamilton Cnty OH Hosp Facs Rev Trihealth Inc, Ser A	5.00%	08/15/22	100,122
280,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	5.00%	08/01/23	288,329
100,000	NE OH Med Univ Gen Recpts Ref, Ser A	3.00%	12/01/22	100,423
500,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	489,468
1,000,000	OH St Hgr Eductnl Fac Commn Kenyon Clg Proj	5.00%	07/01/37	1,026,170
1,500,000	OH St Turnpike Commn Junior Lien Infra Projs, Ser A-1	5.25%	02/15/39	1,528,960
240,000	OH St Voting System Acq Proj, COPS	5.00%	09/01/22	240,703
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$330,000	Wood Cnty OH Hosp Facs Rev Prerefunded Ref & Impt Wood Cnty Hosp	5.00%	12/01/37	$333,926
170,000	Wood Cnty OH Hosp Facs Rev Refunded Ref & Impt Wood Cnty Hosp	5.00%	12/01/37	172,022
				7,151,047
	Oklahoma – 1.6%
2,700,000	OK St Dev Fin Auth Gilcrease Expressway W Proj P3 Proj, AMT	1.63%	07/06/23	2,660,098
1,315,000	Tulsa OK	5.00%	03/01/23	1,341,992
500,000	Tulsa OK Arpts Impt Trust, Ser A, AMT	5.63%	06/01/43	515,982
				4,518,072
	Oregon – 1.3%
3,500,000	Crook Cnty OR Sch Dist	5.00%	06/15/37	3,606,631
105,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	5.00%	05/15/23	106,451
				3,713,082
	Pennsylvania – 3.7%
515,000	Allegheny Cnty PA Hosp Dev Auth UPMC, Ser A	5.00%	10/15/22	518,353
150,000	Allegheny Vly PA Jt Sewage Auth Green Bond, BAM	4.00%	08/01/22	150,000
200,000	Berks Cnty PA Indl Dev Auth Hlth Sys Rev Ref Tower Hlth Proj	5.00%	11/01/22	198,828
520,000	Coatesville PA Area Sch Dist Unrefunded Ref, AGM	5.00%	08/01/22	520,000
55,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/23	56,078
235,000	Monroeville PA Fin Auth Upmc Rev Ref, Ser B	5.00%	02/15/23	238,959
180,000	Monroeville PA Fin Auth Upmc Rev Ref, Ser B	3.50%	07/01/23	182,608
1,340,000	N Wales PA Wtr Auth Ref	3.00%	11/01/23	1,360,139
125,000	PA St Econ Dev Fing Auth Pkg Sys Rev Capitol Region Pkg Sys Sr, Ser A, AGM	5.00%	01/01/23	126,665
500,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Var Draw Down Rep Svcs Inc Remk, Ser B-2, AMT (Mandatory put 01/17/23)	0.30%	04/01/49	500,107
2,000,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Var Waste Mgmt Inc Proj Remk, AMT (Mandatory put 11/01/22)	2.00%	08/01/45	2,000,018
925,000	PA St Hgr Eductnl Facs Auth Rev Univ PA Hlth Sys, Ser A	5.00%	08/15/26	926,209
175,000	PA St Hgr Eductnl Facs Auth Rev Univ PA Hlth Sys, Ser A	5.00%	08/15/31	175,229
1,900,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/22	1,900,000
155,000	Philadelphia PA Ref, Ser A	5.00%	08/01/22	155,000
215,000	Philadelphia PA Ref, Ser A	5.00%	08/01/23	221,720
260,000	Philadelphia PA Sch Dist, Ser A	5.00%	09/01/23	268,821
200,000	Riverside PA Sch Dist Ref, BAM	2.00%	10/15/22	200,173
255,000	Riverside PA Sch Dist Ref, BAM	3.00%	10/15/23	258,775
300,000	Riverside PA Sch Dist Ref, BAM	4.00%	10/15/24	313,744
275,000	Riverside PA Sch Dist Ref, BAM	4.00%	10/15/25	291,891
70,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/22	70,222
				10,633,539
	Rhode Island – 1.3%
625,000	Cranston RI, Ser 1, BANS	1.00%	08/23/22	624,766
1,000,000	RI St Convention Ctr Auth Rev Ref, Ser A	4.00%	05/15/23	1,018,146
2,000,000	Warwick RI Ref, Ser B	4.00%	08/01/22	2,000,000
				3,642,912

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina – 0.7%
$1,475,000	Saxe Gotha Lexington Pub Facs Corp SC Rev Corley Mill Redev Proj Area, BANS	2.00%	03/17/23	$1,473,396
370,000	SC St Pub Svc Auth Rev Ref Obligs, Ser C	5.00%	12/01/22	374,227
100,000	SC St Pub Svc Auth Rev Ref, Ser B	5.00%	12/01/22	101,143
				1,948,766
	South Dakota – 0.5%
980,000	SD St Eductnl Enhancement Funding Corp Tobacco Set, Ser B	5.00%	06/01/24	1,007,123
355,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/22	358,181
				1,365,304
	Tennessee – 1.7%
5,000	Jackson TN Hosp Rev Prerefunded Ref Jackson Madison Cnty Hosp	5.00%	04/01/23	5,110
220,000	Jackson TN Hosp Rev Unrefunded Ref Jackson Madison Cnty Hosp	5.00%	04/01/23	224,444
250,000	Memphis TN Elec Sys Rev	5.00%	12/01/22	252,974
135,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Trevecca Nazarene Univ Proj, Ser B	4.00%	10/01/23	136,770
500,000	TN St Energy Acq Corp Gas Rev	5.00%	11/01/22	503,112
1,000,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	1,012,597
1,085,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/22	1,087,538
610,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/23	626,220
860,000	TN St Energy Acq Corp Gas Rev, Ser C	5.00%	02/01/23	870,185
				4,718,950
	Texas – 9.9%
250,000	Aldine TX Indep Sch Dist Ref	5.00%	02/15/23	254,766
40,000	Arlington TX Hgr Edu Fin Corp Edu Rev Kipp TX Inc	5.00%	08/15/23	41,384
230,000	Austin TX Cmnty Clg Dist	5.00%	08/01/22	230,000
1,000,000	Austin TX Ref	5.00%	09/01/22	1,002,856
200,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	202,540
305,000	Brazoria Cnty TX Muni Util Dist #55, BAM	4.00%	09/01/23	312,232
2,115,000	Brd of Managers TX Jt Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/22	2,130,051
205,000	Bridgeport TX Ctfs Oblig, BAM	4.00%	08/15/22	205,188
260,000	Centrl TX Regl Mobility Auth Rev Ref Sr Lien, Ser A, AGM	5.00%	01/01/43	263,735
1,320,000	Clear Creek TX Indep Sch Dist Remk, Ser B (Mandatory put 08/15/22)	1.35%	02/15/32	1,319,805
310,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Sch, Ser T	5.00%	08/15/22	310,355
650,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/23	670,073
150,000	Corsicana TX Ctfs Oblig	4.00%	02/15/23	151,585
250,000	Cotulla TX Indep Sch Dist	5.00%	02/15/23	254,617
965,000	Cypress Fairbanks TX Indep Sch Dist	5.00%	02/15/25	983,395
100,000	Dallas Fort Worth TX Intl Arpt Rev Jt Impt, Ser B, AMT	5.00%	11/01/34	100,856
1,000,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser A	5.00%	11/01/23	1,039,201
100,000	Dallas TX Wtrwks & Swr Sys Rev Ref, Ser A	5.00%	10/01/37	100,597
90,000	Dallas TX Wtrwks & Swr Sys Rev Unrefunded Ref, Ser A	5.00%	10/01/29	90,537
300,000	Denton Cnty TX Fresh Wtr Sply Dist #10, AGM	2.00%	09/01/22	300,110
805,000	Fort Bend Cnty TX Muni Util Dist #182, BAM (d)	5.25%	09/01/23	834,042
1,250,000	Fort Bend TX Indep Sch Dist Var Remk, Ser A (Mandatory put 08/01/24)	2.38%	08/01/49	1,254,721
490,000	Fort Worth TX Ref & Impt Gen Purp	5.00%	03/01/23	499,511
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$200,000	Gulfgate Redev Auth TX Tax Incr Contract Rev Ref, AGM	4.00%	09/01/22	$200,387
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	5.00%	11/15/23	1,039,560
500,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev 1st Mtge Brazos Presbyterian Homes Inc Proj, Ser B	7.00%	01/01/48	510,973
445,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser C	5.00%	08/15/25	445,581
150,000	Houston TX Ref Pub Impt, Ser A	5.00%	03/01/24	157,932
175,000	Houston TX Util Sys Rev Ref Comb 1st Lien, Ser D	5.00%	11/15/23	182,631
425,000	Kaufman Cnty TX Muni Util Dist #5, BAM	4.00%	03/01/23	430,235
1,990,000	Love Field TX Arpt Modernization Corp Spl Facs Rev Southwest Airls Co Proj	5.00%	11/01/22	2,006,493
115,000	Lower CO River TX Auth Trans Contract Rev Ref Lcra Trans Svcs Corp Proj	5.00%	05/15/23	117,919
265,000	Mclendon Chisholm TX Spl Assmnt Rev Ref Sonoma Pub Impt Dt Phase 1 Proj, BAM	4.00%	09/15/23	269,830
1,500,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, AMT (Mandatory put 11/01/22)	2.00%	01/01/26	1,499,977
420,000	Montgomery Cnty TX Muni Util Dist #105, BAM	4.63%	09/01/23	432,618
430,000	Montgomery Cnty TX Muni Util Dist #105, BAM	4.63%	09/01/24	454,288
125,000	Mueller TX Loc Govt Corp Contract Rev Tax Incr	5.00%	09/01/22	125,345
100,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/23	101,382
165,000	New Hope Cultural Edu Facs Fincorp Tx Edu Rev Ref Jubilee Acad Ctr (b)	4.00%	08/15/22	165,027
130,000	Newark Hgr Edu Fin Corp TX Edu Rev The Hughen Ctr Inc, Ser A	4.00%	08/15/23	133,168
300,000	NW Harris Cnty TX Muni Util Dist #5 Ref, BAM	4.00%	05/01/23	305,266
335,000	SA Energy Acq Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/22	335,000
185,000	Sienna Plantation TX Muni Util Dist #5 Contract Rev, BAM	4.50%	11/01/22	186,342
120,000	Sienna Plantation TX Muni Util Dist #5 Contract Rev, BAM	4.50%	11/01/22	120,871
180,000	Sienna Plantation TX Muni Util Dist #5 Contract Rev, BAM	4.50%	11/01/22	181,306
125,000	Splendora TX Indep Sch Dist Ref Sch Bldg, Ser B	5.00%	02/15/23	127,370
395,000	Stafford TX Econ Dev Corp Sales Tax Rev Ref, BAM	5.00%	09/01/23	408,877
375,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Baylor Hlth Care Sys Proj, Ser A	4.00%	11/15/43	382,161
2,000,000	Tender Option Bond Trust Recpts / Ctfs Various States Floaters, Ser 2021-XF1226 (a) (b)	1.36%	08/15/27	2,000,000
120,000	Trinity River TX Auth Red Oak Creek Sys Rev Red Oak Creek System	5.00%	02/01/23	121,990
360,000	TX St Muni Gas Acq & Sply Corp Gas Sply Rev Ref	5.00%	12/15/22	363,190
1,545,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/22	1,561,998
335,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/23	347,175
295,000	TX St Transprtn Commissionst Hwy Fund Rev Ref 1st Tier	5.00%	10/01/22	296,721
315,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref 1st Tier, Ser A	5.00%	08/15/41	315,412
150,000	Viridian TX Muni Mgmt Dist Unlimited Tax Road Impt Bonds, BAM	4.00%	12/01/22	151,177
250,000	Viridian TX Muni Mgmt Dist Unlimited Tax Road Impt Bonds, BAM	4.00%	12/01/23	257,309
				28,287,668
	Utah – 0.0%
105,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	4.00%	04/15/23	106,680
	Virginia – 0.3%
100,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/23	102,332

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia (Continued)
$175,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/24	$182,808
195,000	VA St Res Auth Infra Rev Prerefunded VA Pooled Fing Auth, Ser A	5.00%	11/01/31	196,742
240,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	3.00%	12/01/22	240,043
				721,925
	Washington – 1.0%
200,000	Centrl WA Univ Sys Rev, AGM	5.00%	05/01/23	204,944
1,500,000	King Cnty WA Swr Rev Ref & Impt, Ser B	5.00%	07/01/39	1,547,567
1,100,000	Port of Seattle WA Rev Intermediate Lien, AMT	5.00%	04/01/23	1,120,747
100,000	WA St Hlthcare Facs Auth Ref Seattle Childrens Hosp, Ser B	5.00%	10/01/25	100,588
				2,973,846
	West Virginia – 0.2%
175,000	Morgantown WV Comb Util Sys Rev Ref Green Bonds, Ser A, BAM	3.00%	12/01/22	175,857
495,000	WV St Wtr Dev Auth Infra Rev Ref W VA Infra & Jobs Dev Council Prog, Ser A	5.00%	10/01/22	498,012
				673,869
	Wisconsin – 4.2%
200,000	Brown Cnty WI Ref, AMT	4.00%	11/01/22	201,156
75,000	Kaukauna WI Elec Sys Rev Ref, BAM	4.00%	12/15/22	75,636
855,000	Milwaukee WI Promissory Nts, Ser N1	5.00%	02/01/23	869,823
410,000	Milwaukee WI Ref Prom Nts, Ser N2	4.00%	03/15/25	430,360
380,000	Milwaukee WI Ref Promissory Nts, Ser N4	5.00%	04/01/23	388,696
490,000	Milwaukee WI Ref Promissory Nts, Ser N4	5.00%	04/01/24	515,592
1,245,000	Pub Fin Auth WI Chrt Sch Rev Voyager Fndtn Inc Proj, Ser A	5.13%	10/01/45	1,252,475
65,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/23	65,661
1,877,000	Tender Option Bond Trust Recpts / Ctfs Various States Floaters, Ser 2020-XF2869 (a) (b)	1.55%	11/01/25	1,877,000
2,000,000	Waukesha WI, Ser C, NANS	3.00%	07/01/23	2,018,972
55,000	WI St Hlth & Eductnl Facs Auth Rev Ref Saint John’s Cmntys Inc, Ser B	3.00%	09/15/22	54,992
165,000	WI St Hlth & Eductnl Facs Auth Rev Ref Saint John’s Cmntys Inc, Ser B	3.00%	09/15/23	164,654
650,000	WI St Hlth & Eductnl Facs Auth Rev Ref St Johns Cmntys Inc, Ser B	5.00%	09/15/37	652,690
3,300,000	WI St Hlth & Eductnl Facs Auth Rev Ref St Johns Cmntys Inc, Ser B	5.00%	09/15/45	3,313,657
150,000	WI St Hlth & Eductnl Facs Auth Rev Three Pillars Sr Living Cmntys, Ser A	4.00%	08/15/23	151,273
100,000	WI St Transprtn Rev Prerefunded, Ser 1	5.00%	07/01/25	103,125
				12,135,762
Total Investments – 98.7%	282,081,006
(Cost $282,875,257)
Net Other Assets and Liabilities – 1.3%	3,725,674
Net Assets – 100.0%	$285,806,680

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2022
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2022, securities noted as such amounted to $12,079,942 or 4.2% of net assets.
(c)	Zero coupon bond.
(d)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2022. Interest will begin accruing on the security’s first settlement date.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COPS	Certificates of Participation
FGIC	Financial Guaranty Insurance Co.
GARVEE	Grant Anticipation Revenue Vehicle
NANS	Note Anticipation Notes
NATL-RE	National Public Finance Guarantee Corp.
RANS	Revenue Anticipation Notes

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 282,081,006	$ —	$ 282,081,006	$ —

*	See Portfolio of Investments for state breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2022
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$ 293,788,651	$ 282,081,006
Cash	9,425,660	11,074,329
Receivables:
Interest	2,899,766	2,798,823
Investment securities sold	2,309,030	10,000
Fund shares sold	2,007,927	—
Total Assets	310,431,034	295,964,158
LIABILITIES:
Payables:
Investment securities purchased	7,377,392	10,098,830
Investment advisory fees	86,640	58,648
Total Liabilities	7,464,032	10,157,478
NET ASSETS	$302,967,002	$285,806,680
NET ASSETS consist of:
Paid-in capital	$ 308,613,147	$ 286,628,111
Par value	151,000	143,000
Accumulated distributable earnings (loss)	(5,797,145)	(964,431)
NET ASSETS	$302,967,002	$285,806,680
NET ASSET VALUE, per share	$20.06	$19.99
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	15,100,002	14,300,002
Investments, at cost	$298,850,701	$282,875,257
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2022
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$ 3,116,712	$ 1,577,885
Total investment income	3,116,712	1,577,885
EXPENSES:
Investment advisory fees	1,152,946	876,020
Total expenses	1,152,946	876,020
Fees waived by the investment advisor	(419,253)	(389,342)
Net expenses	733,693	486,678
NET INVESTMENT INCOME (LOSS)	2,383,019	1,091,207
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,312,369)	(222,475)
Futures contracts	597,084	—
Net realized gain (loss)	(715,285)	(222,475)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,724,216)	(1,308,746)
Futures contracts	107,844	—
Net change in unrealized appreciation (depreciation)	(7,616,372)	(1,308,746)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,331,657)	(1,531,221)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,948,638)	$(440,014)

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Short Duration Managed Municipal ETF (FSMB)		First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended 7/31/2022	Year Ended 7/31/2021	Year Ended 7/31/2022	Year Ended 7/31/2021
OPERATIONS:
Net investment income (loss)	$ 2,383,019	$ 1,137,743	$ 1,091,207	$ 720,026
Net realized gain (loss)	(715,285)	105,380	(222,475)	(23,155)
Net change in unrealized appreciation (depreciation)	(7,616,372)	1,227,479	(1,308,746)	110,241
Net increase (decrease) in net assets resulting from operations	(5,948,638)	2,470,602	(440,014)	807,112
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,336,031)	(1,101,754)	(1,061,950)	(697,650)
Return of capital	(174,270)	(105,072)	—	—
Total distributions to shareholders	(2,510,301)	(1,206,826)	(1,061,950)	(697,650)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	199,500,283	76,025,129	157,813,719	81,703,675
Cost of shares redeemed	(18,005,523)	(9,324,497)	(35,979,272)	—
Net increase (decrease) in net assets resulting from shareholder transactions	181,494,760	66,700,632	121,834,447	81,703,675
Total increase (decrease) in net assets	173,035,821	67,964,408	120,332,483	81,813,137
NET ASSETS:
Beginning of period	129,931,181	61,966,773	165,474,197	83,661,060
End of period	$302,967,002	$129,931,181	$285,806,680	$165,474,197
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	6,200,002	3,000,002	8,200,002	4,150,002
Shares sold	9,800,000	3,650,000	7,900,000	4,050,000
Shares redeemed	(900,000)	(450,000)	(1,800,000)	—
Shares outstanding, end of period	15,100,002	6,200,002	14,300,002	8,200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Short Duration Managed Municipal ETF (FSMB)
	Year Ended July 31,			Period Ended 7/31/2019 (a)
	2022	2021	2020
Net asset value, beginning of period	$ 20.96	$ 20.66	$ 20.48	$ 20.00
Income from investment operations:
Net investment income (loss)	0.21	0.27	0.38	0.34
Net realized and unrealized gain (loss)	(0.88)	0.33	0.22	0.45
Total from investment operations	(0.67)	0.60	0.60	0.79
Distributions paid to shareholders from:
Net investment income	(0.21)	(0.27)	(0.41)	(0.31)
Return of capital	(0.02)	(0.03)	(0.01)	—
Total distributions	(0.23)	(0.30)	(0.42)	(0.31)
Net asset value, end of period	$20.06	$20.96	$20.66	$20.48
Total return (b)	(3.19)%	2.92%	2.98%	3.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 302,967	$ 129,931	$ 61,967	$ 19,454
Ratio of total expenses to average net assets	0.55%	0.55%	0.55%	0.55% (c)
Ratio of net expenses to average net assets	0.35%	0.43%	0.45%	0.45% (c)
Ratio of net investment income (loss) to average net assets	1.14%	1.33%	2.00%	2.23% (c)
Portfolio turnover rate (d)	35%	16%	58%	66%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended July 31,			Period Ended 7/31/2019 (a)
	2022	2021	2020
Net asset value, beginning of period	$ 20.18	$ 20.16	$ 20.10	$ 20.00
Income from investment operations:
Net investment income (loss)	0.10	0.12	0.25	0.26
Net realized and unrealized gain (loss)	(0.19)	0.02	0.07	0.09
Total from investment operations	(0.09)	0.14	0.32	0.35
Distributions paid to shareholders from:
Net investment income	(0.10)	(0.12)	(0.26)	(0.25)
Net realized gain	—	—	(0.00) (b)	—
Return of capital	—	—	(0.00) (b)	—
Total distributions	(0.10)	(0.12)	(0.26)	(0.25)
Net asset value, end of period	$19.99	$20.18	$20.16	$20.10
Total return (c)	(0.45)%	0.72%	1.61%	1.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 285,807	$ 165,474	$ 83,661	$ 20,098
Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.45% (d)
Ratio of net expenses to average net assets	0.25%	0.26%	0.35%	0.35% (d)
Ratio of net investment income (loss) to average net assets	0.56%	0.61%	1.20%	1.73% (d)
Portfolio turnover rate (e)	79%	44%	149%	145%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the following funds (each a “Fund” and collectively, the “Funds”), each a diversified series of the Trust:
First Trust Short Duration Managed Municipal ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF – (NYSE Arca ticker “FUMB”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery until payment is made. At July 31, 2022, FSMB and FUMB held $3,080,026 and $2,673,569 when-issued or delayed-delivery securities, respectively.
C. Futures Contracts
FSMB may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts at July 31, 2022.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2022, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$2,331,384	$ 4,647	$ —	$ 174,270
First Trust Ultra Short Duration Municipal ETF	1,060,324	1,626	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2021, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$1,095,234	$ 6,520	$ —	$ 105,072
First Trust Ultra Short Duration Municipal ETF	671,972	25,678	—	—
As of July 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$ —	$ (843,738)	$ (4,953,407)
First Trust Ultra Short Duration Municipal ETF	35,776	(220,145)	(780,062)
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of July 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
when there has been a 50% change in ownership. At July 31, 2022, for federal income tax purposes, each Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Short Duration Managed Municipal ETF	$ 843,738
First Trust Ultra Short Duration Municipal ETF	220,145
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2022, the Funds did not incur any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Short Duration Managed Municipal ETF	$ (1,970)	$ 1,970	$ —
First Trust Ultra Short Duration Municipal ETF	(25,510)	25,510	—
As of July 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$ 298,742,058	$ 865,709	$ (5,819,116)	$ (4,953,407)
First Trust Ultra Short Duration Municipal ETF	282,861,068	198,766	(978,828)	(780,062)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
FSMB and FUMB have agreed to pay First Trust an annual unitary management fee of 0.55% and 0.45% of FSMB’s and FUMB’s average daily net assets, respectively. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Funds pursuant to which the Advisor contractually agreed to waive management fees of 0.10% of each Fund’s average daily net assets until November 30, 2022. The Board also approved an additional fee waiver of 0.10% of each Fund’s average daily net assets which will continue through November 30, 2022. These waiver agreements may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Funds or by the Funds’ investment advisor only after the agreement’s termination date. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2022, the Advisor waived fees of $419,253 and $389,342 for FSMB and FUMB, respectively.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$ 251,641,599	$ 69,608,444
First Trust Ultra Short Duration Municipal ETF	214,519,498	119,925,876

For the fiscal year ended July 31, 2022, the Funds had no in-kind transactions.
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2022, on derivative instruments held by FSMB, as well as the primary underlying risk exposure associated with each instrument.
Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$597,084
Net change in unrealized appreciation (depreciation) on futures contracts	107,844
During the fiscal year ended July 31, 2022, the notional value of futures contracts opened and closed were $84,251,482 and $86,906,013, respectively.
The Funds do not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022
Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2023.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters
By operation of law, each of the Funds now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2022, 2021, 2020, and the period from November 1, 2018 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2022, 2021, 2020, and the period from November 1, 2018 (commencement of operations) through July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
For the taxable year ended July 31, 2022, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2022:
	Tax-Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust Short Duration Managed Municipal ETF	99.80%	13.73%
First Trust Ultra Short Duration Municipal ETF	99.85%	17.21%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Valuation Risk. The valuation of municipal bonds or securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 12–13, 2022 meeting, the Board also received a presentation from representatives of the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Advisor’s Municipal Securities Team, discussing the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for each Fund in an amount equal to 0.20% of the Fund’s average daily assets until at least November 30, 2022. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund, after taking into account the contractual fee waivers, was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for FUMB contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2021 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that FSMB outperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2021. The Board also noted that FUMB outperformed its Performance Universe median for the one-year period ended December 31, 2021, underperformed its Performance Universe median for the three-year period ended December 31, 2021 and outperformed its benchmark index for the one- and three-year periods ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	220	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	220	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	220	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	220	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	220	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	220	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

This page intentionally left blank

This page intentionally left blank

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Merger Arbitrage ETF (MARB)

Annual Report
For the Year Ended
July 31, 2022

First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Capital Management L.P. (“First Trust Capital Management” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Merger Arbitrage ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Merger Arbitrage ETF (MARB)
Annual Letter from the Chairman and CEO
July 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Merger Arbitrage ETF (the “Fund”), which contains detailed information about the Fund for the 12-month period ended July 31, 2022.
When it comes to investing one’s capital, it is natural to want to find some analyst, economist, or other pundit who claims to know exactly where the securities markets are headed at any given time. You can find them if you search hard enough, but watch your step. Relying on someone else’s crystal ball predictions, even if they have been fortunate enough to have made a celebrated market call or two in the past, is a fool’s errand, in my opinion. It is tough to reproduce such success. I am, as I have been for my entire career in the financial services industry, an advocate for individual investors seeking out professional assistance to help them meet their goals. If anything, the endless amounts of information flowing through the financial media via the internet and cable channels these days is likely making things more confusing for the average investor looking to get ahead. While some individuals may be adept at sifting through the noise to find those timely nuggets of information that can potentially move the markets, most are not, and one’s financial future is too important to gamble on meme stocks and black swans, in my opinion.
Having said all that, for those investors who do want to steer their own ship, there are now a plethora of packaged products available to meet almost any need or strategy, such as mutual funds, unit investment trusts and exchange-traded funds. With respect to equities, investors can choose from portfolios featuring style investing (growth and value), sectors, subsectors (i.e., Semiconductors are a subsector of the Technology sector), long/short strategies, dividend strategies and many more. There are products out there for both bullish and bearish investors. Again, for those individuals that are not savvy when it comes to investing, know that financial representatives have more of these, and other tools, at their disposal than ever before.
The markets have moved up and down in dramatic fashion in 2022. The stock market, as measured by the S&P 500® Index, declined in price by 20.80% from the close on March 23, 2022 through June 16, 2022, only to reverse course and rise by 17.41% from the close on June 16, 2022 through August 16, 2022, according to data from Bloomberg. So much for the adage “the trend is your friend.” The action in the bond market has been just as frantic. In the U.S. Treasury market, the yield on the 10-Year Treasury Note (“T-Note”) rose 114 basis points (“bps”) from the close on March 31, 2022 through June 14, 2022, only to reverse course and drop by 90 bps from the close on June 14, 2022 through August 1, 2022, according to data from Bloomberg. Suffice it to say that yield swings of this magnitude are not all that common. What is driving these divergent trading patterns? Robust inflation. The Consumer Price Index stood at 8.5% year-over-year in July 2022. A level not seen since the early 1980s. In the hopes of reducing it, the Federal Reserve (the “Fed”) is in the process of hiking interest rates and, in September, is expected to reduce the size of its balance sheet to the tune of $95 billion per month. The concern in the markets is whether or not the Fed’s tightening of monetary policy will push the U.S. economy into a serious recession. Some economists and others in the financial media believe the U.S. is already in a recession. We expect this battle (fight inflation at the expense of economic growth) to continue to play out over the coming months. Keep an eye on the 10-Year T-Note. If the yield rises moving forward, expect the stock and bond markets to struggle and vice versa. If you have not already, I encourage you to forge an investment plan and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Merger Arbitrage ETF (MARB)
The First Trust Merger Arbitrage ETF’s (the “Fund”) investment objective is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts, and derivatives, including total return swaps. The Fund may invest in securities issued by small, mid and large capitalization issuers. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “MARB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/22	Inception (2/4/20) to 7/31/22	Inception (2/4/20) to 7/31/22
Fund Performance
NAV	2.35%	0.00%	0.00%
Market Price	2.46%	0.02%	0.05%
Index Performance
Hedge Fund Research Merger Arbitrage Index	-1.16%	2.15%	5.42%
S&P 500® Index	-4.64%	11.26%	30.35%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Merger Arbitrage ETF (MARB)
Portfolio Sector Allocation	% of Total Investments - Long Positions
Information Technology	31.9%
Financials	23.1
Health Care	14.9
Industrials	11.9
Real Estate	4.8
Materials	4.0
Communication Services	3.8
Utilities	3.2
Consumer Discretionary	2.4
Total	100.0%

Portfolio Sector Allocation	% of Total Investments Sold Short
Financials	100.0%
Total	100.0%
Top Ten Investments - Long Positions	% of Net Assets
Flagstar Bancorp, Inc.	11.2%
Citrix Systems, Inc.	9.5
Umpqua Holdings Corp.	6.7
Switch, Inc., Class A	5.5
Alleghany Corp.	5.2
Sailpoint Technologies Holdings, Inc.	4.8
American Campus Communities, Inc.	4.8
ManTech International Corp., Class A	4.8
LHC Group, Inc.	4.6
MoneyGram International, Inc.	4.5
Total	61.6%

Top Investments Sold Short	% of Net Assets
New York Community Bancorp, Inc.	-7.1%
Columbia Banking System, Inc.	-4.1
Total	-11.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Merger Arbitrage ETF (the “Fund” or “MARB”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
First Trust Capital Management L.P.
First Trust Capital Management L.P. (“First Trust Capital Management” or the “Sub-Advisor”) serves as the Fund’s investment sub-advisor. First Trust Capital Management is an SEC registered investment advisor, founded in 2013 and headquartered in Chicago, Illinois, that specializes in structuring and managing alternative investment, multi-manager, and multi-strategy mutual funds. First Trust Capital Management prides itself on its ability to combine rigorous research and risk management processes with disciplined portfolio construction and management.
Portfolio Management Team
Michael Peck, CFA – Chief Executive Officer and Co-Chief Investment Officer, First Trust Capital Management
Brian Murphy – Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management
Michael Grayson – Portfolio Manager, First Trust Capital Management
The portfolio managers are primarily and jointly responsible for the day to day management of the Fund. Each portfolio manager has served in such capacity for the Fund since 2020.
Commentary
Market Recap
There are many recession indicators that have been flashing red. According to Credit Suisse, the 19% drawdown in the S&P 500® Index during the year-to-date period ended June 30, 2022 indicates an 85% chance of recession. Meanwhile, analysts at Citi believe that the high yield bond market is forecasting a 50% chance of recession, given the widening 500 basis point spread on junk bonds: “The market is well on the way to pricing a recession consistent with the Dotcom and coronavirus (“COVID-19”) pandemic downturns.”
Equity bear markets, risk premium increases, and general financial volatility typically come part and parcel with economic downturns. As it relates to merger and acquisition (“M&A”) markets, we have written many times that merger activity is a confidence game. The better CEOs and corporate boardrooms feel about the prospects for their own businesses, as well as the economy at large, the more willing they will be to grow through acquisitions. The first seven months of 2022 have been as challenging as any we have seen. Despite this, merger activity has been better than we would have thought relative to similar historical market periods. The summer is traditionally extremely slow with very little merger activity as both corporate leaders and investment bankers enjoy vacations and holidays. Given the substantial market decline, and awful tone in the markets, we would have expected this summer to have had very little activity at all. But such was not the case. While it was not what one would call an eruption of merger activity, we did see many deals announced. Additionally, most of the newly announced deals have involved strategic, rather than financial, buyers. The fact that Corporate America is still interested in being transactional when the headlines and interest rate hike expectations were rather dreary is encouraging indeed. Our thinking has been that once the full market audience returns after Labor Day we would see a pickup in activity. However, this unexpected burst of deals is illustrative of the fact acquisitive buyers have not turtled amidst global uncertainty. Should this sentiment persist, more and larger deals should follow in the balance of the year.
Volatile markets in arbitrage land – particularly in the summer months in which we have been navigating as of late – are frequently about not making mistakes. This means not pushing for higher levels of investment when quality deals are not setting up properly, as well as not allocating capital to less desirable transactions, when new merger announcements are not coming fast and furious as a good arbitrageur would prefer. Basic blocking and tackling, good fundamental research, and patience is what is required, and are the hallmarks of our investing approach.
Performance Analysis
For the 12-month period ended July 31, 2022, the Fund returned 2.35% based on net asset value. Comparatively, the Hedge Fund Research Merger Arbitrage Index, the Fund’s benchmark, returned -1.16% for the same period.

Portfolio Commentary (Continued)
First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2022 (Unaudited)
While our merger arbitrage strategy usually provides ‘steady as she goes’ returns, merger investments can experience volatility during extreme market panic. During the same period, the M&A universe experienced its most severe dislocation since the COVID-19 pandemic began in March 2020, in our opinion. Merger arbitrage “spreads” – the difference between a company’s current share price and the consideration paid for its acquisition in an announced merger transaction – widened substantially in the second quarter of 2022. During spread widening events, we prefer to have dry powder in the Fund to take advantage of deeply discounted merger arbitrage investments that have been caught in the market undertow. Our active management process is focused on understanding the fundamental probability of a deal closing irrespective of market conditions. Given our focus on what we think are the highest quality deals, we tend to view macro volatility as a potential opportunity to capitalize on wider deal spreads, knowing that a very high percentage of announced transactions do indeed close. While we have healthy levels of exposure to merger deals across the Fund’s portfolio, we are still content to wait for our pitches and to pursue only those deals we believe have very high probabilities of closing, while being exceptionally thoughtful in our allocation of capital.
Notably, the Fund’s largest contributor during the period was our investment in Advanced Micro Devices, Inc.’s (“AMD”) acquisition of Xilinx, Inc. (“XLNX”). The merger was a $35 billion semiconductor deal announced in October 2020. At the onset, the gating item was clearly the China State Administration for Market Regulation’s (“SAMR”) review of the merger. A challenging review is a frustrating reality for many larger, high-profile technology deals. And on top of that, SAMR is always a blackhole when it comes to assessing timing of its approvals. With that said, we believed that the parties would secure SAMR approval and, accordingly, held an investment in the deal. To summarize, China’s SAMR announced it cleared the transaction in January 2022. As a retrospective in XLNX/AMD, we will chalk this up as another in a long line of precedents where SAMR simply drove the process and was highly unpredictable. We have no legitimate explanation for SAMR causing the deal to confront a timeline of 15 months. The transaction successfully completed in February 2022, and we realized the entirety of the spread in the deal. XLNX/AMD contributed 0.94% to the Fund’s return during the 12-month period ended July 31, 2022.
Otherwise, no one merger position represented an outsized profit and loss attribution during the same period.
Market and Fund Outlook
As arbitrageurs, we recognize we have limits as market prognosticators. That is why you will rarely find us, as a portfolio management team, putting out any sort of opinionated macro commentary. With that said, our general view is that we will suffer some form of a recessive contractionary period. Few people presently reading this recap were in an institutional investment decision-making role in the early 1970s. So almost all of us have never felt, or are informed by, what it’s like to enter an inflation-induced (tightening by the Federal Reserve (the “Fed”)) recession. But we’re about to, in our opinion, which is why the recent risk-on rally worries us today. As a precedent, 1973 was the last inflation-induced (and Fed tightening) recession. The S&P 500® Index (the “Index”) started down 17% in 1973. Then, the Index recovered 11% with people thinking... “all clear.” However, the Index collapsed another 44% through 1974.
We are not asserting the stock market will be cut in half from here. Although it does seem to rhyme with where we are today, to a certain degree. Even if inflation is peaking, we think it is likely that inflation will settle higher than the recent norm. Let’s say 3-4% inflation for round numbers. So, the Fed is still way behind, with the Federal Funds rate currently at 2.5%. Our view is the Fed will be forced to push the Federal Funds rate above 4%. So, what’s our point? We think it’s simply too early to know the direction of markets, good or bad. But we think most would agree that we are in a very treacherous forward-looking period for stocks and bonds. It’s all those things that serve to make us say that it’s too concentrated an approach to put all your eggs in two baskets with stocks and bonds. If you are simply unsure how sticky inflation might be (or not), how far the Fed has to push rates to truly kill that off (or not), or how much all this Fed action will slow the economy (or not), we believe our merger arbitrage strategy is a useful diversifier to a 60/40 portfolio with a low correlation to traditional market indices.
As it relates to our M& A outlook, once we get past Labor Day and see some more economic data, as well as one or two more interest rate increases from the Fed, we think merger activity picks up for the balance of the year. Both corporate buyers as well as private equity firms are sitting on record amounts of cash and as such are both in the position to act on strategic M&A opportunities at more attractive valuations as the market has come down. There is always an adjustment period between sellers wanting to sell at their previous high stock price several months ago and more sanguine buyers pointing out the world has changed. We have seen these periods many times and the two differing viewpoints generally resolve with sellers coming to grips with the new market paradigm and lowering expectations for their takeout price. Whether those dynamics will be repeated after the current episode remains to be seen. However, as expected, we are currently hopeful that they will.

First Trust Merger Arbitrage ETF (MARB)
Understanding Your Fund Expenses
July 31, 2022 (Unaudited)
As a shareholder of the First Trust Merger Arbitrage ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Merger Arbitrage ETF (MARB)
Actual	$1,000.00	$1,012.70	1.69%	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	1.69%	$8.45

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2022 through July 31, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments
July 31, 2022
Shares	Description	Value
COMMON STOCKS – 58.2%
	Auto Components – 1.5%
34,498	Tenneco, Inc., Class A (a) (b)	$650,977
	Banks – 4.1%
101,913	Umpqua Holdings Corp. (b)	1,794,688
	Biotechnology – 1.7%
4,968	Biohaven Pharmaceutical Holding Co., Ltd. (a)	725,427
	Chemicals – 2.4%
34,130	GCP Applied Technologies, Inc. (a)	1,075,095
	Electronic Equipment, Instruments & Components – 1.9%
3,070	Rogers Corp. (a) (b)	826,598
	Gas Utilities – 1.9%
24,899	South Jersey Industries, Inc. (b)	853,538
	Health Care Providers & Services – 5.2%
51,211	Covetrus, Inc. (a)	1,063,652
7,613	LHC Group, Inc. (a)	1,241,376
		2,305,028
	Health Care Technology – 2.2%
40,051	Change Healthcare, Inc. (a) (b)	972,038
	Insurance – 3.2%
1,673	Alleghany Corp. (a) (b)	1,401,104
	IT Services – 6.1%
119,545	MoneyGram International, Inc. (a) (b)	1,214,577
44,051	Switch, Inc., Class A (b)	1,489,365
		2,703,942
	Machinery – 2.8%
33,312	Meritor, Inc. (a) (b)	1,213,223
	Media – 2.3%
48,800	TEGNA, Inc.	1,021,872
	Professional Services – 4.6%
13,363	ManTech International Corp., Class A	1,280,443
30,217	Nielsen Holdings PLC	723,697
		2,004,140
	Semiconductors & Semiconductor Equipment – 2.8%
925	Entegris, Inc.	101,658
69,252	NeoPhotonics Corp. (a) (b)	1,107,339
		1,208,997
Shares	Description	Value

	Software – 8.7%
25,071	Citrix Systems, Inc. (b)	$2,542,450
20,297	Sailpoint Technologies Holdings, Inc. (a)	1,294,340
		3,836,790
	Thrifts & Mortgage Finance – 6.8%
73,092	Flagstar Bancorp, Inc. (b)	3,011,390
	Total Common Stocks	25,604,847
	(Cost $25,264,157)
REAL ESTATE INVESTMENT TRUSTS – 2.9%
	Equity Real Estate Investment Trusts – 2.9%
19,613	American Campus Communities, Inc.	1,281,121
	(Cost $1,270,359)
	Total Investments – 61.1%	26,885,968
	(Cost $26,534,516)
COMMON STOCKS SOLD SHORT – (11.2)%
	Banks – (4.1)%
(60,466)	Columbia Banking System, Inc.	(1,824,259)
	Thrifts & Mortgage Finance – (7.1)%
(293,046)	New York Community Bancorp, Inc.	(3,112,149)
	Total Investments Sold Short – (11.2)%	(4,936,408)
	(Proceeds $4,765,893)
	Net Other Assets and Liabilities – 50.1%	22,081,493
	Net Assets – 100.0%	$44,031,053

(a)	Non-income producing security.
(b)	This security or a portion of this security is segregated as collateral for investments sold short.

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments (Continued)
July 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 25,604,847	$ 25,604,847	$ —	$ —
Real Estate Investment Trusts*	1,281,121	1,281,121	—	—
Total Investments	$ 26,885,968	$ 26,885,968	$—	$—

LIABILITIES TABLE
	Total Value at 7/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (4,936,408)	$ (4,936,408)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Assets and Liabilities
July 31, 2022
ASSETS:
Investments, at value (Cost $26,534,516)	$ 26,885,968
Cash	13,178,739
Restricted Cash	6,932,940
Receivables:
Investment securities sold	1,984,120
Dividends	21,402
Margin interest rebate	4,948
Total Assets	49,008,117
LIABILITIES:
Investments sold short, at value (proceeds $4,765,893)	4,936,408
Investment advisory fees payable	40,656
Total Liabilities	4,977,064
NET ASSETS	$44,031,053
NET ASSETS consist of:
Paid-in capital	$ 43,975,156
Par value	22,000
Accumulated distributable earnings (loss)	33,897
NET ASSETS	$44,031,053
NET ASSET VALUE, per share	$20.01
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,200,002
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Operations
For the Year Ended July 31, 2022
INVESTMENT INCOME:
Dividends	$ 65,500
Interest	12,360
Margin interest rebate	8,705
Other	1,650
Total investment income	88,215
EXPENSES:
Investment advisory fees	173,855
Dividend expense on investments sold short	79,916
Margin interest expense	5,986
Total expenses	259,757
NET INVESTMENT INCOME (LOSS)	(171,542)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	207,411
In-kind redemptions	3,861
Investments sold short	26,539
Net realized gain (loss)	237,811
Net change in unrealized appreciation (depreciation) on:
Investments	357,448
Investments sold short	24,201
Net change in unrealized appreciation (depreciation)	381,649
NET REALIZED AND UNREALIZED GAIN (LOSS)	619,460
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 447,918

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statements of Changes in Net Assets
	Year Ended 7/31/2022	Year Ended 7/31/2021
OPERATIONS:
Net investment income (loss)	$ (171,542)	$ (143,975)
Net realized gain (loss)	237,811	414,482
Net change in unrealized appreciation (depreciation)	381,649	(174,442)
Net increase (decrease) in net assets resulting from operations	447,918	96,065
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	41,694,635	21,654,151
Cost of shares redeemed	(8,863,931)	(23,646,537)
Net increase (decrease) in net assets resulting from shareholder transactions	32,830,704	(1,992,386)
Total increase (decrease) in net assets	33,278,622	(1,896,321)
NET ASSETS:
Beginning of period	10,752,431	12,648,752
End of period	$44,031,053	$10,752,431
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	550,002	650,002
Shares sold	2,100,000	1,100,000
Shares redeemed	(450,000)	(1,200,000)
Shares outstanding, end of period	2,200,002	550,002
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended		Period Ended 7/31/2020 (a)
	7/31/2022	7/31/2021
Net asset value, beginning of period	$ 19.55	$ 19.46	$ 20.01
Income from investment operations:
Net investment income (loss)	(0.24) (b)	(0.26)	(0.07)
Net realized and unrealized gain (loss)	0.70	0.35	(0.48)
Total from investment operations	0.46	0.09	(0.55)
Net asset value, end of period	$20.01	$19.55	$19.46
Total return (c)	2.35%	0.46%	(2.75)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 44,031	$ 10,752	$ 12,649
Ratio of total expenses to average net assets	1.87%	2.23%	2.30% (d)
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense	1.25%	1.25%	1.25% (d)
Ratio of net investment income (loss) to average net assets	(1.23)%	(1.15)%	(1.71)% (d)
Portfolio turnover rate (e)	246%	280%	137%

(a)	Inception date is February 4, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Merger Arbitrage ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MARB” on NYSE Arca, Inc. The Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts, and derivatives, including total return swaps. The Fund may invest in securities issued by small, mid and large capitalization issuers.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022
prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with BNP Paribas Prime Brokerage International, Ltd. for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 85 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended July 31, 2022, the Fund had margin interest rebate of $8,705 and margin interest expense of $5,986, as shown on the Statement of Operations. Restricted cash in the amount of $6,932,940, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of July 31, 2022.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
During the fiscal years ended July 31, 2022 and 2021, no distributions were paid by the Fund.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(130,900)
Net unrealized appreciation (depreciation)	164,797
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable periods ended 2020, 2021, and 2022 remain open to federal and state audit. As of July 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2022, for federal income tax purposes, the Fund had $52,719 of capital loss carryforward available, to the extent provided by regulations, to offset future capital gains.
During the fiscal year ended July 31, 2022, the Fund utilized $215,101 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2022, the Fund incurred and elected to defer net ordinary losses of $78,181.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$141,057	$(2,855)	$(138,202)
As of July 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$21,784,763	$418,930	$(254,133)	$164,797
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees First Trust Capital Management L.P.’s (“First Trust Capital Management” or the “Sub-Advisor”) management of the Fund’s assets. First Trust is paid an annual unitary management fee by the Fund equal to 1.25% of the Fund’s average daily net assets and is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sales transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Management receives sub-advisory fees equal to the annual rate of 0.625% of the average daily net assets of the Fund less the amount of Fund expenses owed by the Sub-Advisor. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee.
Vivaldi Holdings LLC (“Vivaldi Holdings”), the parent company of the Fund’s investment sub-advisor, Vivaldi Asset Management, LLC (“VAM”), and First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, created a joint venture, First Trust Capital Solutions L.P. (“FTCS”). In connection with the creation of this joint venture, substantially all of VAM’s equity was transferred to FTCS, and it was converted to a Delaware limited partnership and changed its name to First Trust Capital Management L.P. (“FTCM”) (the “Transaction”). In addition, Vivaldi Holdings has converted to a Delaware limited partnership and changed its name to VFT Holdings LP. The Transaction closed in November 2021 (the “Closing”). The Closing operated as an “assignment” (as defined in the 1940 Act) of the Fund’s investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust and VAM (the “Sub-Advisory Agreement”), which resulted in the automatic termination of the Sub-Advisory Agreement in accordance with its terms. The Board previously approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, First Trust and FTCM. On February 22, 2022, at a special shareholder meeting for the Fund, the shareholders of MARB voted to approve the New Sub-Advisory Agreement.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 50% ownership interest in First Trust Capital Management L.P. through First Trust Capital Solutions L.P.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions were $28,941,329 and $25,761,738, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $7,224,425 and $9,821,593, respectively.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022
For the fiscal year ended July 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $20,561,255 and $3,142,615, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2023.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Merger Arbitrage ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2022 and 2021, and the period from February 4, 2020 (commencement of operations) through July 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2022 and 2021, and the period from February 4, 2020 (commencement of operations) through July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
MARB held its Special Meeting of Shareholders (the “Special Meeting”) on February 22, 2022. At the Special Meeting, the shareholders approved a new Investment Sub-Advisory Agreement for MARB. The number of shares voted in favor of the new Investment Sub-Advisory Agreement for MARB was 167,612 and the number of shares voted against was 850 and the number of abstentions was 32,007.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of the First Trust Merger Arbitrage ETF (the “Fund”). The Board approved the continuation of the Advisory Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
The Board noted that it had approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Advisor and First Trust Capital Management L.P. (the “Sub-Advisor”) at a meeting held on September 12–13, 2021 for an initial two-year term and that shareholders of the Fund approved the Sub-Advisory Agreement at a meeting held on February 22, 2022. Accordingly, the Board did not consider the renewal of the Sub-Advisory Agreement at the June 12–13, 2022 meeting and will first consider its renewal at its June 2023 meeting.
In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Advisory Agreement have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for the Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that because the Fund may establish short positions in the equity securities of companies, the Fund will incur margin interest expense and dividend expense on investments sold short, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs following a merger arbitrage strategy and that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	220	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	220	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	220	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	220	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	220	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	220	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Merger Arbitrage ETF (MARB)
July 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Capital Management L.P.
225 West Wacker Drive, Suite 2100
Chicago, IL 60606
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $267,688 for the fiscal year ended July 31, 2021 and $292,000 for the fiscal year ended July 31, 2022.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2021 and $0 for the fiscal year ended July 31, 2022.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2021 and $0 for the fiscal year ended July 31, 2022.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $40,221 for the fiscal year ended July 31, 2021 and $130,825 for the fiscal year ended July 31, 2022. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended July 31, 2021 and $0 for the fiscal year ended July 31, 2022.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2021 and $0 for the fiscal year ended July 31, 2022.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2021 and $0 for the fiscal year ended July 31, 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:		Advisor and Distributor:
(b)	0%	(b)	0%
(c)	0%	(c)	0%
(d)	0%	(d)	0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended July 31, 2021 were $40,221 for the registrant, $23,200 for the registrant’s investment advisor and $29,500 for the registrant’s distributor and for the fiscal year ended July 31, 2022 were $130,825 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 11, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	October 11, 2022